As filed with the Securities and Exchange Commission on June 10, 2025

File Nos. 333-235734

811-23504

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. __
Post-Effective Amendment No. 64

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 67

AIM ETF PRODUCTS TRUST

(Exact Name of Registrant as Specified in Charter)

5701 GOLDEN HILLS DRIVE, MINNEAPOLIS, MN 55416-1297

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (763) 765-7453

Amanda Farren, Chief Legal Officer

5701 Golden Hills Drive

Minneapolis, MN 55416-1297

(Name and Address of Agent for Service of Process)

With Copy to:

J. Stephen Feinour, Jr., Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, Pennsylvania 19103-7018

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Amendment.

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)

☐	on [Date] pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on [Date] pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on [Date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment to the Registrant’s Registration Statement on Form N-1A relates only to AllianzIM U.S. Equity Buffer100 Protection ETF and AllianzIM U.S. Equity Buffer15 ETF and does not otherwise delete, amend, or supersede any information relating to any other series of the Registrant.

Prospectus

AllianzIM U.S. Equity Buffer15 ETF

(Cboe BZX—QBSF)
June 10, 2025

AllianzIM U.S. Equity Buffer15 ETF (the “Fund”)
is a series of AIM ETF Products Trust (the “Trust”) and is an actively managed ETF.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the securities described in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

•	The Fund seeks to match, at the end of the current Outcome Period, the share price returns of the Underlying ETF up to a specified upside Cap, while providing a Buffer against Underlying ETF losses.

•	The Fund intends to invest substantially all of its assets in FLexible EXchange ® Options that reference the Underlying ETF.

•	Underlying ETF: SPDR® S&P 500® ETF Trust

•	Cap: The Fund seeks to match share price returns up to a Cap of [ ]% prior to taking into account any fees or expenses charged to the Fund. When the Fund’s annualized management fee of 0.64% of the Fund’s average daily net assets is taken into account, the Cap is reduced to [ ]%.

•	Buffer: The Fund seeks to provide a downside loss buffer against the first 15.00% of Underlying ETF losses prior to taking into account any fees or expenses charged to the Fund. When the Fund’s annualized management fee of 0.64% of the Fund’s average daily net assets is taken into account, the buffer is reduced to 14.36%. The Fund is expected to experience all subsequent losses experienced by the Underlying ETF’s share price once the Buffer has been exhausted.

•	Outcome Period: Each Outcome Period will be a three-month calendar quarter, i.e., from January 1 to March 31, April 1 to June 30, July 1 to September 30, or October 1 to December 31.

•	The Fund’s investment strategy is different from more typical investment products, and the Fund may be unsuitable for some investors. It is important that investors understand the Fund’s investment strategy before making an investment in the Fund.

•	There is no guarantee that the outcomes sought for an Outcome Period will be realized, and there is no guarantee that the Buffer will limit Fund losses or that participation up to the Cap will be achieved. You may lose your entire investment. The outcomes that the Fund seeks to provide do not include the costs associated with purchasing shares of the Fund or the Fund’s annualized management fee. The Cap and Buffer will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee.

•	The Fund will be indefinitely offered with a new Outcome Period tied to the same Underlying ETF beginning after the end of each Outcome Period. At the new Outcome Period, the Fund’s holdings will change which will reset the Fund for a new Cap. It is expected that the Cap will change from one Outcome Period to the next.

•	The Fund is designed to provide the specific outcomes only if an investor purchases Shares at the beginning of the Outcome Period and continues to hold the Shares until the end of the Outcome Period.

If you purchase shares after the Outcome Period has begun or sell shares prior to the Outcome Period’s end, you may experience investment returns very different from those that the Fund seeks to provide for that Outcome Period. There is no guarantee that the Fund will successfully achieve its investment objective.

The Fund’s website, www.AllianzIMetfs.com/QBSF, provides, on a daily basis, important Fund information (including Outcome Period dates and the Cap and Buffer), as well as information relating to the potential return scenarios as a result of an investment in the Fund. If you are contemplating purchasing shares, please visit the website. Investors considering purchasing shares after the Outcome Period has begun or selling shares prior to the end of the Outcome Period should visit the website for information regarding potential investment outcomes.

Fund Summary

Investment Objective

The Fund seeks to match, at the end of the current Outcome Period, the share price returns of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”), up to a specified upside Cap, while providing a Buffer against the first 15% of Underlying ETF losses. The Cap and the Buffer will be reduced after taking into account management fees and other Fund fees and expenses.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.64%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.64%

1 Other Expenses are estimated for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$65	$205

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund has not yet commenced investment operations, no portfolio turnover information is available at this time.

Principal Investment Strategies

The Fund pursues a buffered strategy that seeks to match the share price returns of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”) (i.e., the market price returns of the Underlying ETF), at the end of a three-month calendar quarter (i.e., from January 1 to March 31, April 1 to June 30, July 1 to September 30, or October 1 to December 31), as described below (the “Outcome Period”), subject to an upside maximum percentage return (the “Cap”) and downside protection with a buffer against the first 15.00% of Underlying ETF losses (the “Buffer”). The Fund’s intended return measured across different market conditions (e.g., rising or declining markets) is referred to as “outcomes” in this prospectus. The Underlying ETF’s share price returns reflect the price at which the Underlying ETF’s shares trade on the secondary market (not the Underlying ETF’s net asset value).

Under normal market conditions, the Fund invests at least 80% of its net assets in instruments with economic characteristics similar to U.S. equity securities. Specifically, the Fund intends to invest substantially all of its assets in FLexible EXchange Options (“FLEX Options”) that reference the Underlying ETF. FLEX Options are customized equity or index options contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. The Fund may purchase and sell a combination of call option contracts and put option

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contracts. A call option contract is an agreement between a buyer and seller that gives the purchaser of the call option contract the right, but not the obligation, to buy, and the seller of the call option contract (or the “writer”) the obligation to sell, a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”). A put option contract gives the purchaser of the put option contract the right, but not the obligation, to sell, and the writer of the put option contract the obligation to buy, a particular asset at a specified future date at the strike price.

The Cap is set at or near the close of the market on the business day prior to the first day of the Outcome Period, based on market conditions. Specifically, the Cap is based on the market costs associated with a series of FLEX Options that are purchased and sold in order to seek to obtain the relevant market exposure and to provide downside protection via the Buffer. The market conditions and other factors that influence the Cap can include market volatility, risk free rates, and time to expiration of the FLEX Options. The Cap for the current Outcome Period is [ ]% prior to taking into account any fees or expenses charged to the Fund. When the Fund’s annualized management fee of 0.64% of the Fund’s average daily net assets is taken into account, the Cap is reduced to [ ]%. The Buffer is 15.00% prior to taking into account any fees or expenses charged to the Fund. When the Fund’s annualized management fee of 0.64% of the Fund’s average daily net assets is taken into account, the Buffer is reduced to 14.36%.

The Fund’s return will be reduced by the Fund’s unitary management fee and further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee. For the purpose of this prospectus, “non-routine or extraordinary expenses” are non-recurring expenses that may be incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding or soliciting proxies for a meeting of Fund shareholders. The returns that the Fund seeks to provide also do not include the costs associated with purchasing Shares of the Fund. The Fund will not receive or benefit from any dividend payments made by the Underlying ETF. It is expected that the Cap will change from one Outcome Period to the next. There is no guarantee, and it is unlikely, that the Cap will remain the same after the end of the Outcome Period. The Cap may increase or decrease, and it may change significantly, depending upon the market conditions at that time.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means it generally may invest a greater proportion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified fund.

The Underlying ETF is an exchange-traded unit investment trust that seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index (the “Underlying Index”). The Underlying Index is a large-cap, market-weighted, U.S. equities index. The Underlying ETF seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the Underlying Index, with the weight of each stock in the Underlying ETF’s portfolio substantially corresponding to the weight of such stock in the Underlying Index. Although the Underlying ETF seeks to track the performance of the Underlying Index, the Underlying ETF’s return may not match or achieve a high degree of correlation with the return of the Underlying Index due to fees, expenses and transaction costs incurred by the Underlying ETF, among other factors. In addition, it is possible that the Underlying ETF may not always fully replicate the Underlying Index, including due to the unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances (e.g., if trading in a security has been halted). As of April 30, 2025, the Underlying Index was comprised of 503 constituent securities, representing 500 companies, with a market capitalization range of between $5.7 billion and $3.2 trillion, and had significant exposure to the information technology sector. Accordingly, through its investments in FLEX Options that reference the Underlying ETF, the Fund had significant exposure to the information technology sector as of April 30, 2025.

The Fund seeks to achieve its objective by buying and selling call and put FLEX Options that reference the Underlying ETF. Generally, the Fund will enter into the FLEX Options for an Outcome Period on the business day immediately prior to the first day of the Outcome Period, and the FLEX Options of an Outcome Period will expire on the last business day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period.

In general, the Fund seeks to achieve the following outcomes for each Outcome Period, although there can be no guarantee these results will be achieved:

•	If the Underlying ETF’s share price has increased as of the end of the Outcome Period, the combination of FLEX Options held by the Fund is designed to provide positive returns that match the return of the Underlying ETF’s share price, up to the Cap.
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•	If the Underlying ETF’s share price has decreased as of the end of the Outcome Period, the combination of FLEX Options held by the Fund is designed to compensate for the first 15.00% of losses experienced by the Underlying ETF’s share price.

•	If the Underlying ETF’s share price has decreased by more than 15.00% as of the end of the Outcome Period, the Fund is expected to experience all subsequent losses experienced by the Underlying ETF’s share price beyond 15.00% on a one-to-one basis, meaning that the Fund will decrease 1% for every 1% decrease in the Underlying ETF’s share price (i.e., if the Underlying ETF loses 20%, the Fund is designed to lose 5%).

The outcomes described here are before taking into account Fund fees and expenses, brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee. An investor that purchases Shares after the Outcome Period has begun or sells Shares prior to the end of the Outcome Period may experience results that are very different from the investment objective sought by the Fund for that Outcome Period.

The following charts illustrate the hypothetical returns that the Fund seeks to provide where a shareholder holds Shares for the entire Outcome Period. The Cap Level illustrated in these charts is for illustration only and the actual Cap may be different and will change each Outcome Period.

The returns shown in the charts are based on hypothetical performance of the Underlying ETF’s share price in certain illustrative scenarios and do not take into account payment by the Fund of fees and expenses, brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee. There is no guarantee that the Fund will be successful in providing these investment outcomes for any Outcome Period.

In the first graph below, the dotted line represents the Underlying ETF’s share price performance, and the solid line represents the gross returns that the Fund seeks to provide relative to the Underlying ETF’s share price performance.

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Despite the intended Buffer, a shareholder who holds Shares for the entire Outcome Period could lose their entire investment. An investment in the Fund is only appropriate for shareholders willing to bear the loss of their entire investment.

The outcomes may only be achieved if Shares are held over a complete Outcome Period. An investor that purchases or sells Shares during an Outcome Period may experience results that are very different from the outcomes sought by the Fund for that Outcome Period. For example, if an investor purchases Shares during an Outcome Period at a time when the Underlying ETF’s share price has decreased from its price at the beginning of the Outcome Period, that investor’s buffer will essentially be decreased by the amount of the decrease in the Underlying ETF’s share price. Conversely, if an investor purchases Shares during an Outcome Period at a time when the Underlying ETF’s share price has increased from its price at the beginning of the Outcome Period, that investor’s cap will essentially be decreased by the amount of the increase in the Underlying ETF’s share price. The strategy is designed to realize the outcomes only on the final day of the Outcome Period. To achieve the target outcomes sought by the Fund for an Outcome Period, an investor must hold Shares for that entire Outcome Period. This means investors should purchase the Shares immediately prior to the beginning of the Outcome Period and hold the Shares until the end of the Outcome Period to achieve the intended results.

Both the Cap and Buffer are fixed at levels calculated in relation to the Outcome NAV and the Underlying ETF’s share price. The Outcome NAV is the Fund’s net asset value (or “NAV”, which is the per share value of the Fund’s assets) calculated at the close of the market on the business day prior to the first day of the Outcome Period. An investor purchasing Shares on the secondary market on the first day of the Outcome Period may pay a price that is different from the Fund’s Outcome NAV. As a result, the investor may not experience the same investment results as the Fund, even if the Fund is successful in achieving the outcomes. Furthermore, an investor cannot expect to purchase Shares precisely at the beginning of the Outcome Period or precisely at the price of the Outcome NAV, or sell Shares precisely at the end of the Outcome Period or precisely at the price of the last calculated NAV of the Outcome Period, and thereby experience precisely the investment returns sought by the Fund for the Outcome Period.

The Outcome Period will be a three-month calendar quarter from January 1 to March 31, April 1 to June 30, July 1 to September 30, or October 1 to December 31. The Fund is designed to seek to achieve the outcomes at the end of each successive calendar quarter Outcome Period. The outcomes that the Fund achieves over multiple calendar quarter Outcome Periods likely will be different than the outcomes achieved by a comparable fund with a longer outcome period, and an investor holding Shares over multiple calendar quarter Outcome Periods likely will experience different investment results than if the investor held shares in a comparable fund with a longer outcome period. For example, during a single twelve-month period, the outcomes achieved by the Fund over four successive three-month Outcome Periods likely would be different than the outcomes achieved by a comparable fund over a one-year outcome period. The Fund resets at the beginning

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of each Outcome Period by investing in a new set of FLEX Options that will provide a new Cap for the new Outcome Period. This means that the Cap is expected to change for each Outcome Period and is determined by market conditions on the business day immediately prior to the first day of each Outcome Period. The Cap may increase or decrease for each Outcome Period. The Buffer is not expected to change for each Outcome Period. The Cap and Buffer, and the Fund’s position relative to each, should be considered before investing in the Fund. The Fund will be indefinitely offered with a new Outcome Period tied to the same Underlying ETF beginning after the end of each Outcome Period; the Fund is not intended to terminate after the current or any subsequent Outcome Period.

Approximately one week prior to the end of each Outcome Period, the Fund will file a prospectus supplement that discloses the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of the Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap (both before and after taking into account the Fund’s annualized management fee) for the next Outcome Period. There is no guarantee the final Cap will be within the anticipated range. This information also will be available on the Fund’s website, www.AllianzIMetfs.com/QBSF.

An investor that purchases Shares after the Outcome Period has begun or sells Shares prior to the end of the Outcome Period may experience investment returns very different from those sought by the Fund for that Outcome Period. The Fund’s website, www.AllianzIMetfs.com/QBSF, provides, on a daily basis, important Fund information, including the Fund’s position relative to the Cap and Buffer, as well as information relating to the potential return scenarios as a result of an investment in the Fund. Before purchasing Shares, an investor should visit the website to review this information and understand the possible outcomes of an investment in Shares on a particular day and held through the end of the Outcome Period.

Principal Risks

The Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, return and ability to meet its investment objective. Risks shown below that are applicable to ETFs, such as the Fund, also apply to the Underlying ETF. There can be no assurance that the Fund’s investment objective will be achieved.

FLEX Options Risk. The Fund utilizes FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (“OCC”). The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In a less liquid market for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The value of the underlying FLEX Options will be affected by, among other things, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF’s share price and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price; although they generally move in the same direction, it is possible they may move in different directions.

Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to buffer the first 15.00% of losses experienced by the Underlying ETF in an Outcome Period. A shareholder may lose their entire investment. If an investor purchases or sells Shares during an Outcome Period after the Underlying ETF’s share price has decreased, the investor may receive less, or none, of the intended benefit of the Buffer. The Fund does not provide principal protection or protection of gains and shareholders could experience significant losses including loss of their entire investment.

Capped Upside Return Risk. The Fund’s strategy seeks to provide returns that match the share price returns of the Underlying ETF at the end of the Outcome Period, subject to the Cap. In the event that the Underlying ETF has gains in excess of the Cap for the Outcome Period, the Fund will not participate in those gains beyond the Cap. If an investor purchases or sells Shares during an Outcome Period after the Underlying ETF’s share price has increased relative to its price at the close of the market the business day prior to the first day of the Outcome Period the investor may have less or no investment gain on their Shares for that Outcome Period. The Cap represents the absolute maximum percentage return an investor can achieve from an investment in the Fund held for the entire Outcome Period.

Upside Participation Risk. There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a return that matches the share price returns of the Underlying ETF at the end of an Outcome Period, subject to the Cap.

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If an investor purchases or sells Shares during an Outcome Period, the returns realized by the investor may not match those that the Fund seeks to achieve.

Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF’s share price and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as, and it is possible the value may move in different directions from, the Underlying ETF’s share price, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Underlying ETF’s share price. Similarly, the components of the FLEX Option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the outcomes will be provided at any point other than the end of the Outcome Period.

Cap Change Risk. A new Cap is established at the beginning of each Outcome Period and is dependent on market conditions generally on the business day immediately prior to the beginning of the Outcome Period. As such, the Cap will change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods and could change significantly from one Outcome Period to another.

Investment Objective Risk. Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options during an Outcome Period or otherwise for reasons not related to the Fund’s investment strategy, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes affecting the treatment of FLEX Options.

Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that match the share price returns of the Underlying ETF at the end of each Outcome Period, subject to the Cap and the Buffer. If an investor purchases or sells Shares during an Outcome Period, the returns realized by the investor will not match those that the Fund seeks to achieve for the Outcome Period. In particular, an investor who does not hold Shares for the entire Outcome Period may not receive the full intended benefit of the Buffer, may experience little or no upside gain due to the Cap, and may not experience investment returns equal to the investment returns sought by the Fund for the Outcome Period. Each Outcome Period is a three-month calendar quarter from January 1 to March 31, April 1 to June 30, July 1 to September 30, or October 1 to December 31. The Fund is designed to seek to achieve the outcomes at the end of each successive three-month calendar quarter Outcome Period. The outcomes that the Fund achieves over multiple calendar quarter Outcome Periods likely will be different than the outcomes achieved by a comparable fund with a longer outcome period, and an investor holding Shares over multiple calendar quarter Outcome Periods likely will experience different investment results than if the investor held shares in a comparable fund with a longer outcome period. For example, during a single twelve-month period, the outcomes achieved by the Fund over four successive three-month Outcome Periods likely would be different than the outcomes achieved by a comparable fund over a one-year outcome period. Generally, the Fund will enter into the FLEX Options for an Outcome Period on the business day immediately prior to the first day of the Outcome Period, and the FLEX Options of an Outcome Period will expire on the last business day of the Outcome Period. The Cap for each Outcome Period is also determined based on market conditions on the business day prior to the beginning of the Outcome Period. The outcomes are based on the Outcome NAV. As a result, investors should purchase the Shares immediately prior to the beginning of the Outcome Period and hold the Shares until the end of the Outcome Period. In addition, an investor cannot expect to purchase Shares precisely at the beginning of the Outcome Period or precisely at the price of the Outcome NAV, or sell Shares precisely at the end of the Outcome Period or precisely at the price of the last calculated NAV of the Outcome Period, and thereby experience precisely the investment returns sought by the Fund for the Outcome Period.

Downside Risk. The Fund’s strategy seeks to provide returns that match the share price returns of the Underlying ETF at the end of an entire Outcome Period, subject to the Cap, while limiting, or providing a buffer against, downside losses. Despite the intended Buffer, a shareholder could lose their entire investment. If an investor purchases Shares during an Outcome Period after the Underlying ETF’s share price has decreased during an Outcome Period, the investor may receive less, or none, of the intended benefit of the Buffer. The Fund might not achieve its objective in certain circumstances. The Fund does not provide principal protection or protection of gains and an investor may experience significant losses on their investment, including loss of their entire investment.

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Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability to value the FLEX Options becomes more difficult and the judgment of Allianz Investment Management LLC (the “Adviser”) or a fair value pricing vendor (in accordance with the fair value procedures approved by the Board of Trustees of the Trust (the “Board”)) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult to accurately assign a daily value.

Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may significantly impact the price of the options. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Tax Risk. The Fund has elected and will continue to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. However, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. Certain options on an ETF may not qualify as “Section 1256 contracts” under Section 1256 of the Code, and disposition of such options will likely result in short-term capital gains or losses. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. To maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. For purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In particular, there is no published IRS guidance or case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon the language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, the Fund may not qualify, or may be disqualified, as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying a dividend.” If a shareholder purchases Shares after the Outcome Period has begun and shortly thereafter the Fund issues a dividend, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Underlying ETF Risk. The Fund invests in FLEX Options that derive their value from the Underlying ETF, and therefore the Fund’s investment performance largely depends on the investment performance of the Underlying ETF. The value of the Underlying ETF will fluctuate over time based on fluctuations in the values of the securities held by the Underlying ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to absence of an active market risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact

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the performance of the Underlying ETF and, in turn, the value of the Fund’s investments. The Underlying ETF seeks to track the Underlying Index but may not exactly match the performance of the Underlying Index due to differences between the portfolio of the Underlying ETF and the components of the Underlying Index, fees and expenses, transaction costs, and other factors.

Equity Securities Risk. The Fund invests in FLEX Options that derive their value from the Underlying ETF. Because the Underlying ETF has exposure to the equity securities markets, the Fund has exposure to the equity securities markets. Equity securities prices fluctuate for several reasons, including economic and political developments, changes in interest rates, war, acts of terrorism, public health issues, or other events. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as investors’ perceptions of and confidence in their issuers change. These investor perceptions are based on various and unpredictable factors, including many of the same factors already mentioned.

Large-Capitalization Companies Risk. The Fund invests in FLEX Options that derive their value from the Underlying ETF, which tracks the Underlying Index. Because the Underlying ETF has exposure to large-capitalization companies, the Fund has exposure to large-capitalization companies. Such large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets or other part of the securities markets, such as smaller- or mid-capitalization companies.

Information Technology Sector Risk. The Fund invests in FLEX Options that derive their value from the Underlying ETF, which tracks the Underlying Index. Because the Underlying ETF, as of April 30, 2025, has significant exposure to the information technology sector, the Fund has significant exposure to the information technology sector. Information technology companies may have limited product lines, markets, financial resources or personnel. Information technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of a FLEX Option or other asset may also decline due to general market conditions, inflation, recessions, changes in interest rates, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Additionally, certain changes in the U.S. economy, such as a decrease in imports or exports, changes in trade regulations, inflation and/or economic recession, may have an adverse effect on the value of a FLEX Option or other assets. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. In addition, unexpected events and their aftermaths, such as pandemics, epidemics or other public health issues; natural, environmental or man-made disasters; financial, political or social disruptions; military conflict; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Any such circumstances could have a materially negative impact on the value of the Shares and could result in increased market volatility. During any such events, the Shares may trade at increased premiums or discounts to their NAV.

Premium/Discount Risk. The market price of the Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for Shares on the exchange on which the Shares are listed and traded (the “Exchange”). The Adviser cannot predict whether Shares will trade below, at or above their NAV because the Shares trade on the Exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate significantly from the Fund’s NAV. Thus, you may pay more (or less) than NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

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Large Shareholder Risk. Certain shareholders, including an authorized participant, the Adviser or an affiliate of the Adviser, or other funds or accounts advised by the Adviser or an affiliate of the Adviser, may own a substantial amount of Shares. Additionally, from time to time an authorized participant, a third-party investor, the Adviser, or an affiliate of the Adviser may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or to allow the Fund to achieve size or scale. Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Fund may be liquidated. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. In addition, the Fund may be a constituent of one or more adviser asset allocation models. Being a component of such a model may greatly affect the trading activity of the Fund, the size of the Fund, and the market volatility of the Fund’s shares. Inclusion in a model could increase demand for the Fund and removal from a model could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted, and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, model rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.

Active Markets Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, or perceived trends in securities prices. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a significant variance in the market price of Shares and their underlying value and wider bid-ask spreads. Shares of the Fund could decline in value or underperform other investments.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, including errors relating to the operation and valuation of the Underlying ETF, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem “Creation Units” (defined in “Purchase and Sale of Shares”), Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Cash Transactions Risk. The Fund may effectuate creations and redemptions solely or partially for cash, rather than in-kind. To the extent the Fund engages in full or partial cash creation and redemption transactions, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund (“ETF”) that effects its creations and redemption for in-kind securities or instruments. To the extent the Fund effects redemptions for cash, it may be required to sell portfolio securities or close derivatives positions in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. Under such circumstances, an investment in the Fund may be less tax-efficient than investments in other ETFs. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, generally will be passed on to purchasers and redeemers of Shares in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for other ETFs.

Trading Issues Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading

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in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listing on the Exchange.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intraday bid-ask spreads for Shares.

Performance

As of the date of this prospectus, the Fund has not commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be available on the Fund’s website at www.AllianzIMetfs.com and will provide some indication of the risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Management

Investment Adviser

Allianz Investment Management LLC (the “Adviser”)

Portfolio Managers

The following persons serve as portfolio managers of the Fund and are responsible for the day-to-day management of the Fund.

•	Thomas Paustian, CFA, Hedge Portfolio Manager and Senior Vice President at the Adviser, has served as Portfolio Manager for the Fund since its inception in June 2025; and

•	Josiah Highmark, Vice President at the Adviser, has served as Portfolio Manager for the Fund since its inception in June 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“Authorized Participants”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 25,000 Shares) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of instruments (including cash in lieu of any portion of such instruments) and/or an amount of cash that the Fund specifies each day. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on the Exchange and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.AllianzIMetfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital, capital gains or some combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement. A sale of Shares may result in capital gain or loss.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Principal Investment Strategies

The discussion below provides additional information regarding key aspects of the Fund’s principal investment strategies, including the Outcome Periods, the operation of the Buffer and Cap, the Fund’s use of FLEX Options, and other information relevant to an investment in the Shares.

The Fund seeks to match, at the end of the current Outcome Period, the share price returns of the Underlying ETF, up to a specified upside Cap, while providing a Buffer against the first 15% of Underlying ETF losses. The Fund’s investment objective is not “fundamental”, meaning that it may be changed by the Board at any time without shareholder approval upon prior notice to shareholders. Additionally, the Fund may liquidate and terminate at any time without shareholder approval upon prior notice to shareholders. Under normal market conditions, the Fund invests at least 80% of its net assets in instruments with economic characteristics similar to U.S. equity securities. Shareholders will be given at least 60 days’ advance notice of any change to the Fund’s 80% policy.

Outcome Period

The investment objective of the Fund, which includes a Buffer and Cap as discussed below, is based upon the performance of the Underlying ETF’s share price over the Outcome Period then in effect, which is generally a three-month calendar quarter period from January 1 to March 31, April 1 to June 30, July 1 to September 30, or October 1 to December 31. The Underlying ETF’s share price returns reflect the price at which the Underlying ETF’s shares trade on the secondary market (not the Underlying ETF’s net asset value).

The Fund resets at the beginning of each Outcome Period by investing in a new set of FLEX Options that will provide a new Cap for the new Outcome Period. Generally, the Fund will enter into the FLEX Options for an Outcome Period on the business day immediately prior to the first day of the Outcome Period, and the FLEX Options for an Outcome Period will expire on the last business day of the Outcome Period. The customizable nature of FLEX Options allows the Adviser to select the price at which the FLEX Option can be exercised. This is commonly known as the “strike price.” The Adviser specifically selects the strike price for each FLEX Option such that when the FLEX Options are exercised on the final day of the Outcome Period, the outcomes may be obtained based upon the performance of the Underlying ETF’s share price at the end of the Outcome Period. The Cap is expected to change for each Outcome Period and is determined based upon market conditions and the cost of FLEX Options on the business day prior to each Outcome Period when the Adviser enters into the new set of FLEX Options. The Buffer is not expected to change for each Outcome Period.

The Cap and Buffer, and the Fund’s position relative to each, should be considered before investing in the Fund. The Fund will be indefinitely offered with a new Outcome Period tied to the same Underlying ETF beginning after the end of each Outcome Period; the Fund is not intended to terminate after the current or any subsequent Outcome Period.

An investor that purchases or sells Shares during an Outcome Period may experience results that are very different from the investment objective sought by the Fund for that Outcome Period. Both the Cap and Buffer are fixed levels that are calculated in relation to the Underlying ETF’s share price and Outcome NAV (which is the Fund’s NAV, the per share value of the Fund’s assets, calculated at the close of the market on the business day prior to the first day of the Outcome Period). While the Cap and Buffer reference the performance of the Underlying ETF’s share price over the Outcome Period, the Fund expects its NAV to experience similar general price movement over the Outcome Period as the Underlying ETF’s share price, but not always. Because the Underlying ETF’s share price and the Fund’s NAV will change over the Outcome Period, an investor purchasing Shares during the Outcome Period will have a different return potential than an investor who held Shares at the beginning of the Outcome Period. This is because the Cap and Buffer for the Outcome Period are fixed levels that remain constant throughout the Outcome Period, and an investor purchasing Shares at market price during the Outcome Period likely purchased Shares at a price that is different from the Outcome NAV. For example, if an investor purchases Shares during an Outcome Period at a time when the Underlying ETF’s share price has decreased from its price at the close of the market the business day prior to the first day of the Outcome Period, that investor’s buffer will essentially be decreased by the amount of the decrease in the Underlying ETF’s share price. Conversely, if an investor purchases Shares during an Outcome Period at a time when the Underlying ETF’s share price has increased from the Outcome NAV, that investor’s cap will essentially be decreased by the amount of the increase in the Underlying ETF’s share price. See “Buffer and Cap” below for additional information. The degree to which a FLEX Option’s value correlates with the Underlying ETF’s share price is also affected by the expected volatility of the Underlying ETF’s share price. The strategy is designed to realize the outcomes only on the final day of the Outcome Period. To achieve the target outcomes sought by the Fund for an Outcome Period, an investor must hold Shares for that entire Outcome Period.

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Both the Cap and Buffer are fixed at levels calculated in relation to the Outcome NAV and Underlying ETF’s share price. The Outcome NAV is the Fund’s NAV calculated at the close of the market on the business day prior to the first day of the Outcome Period. An investor purchasing Shares on the secondary market on the first day of the Outcome Period may pay a price that is different from the Fund’s Outcome NAV. As a result, the investor may not experience the same investment results as the Fund, even if the Fund is successful in achieving the outcomes. Furthermore, an investor cannot expect to purchase Shares precisely at the beginning of the Outcome Period or precisely at the price of the Outcome NAV, or sell Shares precisely at the end of the Outcome Period or precisely at the price of the last calculated NAV of the Outcome Period, and thereby experience precisely the investment returns sought by the Fund for the Outcome Period.

Approximately one week prior to the end of each Outcome Period, the Fund will file a prospectus supplement that discloses the anticipated ranges for the Cap for the next Outcome Period. Following the close of business on the last day of the Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Cap (both before and after taking into account the Fund’s annualized management fee) for the next Outcome Period. There is no guarantee the final Cap will be within the anticipated range. This information also will be available on the Fund’s website, www.AllianzIMetfs.com/QBSF.

An investor that purchases Shares after the Outcome Period has begun or sells Shares prior to the end of the Outcome Period may experience investment returns very different from those sought by the Fund for that Outcome Period. The Fund’s website, www.AllianzIMetfs.com/QBSF, provides, on a daily basis, important Fund information, including the Fund’s position relative to the Cap and Buffer, as well as information relating to the potential return scenarios as a result of an investment in the Fund. Before purchasing Shares, an investor should visit the website to review this information and understand the possible outcomes of an investment in Shares on a particular day and held through the end of the Outcome Period.

Buffer and Cap

The outcomes sought by the Fund’s Buffer and Cap are based upon the Outcome NAV and will not change over the Outcome Period. Generally, the Fund will enter into the FLEX Options for an Outcome Period on the business day immediately prior to the first day of the Outcome Period, and the FLEX Options for an Outcome Period will expire on the last business day of the Outcome Period. Each FLEX Option’s value is ultimately derived from the performance of the Underlying ETF’s share price during that time. Because the terms of the FLEX Options do not change throughout the Outcome Period, the Buffer and Cap both relate to the Outcome NAV and corresponding Underlying ETF share price.

The Fund seeks to provide downside protection with a buffer on the first 15.00% loss of the Underlying ETF over each Outcome Period. After the Underlying ETF’s share price has decreased by more than 15.00%, the Fund is expected to experience subsequent losses on a one-to-one basis, meaning that the Fund will decrease 1% for every 1% decrease in the Underlying ETF’s share price (i.e., if the Underlying ETF loses 20%, the Fund loses approximately 5%).

The Buffer is calculated before taking into account the fees and expenses charged to shareholders and will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee.

If an investor purchases Shares during an Outcome Period at a time when the Fund has decreased in value by 15.00% or more from the Outcome NAV, that investor will not benefit from the Buffer (meaning the investor can lose its entire investment, because the Buffer will have already been exhausted). However, that investor’s potential for gain would be greater than an investor who purchased Shares at the beginning of the Outcome Period if the Fund recovers the value it has lost from the beginning of the Outcome Period through the date the investor purchased their Shares, plus any additional gains between the Outcome NAV and the Cap. The Cap and Buffer relative to the Outcome NAV will not change over the Outcome Period. The Cap represents the absolute maximum return that the Fund seeks to deliver to an investor if held for the entire Outcome Period.

Conversely, if an investor purchases Shares during an Outcome Period at a time when the Fund has increased in value from its Outcome NAV, then a shareholder may experience losses prior to benefitting from the intended Buffer (because the Buffer only applies to losses measured against the Fund’s Outcome NAV for the Outcome Period, the Fund must first decrease in value to its Outcome NAV for the Outcome Period before subsequent losses will benefit from the intended Buffer). There is no guarantee that the Buffer will operate as intended regardless of when an investor purchases Shares, and even if the investor holds its Shares for the entire Outcome Period. While the Fund

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seeks to limit losses to a maximum of 85% for shareholders who hold Shares for an entire Outcome Period (by providing a Buffer against the first 15.00% of Underlying ETF losses), there is no guarantee it will successfully do so. Depending upon market conditions at the time of purchase, a shareholder that purchases Shares during an Outcome Period may lose their entire investment.

Despite the intended Buffer, a shareholder who holds Shares for the entire Outcome Period could lose their entire investment. The Buffer is not guaranteed and may not be achieved. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

The returns of the Fund are subject to the Cap, which is [ ]% before fees and expenses and [ ]% after fees and expenses for the current Outcome Period. An investor’s return will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee. “Non-routine or extraordinary expenses” means non-recurring expenses that may be incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding or soliciting proxies for a meeting of Fund shareholders. The returns that the Fund seeks to provide also do not include the costs associated with purchasing Shares of the Fund. The Fund will not receive or benefit from any dividend payments made by the Underlying ETF.

The Cap represents the anticipated absolute maximum percentage return an investor can achieve from an investment in the Fund for an entire Outcome Period (before fees and expenses). In the event the Underlying ETF experiences gains over an Outcome Period, the Fund seeks to provide investment returns that match the percentage increase of the Underlying ETF’s share price, but any percentage gains over the Cap will not be experienced by the Fund. This means that if the Underlying ETF experiences gains for an Outcome Period in excess of the Cap for that Outcome Period, the Fund is not expected to benefit from those excess gains. Therefore, regardless of the performance of the Underlying ETF’s share price, the Cap is the maximum return an investor can achieve from an investment in the Fund for that Outcome Period.

The Cap is determined on the business day immediately prior to the beginning of each Outcome Period when the Adviser enters into the new set of FLEX Options. The Cap applicable to an Outcome Period will vary based on various factors, including market conditions at the time, including then-current interest rate levels, Underlying ETF share price volatility and the relationship of puts and calls on the underlying FLEX Options.

The Cap and Buffer are a result of the design of the Fund’s principal investment strategy. The Cap, and the Fund’s position relative to it on any given day, should be considered before investing in the Fund. If an investor purchases Shares during an Outcome Period, and the Fund has already increased in value above its Outcome NAV for that Outcome Period to a level near to the Cap, an investor purchasing Shares will have limited to no gain potential for the remainder of the Outcome Period. However, the investor will remain vulnerable to significant downside risk because the investor will bear the losses between the price at which they purchased their Shares and the Outcome NAV for the Outcome Period before subsequent losses will be limited by the Buffer, provided the Buffer operates as intended.

Use of FLEX Options

The Adviser has constructed a portfolio consisting substantially of FLEX Options on the Underlying ETF that are each set to expire on the last business day of the Outcome Period. The customizable nature of FLEX Options allows the Adviser to select the price at which each FLEX Option will be exercised at its expiration. This is commonly known as the “strike price.” On the business day immediately prior to the first day of the Outcome Period, the Adviser selects the strike price for each FLEX Option for the market exposure and Buffer, but the strike price for the Cap will be based upon market conditions. The strike prices are set such that when the FLEX Options are exercised on the last business day of the Outcome Period, the Fund’s expected returns are intended to match the performance of the Underlying ETF’s share price, subject to the Cap or the Buffer, depending on the performance of the Underlying ETF over the duration of the Outcome Period.

The Fund’s targeted investment outcomes, based upon the performance of the Underlying ETF’s share price over the Outcome Period, may be achieved by purchasing and selling call and put FLEX Options in the Fund’s portfolio. Specifically, by purchasing and selling call and put FLEX Options referencing the Underlying ETF, the Fund seeks to deliver investment returns that match the share price returns of the Underlying ETF for the Outcome Period if the Underlying ETF experiences gains up to the Cap, and to achieve the Buffer for the Outcome Period if the Underlying ETF experiences losses, only over

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a complete Outcome Period. The FLEX Options have varying strike prices. The investment in FLEX Options with varying strike prices provides the mechanism for producing the Fund’s desired outcome.

The FLEX Options purchased and sold throughout the Outcome Period are anticipated to have the same or similar terms (i.e., strike price and expiration) as the corresponding FLEX Options purchased and sold at the beginning of the Outcome Period.

Additionally, the value of the Fund’s FLEX Options positions will not increase or decrease at the same rate as the Underlying ETF’s share price, and it is possible they may move in different directions. Because a component of a FLEX Option’s value will be affected by, among other things, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF’s share price and the remaining time until the FLEX Options expire, the Fund’s NAV will not directly correlate on a day-to-day basis with the share price returns experienced by the Underlying ETF. While the Adviser generally anticipates that the Fund’s NAV will move in a similar direction, but not always, as the Underlying ETF’s share price (meaning that the Fund’s NAV will increase if the Underlying ETF experiences gains and that the Fund’s NAV will decrease if the Underlying ETF experiences losses), the Fund’s NAV may not increase or decrease at the same rate or in the same direction as the Underlying ETF’s share price, and it is possible they may move in different directions. The strategy is designed to realize the outcomes only on the final day of the Outcome Period.

The expiration date for each of the Fund’s FLEX Options is the last business day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period.

General Information on the FLEX Options

In general, an options contract is an agreement between a buyer and seller that gives the purchaser of the option the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a particular asset at a specified future date at an agreed upon price. Options give the purchaser of the option the right to receive the reference asset (or the cash value of a reference asset) upon exercise of the option. Receipt of a cash amount will depend upon the closing price of the reference asset upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option.

For each Outcome Period, the Fund will invest in both purchased and written put and call FLEX Options that reference the Underlying ETF. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the OCC. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” reducing counterparty risk for clearing members and options traders. The OCC may make adjustments to FLEX Options for certain significant events. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and subject to the risk that the OCC may fail to perform the settlement of the FLEX Options due to bankruptcy or other adverse reasons. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts.

Depending on whether the option is a put or a call option and whether the Fund purchases or sells the option will determine whether the Fund has the right to receive or the obligation to deliver the reference asset (or the difference between the cash value of a reference asset and the strike price of the option) on the option expiration date. The FLEX Options held by the Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date. The FLEX Options used by the Fund currently are listed on the Cboe Options Exchange (“CBOE”). FLEX Options may be less liquid than more traditional exchange-traded options.

The Fund will generally, under normal conditions, hold FLEX Options for each Outcome Period. The Fund intends to structure the FLEX Options so that any amount owed by the Fund on the written FLEX Options will be covered by payouts at expiration from the purchased FLEX Options. As a result, the FLEX Options will be fully covered and no additional collateral will be necessary during the life of the Fund. The Fund receives premiums in exchange for the written FLEX Options and pays premiums in exchange for the purchased FLEX Options. The OCC and securities exchanges on which the FLEX Options are listed do not charge ongoing fees to writers or purchasers of the FLEX Options during their life for continuing to hold the option contracts, but may charge transaction fees. The FLEX Options purchased and sold throughout the Outcome Period are anticipated to have the same or similar terms, such as strike price and expiration date, as the FLEX Options purchased and sold at the beginning of the Outcome Period.

The Fund’s principal investment strategy seeks to produce the outcomes subject to a Buffer and Cap based upon the performance of the Underlying ETF’s share price. By investing in both purchased and written call and put FLEX Options, the Fund seeks to deliver investment returns that match the share price returns of the Underlying ETF for the Outcome Period

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if the Underlying ETF experiences gains up to the Cap, and buffered losses for the Outcome Period by the amount of the Buffer if the Underlying ETF experiences losses, only over a complete Outcome Period. Both the Cap and the Buffer are provided prior to taking into account annual Fund management fees equal to 0.64% of the Fund’s daily net assets and will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee. There is no guarantee that the Fund will be successful in its attempt to mitigate losses) or to match the share price returns of the Underlying ETF for the Outcome Period up to the Cap.

As described on the cover of this prospectus, in “Principal Investment Strategies” and in “Principal Risks,” there are risks associated with an investment in the Fund and there is no guarantee the Fund will achieve the outcomes it seeks to provide. The Fund’s characteristics (i.e., the importance of holding Shares for the entire Outcome Period, the Cap and Buffer) distinguish it from many more typical investment products and may make it unsuitable for some investors. To help decide whether an investment in the Fund is appropriate based upon individual circumstances, please see the section of this prospectus entitled “Investor Considerations.”

Fund Investments

Description of Principal Investments

FLEX Options

FLEX Options are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX Options in which the Fund invests are all European style options (options that are exercisable only on the expiration date). The FLEX Options used by the Fund currently are listed only on the CBOE.

The Fund purchases and sells call and put FLEX Options. In general, put options give the holder (i.e., the buyer) the right, but not the obligation, to sell an asset (or, in the case of certain put options, to receive a cash settlement equal to the amount by which the strike price of the option exceeds the value of the asset, times a specified multiple) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or, in the case of certain put options, to deliver a cash settlement equal to the amount by which the strike price of the option exceeds the value of the asset, times a specified multiple) at a certain defined price. Call options give the holder (i.e., the buyer) the right, but not the obligation, to buy an asset (or, in the case of certain call options, to receive a cash settlement equal to the amount by which the value of the asset exceeds the strike price of the option, times a specified multiple) and the seller (i.e., the writer) the obligation to sell the asset (or, in the case of certain call options, to deliver a cash settlement equal to the amount by which the closing value of the asset exceeds the strike price of the option, times a specified multiple) at a certain defined price.

Additional Investments

In addition, although the Fund is expected to invest substantially all of its assets in FLEX Options on the Underlying ETF, the Adviser also may invest in FLEX Options on the S&P 500® Price Return Index, or in other index options, index futures contracts or ETFs that the Adviser believes will provide investment exposure or returns similar to that of the Underlying ETF (or in FLEX Options, options or futures contracts on such ETFs), when the Adviser believes that doing so may help the Fund to achieve its investment objective. For example, the Adviser may utilize such investments when, due to abnormal market conditions, they better enable the Adviser to achieve the outcomes sought by the Fund for that Outcome Period. Such abnormal market conditions might include temporary disruptions or halts in the trading market for, or the trading efficiency of, FLEX Options or the Underlying ETF. Currently, it is expected that the use of such alternative investments, if any, would be temporary.

Traditional Options Contracts and Futures

Options contracts on an index give one party the right to receive or deliver cash value of the particular index, and another party the obligation to receive or deliver the cash value of that index. Options contracts on an individual security such as an ETF give one party the right to buy or sell the particular security, and another party the obligation to sell or buy that same security. In contrast to FLEX Options which have customizable terms, many traditional options are exchange-traded and are

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available to investors with set or defined contract terms. Futures are financial contracts obligating the buyer to purchase an asset or the seller to sell an asset and have a predetermined future date and price. The buyer must purchase or the seller must sell the underlying asset at the set price, regardless of the current market price at the expiration date. The Fund may invest in traditional options contracts and futures when the Adviser believes that doing so would help the Fund to meet its investment objective.

Exchange Traded Funds (ETFs)

The Fund may invest in ETFs when the Adviser believes that doing so would help the Fund to meet its investment objective. ETFs are regulated as registered investment companies under the 1940 Act and are classified as either open-end investment companies or unit investment trusts. Shares of ETFs are traded on a securities exchange similar to shares of a publicly traded company. The Fund may invest in ETFs that the Adviser believes will provide investment exposure or returns similar to that of the Underlying ETF. The goal of such ETFs is to seek to provide returns that correspond generally to the price and yield performance, before fees and expenses, of an underlying index.

Cash Equivalents and Temporary Investments

Normally, the Fund invests substantially all of its assets in FLEX Options that reference the Underlying ETF to meet its investment objective as described above. The Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, including money market funds, or may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a temporary defensive strategy when the portfolio managers believe the investments in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the Statement of Additional Information (“SAI”).

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.AllianzIMetfs.com.

Additional Risks of Investing in the Fund

Principal Risks

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above. Risks shown below that are applicable to ETFs, such as the Fund, also apply to the Underlying ETF.

FLEX Options Risk. The Fund utilizes FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In a less liquid market for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The value of the underlying FLEX Options will be affected by, among other things, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF’s share price and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price; although they generally move in the same direction, it is possible they may move in different directions.

Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to buffer the first 15.00% of losses experienced by the Underlying ETF in an Outcome Period. A shareholder may lose their entire investment. If an investor purchases or sells Shares during an Outcome Period after the Underlying ETF’s share price has decreased, the

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investor may receive less, or none, of the intended benefit of the Buffer. The Fund does not provide principal protection or protection of gains and shareholders could experience significant losses including loss of their entire investment.

Capped Upside Return Risk. The Fund’s strategy seeks to provide returns that match the share price returns of the Underlying ETF at the end of the Outcome Period, subject to the Cap. In the event that the Underlying ETF has gains in excess of the Cap for the Outcome Period, the Fund will not participate in those gains beyond the Cap. If an investor purchases or sells Shares during an Outcome Period after the Underlying ETF’s share price has increased relative to its share price at the close of the market the business day prior to the first day of the Outcome Period, the investor may have less or no investment gain on their Shares for that Outcome Period. The Cap represents the absolute maximum percentage return an investor can achieve from an investment in the Fund held for the entire Outcome Period.

Upside Participation Risk. There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a return that matches the share price returns of the Underlying ETF at the end of an Outcome Period, subject to the Cap. If an investor purchases or sells Shares during an Outcome Period, the returns realized by the investor may not match those that the Fund seeks to achieve.

Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of a FLEX Option’s value will be affected by, among other things, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF’s share price and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as, and it is possible the value may move in different directions from, the Underlying ETF’s share price, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Underlying ETF’s share price. Similarly, the components of the FLEX Option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period and it should not be expected that the outcomes will be provided at any point other than the end of the Outcome Period.

Cap Change Risk. A new Cap is established at the beginning of each Outcome Period and is dependent on market conditions, generally on the business day immediately prior to the beginning of the Outcome Period. As such, the Cap will change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods and could change significantly from one Outcome Period to another.

Investment Objective Risk. Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options during an Outcome Period or otherwise for reasons not related to the Fund’s investment strategy, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes affecting the treatment of FLEX Options.

Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that match the share price returns of the Underlying ETF at the end of each Outcome Period, subject to the Cap and the Buffer. If an investor purchases or sells Shares during an Outcome Period, the returns realized by the investor will not match those that the Fund seeks to achieve for the Outcome Period. In particular, an investor who does not hold Shares for the entire Outcome Period may not receive the full intended benefit of the Buffer, may experience little or no upside gain due to the Cap, and may not experience investment returns equal to the investment returns sought by the Fund for the Outcome Period. Each Outcome Period is a three-month calendar quarter from January 1 to March 31, April 1 to June 30, July 1 to September 30, or October 1 to December 31. The Fund is designed to seek to achieve the outcomes at the end of each successive three-month calendar quarter Outcome Period. The outcomes that the Fund achieves over multiple calendar quarter Outcome Periods likely will be different than the outcomes achieved by a comparable fund with a longer outcome period, and an investor holding Shares over multiple calendar quarter Outcome Periods likely will experience different investment results than if the investor held shares in a comparable fund with a longer outcome period. For example, during a single twelve-month period, the outcomes achieved by the Fund over four successive three-month Outcome Periods likely would be different than the outcomes achieved by a comparable fund over a one-year outcome period. Generally, the Fund will enter into the FLEX Options for an Outcome Period on the business day immediately prior to the first day of the Outcome Period, and the FLEX Options of an Outcome Period will expire on the last business day of the Outcome Period. The Cap for each Outcome Period is also determined based on market conditions on the business day prior to the beginning of the Outcome Period. The outcomes are based on the Outcome NAV. As a result, investors should purchase the Shares immediately prior to the beginning of the Outcome Period and hold the Shares until the end of the Outcome Period. In addition, an investor cannot expect to purchase

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Shares precisely at the beginning of the Outcome Period or precisely at the price of the Outcome NAV, or sell Shares precisely at the end of the Outcome Period or precisely at the price of the last calculated NAV of the Outcome Period, and thereby experience precisely the investment returns sought by the Fund for the Outcome Period.

Downside Risk. The Fund’s strategy seeks to provide returns that match the share price returns of the Underlying ETF at the end of an entire Outcome Period (subject to the applicable Cap) while limiting, or providing a buffer against, downside losses. Despite the intended Buffer, a shareholder could lose their entire investment. If an investor purchases Shares during an Outcome Period after the Underlying ETF’s share price has decreased during an Outcome Period, the investor may receive less, or none, of the intended benefit of the Buffer. The Fund might not achieve its objective in certain circumstances. The Fund does not provide principal protection or protection of gains and an investor may experience significant losses on their investment, including loss of their entire investment.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability to value the FLEX Options becomes more difficult and the judgment of the Adviser or a fair value pricing vendor (in accordance with the fair value procedures approved by the Board) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult to accurately assign a daily value.

Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may significantly impact the price of the options. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Tax Risk. The Fund has elected and will continue to qualify each year to be treated as a RIC under Subchapter M of the Code. However, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code, including a requirement that the “issuers” of the Fund’s assets be sufficiently diversified. There is no published IRS guidance or case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Therefore, there is a risk that the Fund will not meet the Code’s diversification requirements and will not qualify, or will be disqualified, as a RIC. The Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to count the FLEX Options as automatically diversified investments under the Code’s diversification requirements. This position is consistent with informal guidance from the IRS but has not been confirmed by published guidance or case law. In addition, the Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or if the FLEX Options are not treated as issued by the reference asset for diversification test purposes, there is a risk that the Fund could lose its RIC status. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and

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would have a negative impact on Fund returns. In such event, the Fund may reorganize, close or materially change its investment objective and strategies.

The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase the amount of short-term capital gain realized by the Fund. Such short-term capital gain is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. As a result, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders as ordinary income may be increased substantially as compared to a fund that did not engage in such transactions. Accordingly, shareholders could have a lower after-tax return from investing in the Fund than investing directly in the Underlying ETF.

The FLEX Options included in the Fund’s portfolio are exchange-traded options. The tax treatment of certain derivatives contracts including listed non-equity options written or purchased by the Fund on U.S. exchanges (such as options on futures contracts, broad-based equity indices and debt securities) may be governed by Section 1256 of the Code (“Section 1256 Contracts”). Section 1256 Contracts are treated as if they were sold (i.e., “marked to market”) at the end of each year. Gain or loss is recognized on this deemed sale. Such treatment could cause the Fund to recognize taxable income without receiving cash. In order to maintain its RIC qualification, the Fund must distribute at least 90% of its income annually. If FLEX Options held by the Fund are subject to Section 1256 of the Code, and the Fund is unable to distribute marked-to-market gains to its shareholders, the Fund may lose its RIC qualification and be taxed as a regular corporation. The Fund believes that the FLEX Options typically held in its portfolio (i.e., FLEX Options that reference the SPDR® S&P 500® ETF Trust) will not be subject to Section 1256, and disposition of such options will likely result in short-term capital gains or losses.

Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying a dividend.” If a shareholder purchases Shares after the Outcome Period has begun and shortly thereafter the Fund issues a dividend, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Underlying ETF Risk. The Fund invests in FLEX Options that derive their value from the Underlying ETF, and therefore the Fund’s investment performance largely depends on the investment performance of the Underlying ETF. The value of the Underlying ETF will fluctuate over time based on fluctuations in the values of the securities held by the Underlying ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to absence of an active market risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund’s investments. The Underlying ETF seeks to track the Underlying Index but may not exactly match the performance of the Underlying Index due to differences between the portfolio of the Underlying ETF and the components of the Underlying Index, fees and expenses, transaction costs, and other factors.

Equity Securities Risk. The Fund invests in FLEX Options that derive their value from the Underlying ETF. Because the Underlying ETF has exposure to the equity securities markets, the Fund has exposure to the equity securities markets. Equity securities prices fluctuate for several reasons, including economic and political developments, changes in interest rates, war, acts of terrorism, public health issues, or other events. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as investors’ perceptions of and confidence in their issuers change. These investor perceptions are based on various and unpredictable factors, including many of the same factors already mentioned.

Large-Capitalization Companies Risk. The Fund invests in FLEX Options that derive their value from the Underlying ETF, which tracks the Underlying Index. Because the Underlying ETF has exposure to large-capitalization companies, the Fund has exposure to large-capitalization companies. Such large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets or other part of the securities markets, such as smaller- or mid-capitalization companies.

Information Technology Sector Risk. The Fund invests in FLEX Options that derive their value from the Underlying ETF, which tracks the Underlying Index. Because the Underlying ETF, as of April 30, 2025, has significant exposure to the information technology sector, the Fund has significant exposure to the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on a company’s profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological

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developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and other intellectual property rights. An information technology company’s loss or impairment of these rights may adversely affect the company’s profitability.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of a FLEX Option or other asset may also decline due to general market conditions, inflation, recessions, changes in trade regulations, elevated levels of government debt, changes in interest rates, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry or group of industries, including labor shortages or increased production costs and competitive conditions within an industry, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. In addition, unexpected events and their aftermaths, such as pandemics, epidemics or other public health issues; natural, environmental or man-made disasters; financial, political or social disruptions; military conflict, internal unrest and discord; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. In addition, increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade, and could adversely affect financial markets generally. Any such circumstances could have a materially negative impact on the value of the Shares and could result in increased market volatility. During any such events, the Shares may trade at increased premiums or discounts to their NAV.

Premium/Discount Risk. The market price of the Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for Shares on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV because the Shares trade on the Exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate significantly from the Fund’s NAV. The Adviser cannot predict whether Shares will trade at a premium or discount to, or at NAV. Thus, you may pay more (or less) than NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. The Shares may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem Shares. At such times, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders. In addition, disruptions to creations and redemptions may result in trading prices for Shares of the Fund that differ significantly from its NAV.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Large Shareholder Risk. Certain shareholders, including an authorized participant, the Adviser or an affiliate of the Adviser, or other funds or accounts advised by the Adviser or an affiliate of the Adviser, may own a substantial amount of Shares. Additionally, from time to time an authorized participant, a third-party investor, the Adviser, or an affiliate of the Adviser may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or to allow the Fund to achieve size or scale. Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Fund may be liquidated. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. In addition, the Fund may be a constituent of one or more adviser asset allocation models. Being a component of such a model may greatly affect the trading activity of the Fund, the size of the Fund, and the market volatility of the Fund’s shares. Inclusion in a model could increase demand for the Fund and removal from a model could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted, and the Fund’s market price may

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be below the Fund’s net asset value during certain periods. In addition, model rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.

Active Markets Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, or perceived trends in securities prices. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a significant variance in the market price of Shares and their underlying value and wider bid-ask spreads. Shares of the Fund could decline in value or underperform other investments.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, including errors relating to the operation and valuation of the Underlying ETF, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem Creation Units, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Cash Transactions Risk. The Fund may effectuate creations and redemptions solely or partially for cash, rather than in-kind. To the extent the Fund engages in full or partial cash creation and redemption transactions, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemption for in-kind securities or instruments. To the extent the Fund effects redemptions for cash, it may be required to sell portfolio securities or close derivatives positions in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. Under such circumstances, an investment in the Fund may be less tax-efficient than investments in other ETFs. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, generally will be passed on to purchasers and redeemers of Shares in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for other ETFs.

Trading Issues Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listing on the Exchange.

During a “flash crash,” the market prices of the Shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause authorized participants and other market makers to limit or cease trading in Shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.

The Shares, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, market makers are under

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no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intraday bid-ask spreads for Shares.

Additional Risks

The Fund may also be subject to certain other risks associated with its investments and investment strategies.

Derivatives Risk. Index options and index futures contracts are types of derivative instruments, and the performance of such derivative instruments depends largely on the performance of an underlying reference instrument, and such derivatives often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant.

Risks of Futures Contracts. The Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, the Fund’s investments in futures contracts may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities or exit a derivatives position in its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract. The Fund may not be able to properly effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur.

Exchange Traded Funds Risk. Shares of ETFs are traded on a securities exchange similar to shares of a publicly traded operating company and the risks and costs of investing in ETFs are comparable to investing in other publicly traded shares. The Fund may invest in index-based ETFs that seek to track the performance of a specified index. The goal of an index-based ETF is to seek to provide returns that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk that the ETF’s returns will not correlate to the index is an additional risk to the investors of ETFs. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the underlying ETF’s fees and expenses.

Secondary Listings Risk. The Shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts.

The Shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Cyber Security Risk. As the use of technology has become more prevalent, the Fund may be more susceptible to operational risks through breaches in cyber security. A cyber security incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or a service provider to suffer data corruption or lose operational functionality. A cyber security incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial impact on the Fund. For example, if a cyber security incident results in a denial of service, Fund shareholders could lose access to their electronic accounts for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Share purchases and redemptions. Cyber security incidents could cause the Fund, the Adviser, the Fund’s distributor or other service providers to

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incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude. They may also cause the Fund to violate applicable privacy and other laws. The Fund’s service providers have established risk management systems that seek to reduce the risks associated with cyber security, and business continuity plans in the event there is a cyber security breach. However, there is no guarantee that such efforts will succeed, especially since the Fund does not directly control the cyber security systems of the issuers of securities in which the Fund invests or of the Fund’s third-party service providers (including the Fund’s transfer agent and custodian).

Investor Considerations

An investment in Shares may be suitable for you if:

•	You fully understand and are willing to accept the risks inherent in an investment in the Fund, including the risk of loss of your entire investment.

•	You desire to invest in a product with a return that depends upon the performance of the Underlying ETF’s share price over the Outcome Period.

•	You understand and accept the risks associated with the Underlying ETF.

•	You are willing to be exposed to the downside performance of the Underlying ETF beyond the Buffer at a rate of 1% for each 1% that the Underlying ETF’s share price drops.

•	You understand that the Fund’s investments do not pay dividends to the Fund and you are willing to forgo any dividends paid by the Underlying ETF.

•	You do not seek current income from your investment.

•	You understand and accept that your potential return is limited by the Cap and that investments made when the Fund is at or near to the Cap may have limited to no upside and you are willing to give up any appreciation of the Underlying ETF’s share price in excess of the Cap.

•	You understand the Cap is expected to change from one Outcome Period to the next.

•	You are willing to hold Shares for the entire Outcome Period. You understand that the outcomes sought by the Fund may only be realized when Shares are held for the entire Outcome Period. You also understand that (i) the Buffer is not guaranteed and may not be achieved and (ii) gains up to the Cap may not be achieved, even if Shares are held for the entire Outcome Period.

•	You can tolerate fluctuations in the value of the Shares prior to the end of the Outcome Period that may be similar to or exceed the fluctuations in the Underlying ETF’s share price.

•	You are willing to assume counterparty risk with the OCC.

•	You have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.

An investment in Shares may not be suitable for you if:

•	You do not fully understand and are not willing to accept the risks inherent in an investment in the Fund, including the risk of loss of your entire investment.

•	You do not desire to invest in a product with a return that depends upon the performance of the Underlying ETF’s share price over the Outcome Period.

•	You do not understand and accept the risks associated with the Underlying ETF.

•	You are not willing to be exposed to the downside performance of the Underlying ETF beyond the Buffer at a rate of 1% for each 1% that the Underlying ETF’s share price drops.

•	You do not understand that the Fund’s investments do not pay dividends to the Fund and you are not willing to forgo any dividends paid by the Underlying ETF.

•	You seek current income from your investment.
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•	You do not understand and accept that your potential return is limited by the Cap and that investments made when the Fund is at or near to the Cap may have limited to no upside and you are not willing to give up any appreciation of the Underlying ETF’s share price in excess of the Cap.

•	You do not understand the Cap is expected to change from one Outcome Period to the next.

•	You are not willing to hold Shares for the entire Outcome Period. You do not understand that the outcomes sought by the Fund may only be realized when Shares are held for the entire Outcome Period. You also do not understand that (i) the Buffer is not guaranteed and may not be achieved and (ii) gains up to the Cap may not be achieved, even if Shares are held for the entire Outcome Period.

•	You cannot tolerate fluctuations in the value of the Shares prior to the end of the Outcome Period that may be similar to or exceed the fluctuations in the Underlying ETF’s share price.

•	You are not willing to assume counterparty risk with the OCC.

•	You have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the time of your purchase.

•	You seek an investment that participates in the full appreciation of the Underlying ETF or that has unlimited return potential, or you are unwilling to invest in Shares based on the Cap for the current Outcome Period.

Management of the Fund

The Fund is a series of AIM ETF Products Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Allianz Investment Management LLC, 5701 Golden Hills Drive, Minneapolis, MN 55416, serves as the Fund’s investment adviser and in this capacity has responsibility for managing the Fund’s investment program in pursuit of its investment objective. The Adviser was established as an investment adviser by Allianz Life Insurance Company of North America in April 2001. The Adviser currently acts as Adviser of all of the series of the Trust. The Adviser’s other clients are the Allianz Variable Insurance Products Trust, the Allianz Variable Insurance Products Fund of Funds Trust and certain affiliates of the Adviser. As of December 31, 2024, the Adviser had aggregate assets under management of approximately $17.49 billion.

The Adviser is a subsidiary of Allianz SE, one of the world’s largest insurance and financial services companies. Allianz SE is headquartered in Munich, Germany and has operations in more than 70 countries. In North America, Allianz SE subsidiaries are engaged in the life insurance, property/casualty insurance, broker-dealer, banking, investment adviser, mutual fund and ETF businesses.

Portfolio Managers

The following persons serve as the Fund’s portfolio managers:

•	Thomas Paustian, CFA, is a Hedge Portfolio Manager and Senior Vice President at the Adviser. Mr. Paustian has served as Portfolio Manager for the Fund since its inception in June 2025. Mr. Paustian also serves as Hedge Portfolio Manager on other institutional strategies since 2014 and as a lead Portfolio Manager since 2016. Mr. Paustian joined Allianz Life Insurance Company of North America, parent of the Adviser, in April of 2009. Mr. Paustian has 16 years of experience in derivative markets and market risk management primarily focused on interest rate, credit, and equity derivatives; and

•	Josiah Highmark is a Vice President at the Adviser. Mr. Highmark has served as Portfolio Manager for the Fund since its inception in June 2025. Mr. Highmark joined the Adviser in June of 2020. Previously, Mr. Highmark managed ETFs and indexed funds at Invesco Advisers, Inc. from 2014 to 2020, most recently as Manager, Portfolio Management Analyst.
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For additional information concerning the Adviser, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

Management Fee

Pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”), the Fund has agreed to pay a unitary management fee to the Adviser in an amount equal to the annual rate of 0.64% of its average daily net assets. This unitary management fee is designed to pay the Fund’s ordinary operating expenses and to compensate the Adviser for the services it provides to the Fund. Under the Advisory Agreement, the Adviser pays all of the ordinary operating expenses of the Fund, excluding (i) the Fund’s investment advisory fee, (ii) acquired fund fees and expenses, (iii) payments under the Fund’s Rule 12b-1 plan (if any), (iv) brokerage expenses (including any costs incidental to transactions in portfolio securities or other instruments), (v) taxes, (vi) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vii) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto), and (viii) other non-routine or extraordinary expenses (including expenses arising from mergers, acquisitions or similar transactions involving any Fund).

A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be available on the Fund’s website and in the Fund’s Form N-CSR filed with the SEC for the period ending October 31, 2025.

Manager of Managers Structure. The Board has authorized the Fund to operate in a “manager of managers” structure whereby the Adviser can appoint and replace both affiliated and unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers on behalf of the Fund, each subject to Board approval but without obtaining prior shareholder approval (“Manager of Managers Structure”). The Fund will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring. The Manager of Managers Structure provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in SEC exemptive relief and no-action letter guidance issued by the SEC staff. Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee sub-advisers and recommend their hiring, termination and replacement. The Adviser will also, subject to the review and oversight of the Board: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with the Fund’s investment objective, policies and restrictions. Subject to review and oversight by the Board, the Adviser will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisers and monitor and evaluate the sub-advisers’ performance.

Exclusion of Adviser from Commodity Pool Operator Definition. With respect to the Fund, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC. The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund’s SAI. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will

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incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, an investor may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized Participants may acquire Shares directly from the Fund, and Authorized Participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

Shares may be purchased and redeemed directly from the Fund only in Creation Units by Authorized Participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of Shares. Cash purchases or redemptions of Creation Units, however, can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. However, direct trading by Authorized Participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

At the time you purchase your Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

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Taxes

The Fund has elected and will continue to qualify as a “regulated investment company” under the Code. If the Fund qualifies as a regulated investment company and distributes its income as required under the Code, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares listed on the Exchange, and

•	You purchase or redeem Creation Units.

To maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. The Fund intends to treat any income that it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, the Fund could lose its own status as a RIC.

Fund Distributions

The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, return of capital, capital gains, or some combination of the three. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. A portion of the income dividends reported by the Fund may be qualified dividend income eligible for taxation by individuals at long-term capital gain rates.

Sale of Fund Shares

A sale of Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Tax Treatment of Fund Shareholders

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Fund distributions and gains from the sale of your Shares generally are subject to state and local taxes.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

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Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. department of the Treasury of U.S.- owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected).

Information about a shareholder in the Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

Withholding

By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. Withholding is also imposed if the Internal Revenue Service (“IRS”) requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

Treatment of the Options

The Fund’s investments in offsetting positions with respect to the Underlying ETF may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders as ordinary income may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

The FLEX Options included in the Fund’s portfolio are exchange-traded options. The tax treatment of certain derivatives contracts including listed non-equity options written or purchased by the Fund on U.S. exchanges (such as options on futures contracts, broad-based equity indices and debt securities) may be governed by Section 1256 of the Code (“Section 1256 Contracts”). Section 1256 Contracts are treated as if they were sold (i.e., “marked to market”) at the end of each year. Gain or loss is recognized on this deemed sale. Such treatment could cause the Fund to have taxable income without receiving cash. In order to maintain its RIC qualification, the Fund must distribute at least 90% of its income annually. If FLEX Options held by the Fund are subject to Section 1256 of the Code and the Fund is unable to distribute marked-to-market gains to its shareholders, the Fund may lose its RIC qualification and be taxed as a regular corporation. On the other hand, positions that are subject to the Section 1256 mark-to-market rules statutorily produce gain or loss that is 60% long-term capital gain and 40% short-term capital gain. In addition, offsetting positions that are both subject to Section 1256 are not subject to the straddle rules discussed above. Thus, positions subject to Section 1256 may force the Fund to make increased distributions, but also increase the amount of long-term capital gain recognized as compared to positions subject to the straddle rules. The Fund believes that the FLEX Options typically held in its portfolio (i.e., FLEX Options that reference the SPDR® S&P 500® ETF Trust) will not be subject to Section 1256, which means that the positions will not be marked to market, but the positions will be subject to the straddle rules.

Taxes and Purchases and Redemptions of Creation Units

To the extent the Fund issues and redeems Creation Units solely or partially for cash, an Authorized Participant generally will recognize neither gain nor loss on the issuance of Creation Units, but may recognize gain or loss on the redemption of

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Creation Units equal to the difference between the Authorized Participant’s basis in the Creation Units and the cash received by the Authorized Participant as part of the redemption. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

Because the Fund may redeem Creation Units solely or partially in cash, it may recognize more capital gains than it would have if it redeemed Creation Units solely in-kind.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Taxes” in the SAI for more information.

Distribution

Distributor

Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Distribution and Service (12b-1) Fees

The Board has adopted a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.25% per year, to those who sell and distribute Shares and provide other services to shareholders. However, the Board has determined not to authorize payment of a Rule 12b-1 plan fee at this time.

Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Net Asset Value

The Fund’s NAV is determined as of the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the NAV per Share.

The Fund’s investments are valued daily at market or, in the absence of market value with respect to any investments, at fair value. Market value prices generally represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. The Board has designated the Adviser as the valuation designee for the Fund under Rule 2a-5 under the 1940 Act. As the valuation designee, the Adviser fair values the Fund’s portfolio securities and other assets for which market quotations are not readily available or reliable in accordance with valuation procedures approved by the Board. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive for the security upon its current sale. Valuing the Fund’s assets using fair value pricing can result in using prices for those assets that may differ from current market valuations and the Fund’s NAV will be subject to the judgment of the Adviser. The Adviser’s fair valuation process is subject to the oversight of the Board.

FLEX Options listed on an exchange (e.g., Cboe) generally are valued using a model-based price provided by the exchange at the official close of that exchange’s trading day. The close of trading for some options exchanges may occur later than the closing of the NYSE. However, on days when a trade in the FLEX Options held by the Fund occurs, the same-day market trade price will be used to value such FLEX Options in lieu of the model-based price. If there is no same-day market trade

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price for the FLEX Options and/or the exchange is unable to provide a model price, or if such prices are deemed by the Adviser, in its judgment, to be unreliable, the value of the FLEX Options may be priced at fair value as determined in accordance with valuation procedures approved by the Board and the requirements of the 1940 Act.

Options (other than FLEX Options) generally are valued at the last sale price on the principal exchange on which the option is traded, as of the close of the NYSE. If market quotations are not available or reliable, the value of an option may be priced at fair value as determined in accordance with valuation procedures approved by the Board and the requirements of the 1940 Act.

Fund Service Providers

Brown Brothers Harriman & Co. (“BBH”) is the administrator, transfer agent and custodian for the Trust.

Stradley Ronon Stevens and Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as legal counsel to the Trust.

Cohen & Company, Ltd, 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Trust’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

The market prices of the Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on the Exchange. It cannot be predicted whether the Shares will trade below, at or above their NAV.

Information regarding how often the Shares traded on the Exchange at a price above (at a premium) or below (at a discount) the NAV of the Fund for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), when available, can be found at www.AllianzIMetfs.com.

Investments by Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in certain SEC exemptive rules, including, as applicable, that such investment companies enter into an agreement with the Trust on behalf of the Fund prior to exceeding the limits imposed by Section 12(d)(1).

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC (the Underlying ETF’s sponsor) (“PDR”), Standard & Poor’s® or their affiliates. SPDR® S&P 500® ETF Trust, PDR, Standard & Poor’s® or their affiliates have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. SPDR® S&P 500® ETF Trust, PDR, Standard & Poor’s® or their affiliates make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Underlying ETF. SPDR® S&P 500® ETF Trust, PDR, Standard & Poor’s® or their affiliates have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

This document relates only to the Shares offered hereby and does not relate to the underlying stocks or other securities of the SPDR® S&P 500® ETF Trust. The Fund has derived all disclosures contained in this document regarding the SPDR® S&P 500® ETF Trust from publicly available documents. In connection with the offering of Shares, neither the Fund, the Trust nor the Adviser has participated in the preparation of such documents relating to the SPDR® S&P 500® ETF Trust or made any due diligence inquiry with respect to the SPDR® S&P 500® ETF Trust. Neither the Fund, the Trust nor the Adviser makes any representation that such publicly available documents or any other publicly available information regarding the SPDR® S&P 500® ETF Trust is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the SPDR® S&P 500® ETF Trust have been publicly

33

disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the SPDR® S&P 500® ETF Trust could affect the value of the SPDR® S&P 500® ETF Trust (and therefore the value of the FLEX Options) and the ability of the Fund to achieve the outcomes sought for the Outcome Period. Neither the Fund, the Trust, the Adviser nor any of their affiliates makes any representation to you as to the performance of the SPDR® S&P 500® ETF Trust.

THE FUND, THE TRUST AND THE ADVISER ARE NOT AFFILIATED WITH SPDR® S&P 500® ETF TRUST, PDR, STANDARD & POOR’S® OR THEIR AFFILIATES.

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Financial Highlights

The Fund is new and has no performance history as of the date of this prospectus. Financial information therefore is not available.

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AllianzIM U.S. Equity Buffer15 ETF

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments will be available in the annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. Once available, in the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports, financial statements and certain other information are available free of charge by calling the Fund at 877-429-3837 (877-4AZ-ETFS), on the Fund’s website at www.AllianzIMetfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov and copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the following email address: publicinfo@sec.gov.

Allianz Investment Management LLC 5701 Golden Hills Drive, Minneapolis, MN 55416 877-429-3837 (877-4AZ-ETFS) www.AllianzIMetfs.com

1940 Act File #: 811-23504

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Prospectus

AllianzIM U.S. Equity Buffer100 Protection ETF

(Cboe BZX—AIOO)
June 10, 2025

AllianzIM U.S. Equity Buffer100 Protection ETF (the “Fund”)
is a series of AIM ETF Products Trust (the “Trust”) and is an actively managed ETF.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the securities described in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

•	The Fund seeks to provide, at the end of the current Outcome Period, returns that track the share price returns of the Underlying ETF, subject to a Participation Rate, while providing a Buffer against Underlying ETF losses.

•	The Fund intends to invest substantially all of its assets in FLexible EXchange® Options that reference the Underlying ETF.

•	Underlying ETF: SPDR® S&P 500® ETF Trust

•	Participation Rate: The Fund seeks to track the share price returns of the Underlying ETF at a specified participation rate, which is a percentage of the Underlying ETF’s positive returns.

•	Buffer: The Fund seeks to provide a downside protection buffer against 100% of Underlying ETF losses, after taking into account the Fund’s annualized management fee. This means that in down markets, the Fund will seek to maintain approximately a 0% return (i.e., not experience any losses experienced by the Underlying ETF) at the end of each Outcome Period. The Buffer will be reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s annualized management fee.

•	Outcome Period: Each Outcome Period will be a three-month calendar quarter, i.e., from January 1 to March 31, April 1 to June 30, July 1 to September 30, or October 1 to December 31.

•	The Fund’s investment strategy is different from more typical investment products, and the Fund may be unsuitable for some investors. It is important that investors understand the Fund’s investment strategy before making an investment in the Fund.

•	There is no guarantee that the outcomes sought for an Outcome Period will be realized, and there is no guarantee that the Buffer will limit Fund losses or that participation in the Underlying ETF’s positive returns subject to the Participation Rate will be achieved. You may lose your entire investment. The outcomes that the Fund seeks to provide are after accounting for the Fund’s annualized management fee, but do not include the costs associated with purchasing shares of the Fund. The Participation Rate and Buffer will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee.

•	The Fund will be indefinitely offered with a new Outcome Period tied to the same Underlying ETF beginning after the end of each Outcome Period. At the new Outcome Period, the Fund’s holdings will change, which will reset the Fund for a new Participation Rate. It is expected that the Participation Rate will change from one Outcome Period to the next.

•	The Fund is designed to provide the specific outcomes only if an investor purchases Shares at the beginning of the Outcome Period and continues to hold the Shares until the end of the Outcome Period.

If you purchase shares after the Outcome Period has begun or sell shares prior to the Outcome Period’s end, you may experience investment returns very different from those that the Fund seeks to provide for that Outcome Period. There is no guarantee that the Fund will successfully achieve its investment objective.

The Fund’s website, www.AllianzIMetfs.com/AIOO, provides important Fund information. If you are contemplating purchasing shares, please visit the website. Investors considering purchasing shares after the Outcome Period has begun or selling shares prior to the end of the Outcome Period should visit the website for information regarding potential investment outcomes.

Fund Summary

Investment Objective

The Fund seeks to provide, at the end of the current Outcome Period, returns that track the share price returns of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”) in positive market environments, subject to a Participation Rate, while providing 100% downside protection of Underlying ETF losses.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.64%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.64%

1 Other Expenses are estimated for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$65	$205

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund has not yet commenced investment operations, no portfolio turnover information is available at this time.

Principal Investment Strategies

The Fund pursues a buffered strategy that seeks to provide returns that track the share price returns of the SPDR® S&P 500® ETF Trust (the “Underlying ETF”) (i.e., the market price returns of the Underlying ETF), at the end of a three-month calendar quarter (i.e., from January 1 to March 31, April 1 to June 30, July 1 to September 30, or October 1 to December 31), as described below (the “Outcome Period”), at a specific percentage rate of participation (the “Participation Rate”), and downside protection with a buffer against 100% of Underlying ETF losses (the “Buffer”). The Fund’s intended return measured across different market conditions (e.g., rising or declining markets) is referred to as “outcomes” in this prospectus. The Underlying ETF’s share price returns reflect the price at which the Underlying ETF’s shares trade on the secondary market (not the Underlying ETF’s net asset value).

Under normal market conditions, the Fund invests at least 80% of its net assets in instruments with economic characteristics similar to U.S. equity securities. Specifically, the Fund intends to invest substantially all of its assets in FLexible EXchange Options (“FLEX Options”) that reference the Underlying ETF. FLEX Options are customized equity or index options contracts

3

that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. The Fund may purchase and sell a combination of call option contracts and put option contracts. A call option contract is an agreement between a buyer and seller that gives the purchaser of the call option contract the right, but not the obligation, to buy, and the seller of the call option contract (or the “writer”) the obligation to sell, a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”). A put option contract gives the purchaser of the put option contract the right, but not the obligation, to sell, and the writer of the put option contract the obligation to buy, a particular asset at a specified future date at the strike price.

Unlike other investment products, the potential positive returns an investor can receive from an investment in the Fund are subject to the Participation Rate. The Participation Rate is the rate at which the Fund will seek to track the positive share price returns of the Underlying ETF. This means that if the Underlying ETF experiences gains over an Outcome Period, an investor in the Fund will experience only a percentage of the gains experienced by the Underlying ETF (equal to the Underlying ETF’s gains multiplied by the Participation Rate). For example, if the Participation Rate is 25% and the Underlying ETF’s share price increases by 10%, the Fund will experience an increase of 2.50%.

The Participation Rate is set at or near the close of the market on the business day prior to the first day of the Outcome Period, based on market conditions. Specifically, the Participation Rate is based on the market costs associated with a series of FLEX Options that are purchased and sold in order to seek to obtain the relevant market exposure and to provide downside protection via the Buffer. Generally, when options prices are relatively low, the Participation Rate is expected to be relatively higher, and when options prices are relatively higher, the Participation Rate is expected to be relatively lower. The market conditions and other factors that influence the market costs of the FLEX Options, and therefore, the Participation Rate, can include market volatility, risk free rates, and time to expiration of the FLEX Options. The Participation Rate for the current Outcome Period is [ ]% and takes into account the Fund’s unitary management fee, but does not account for brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee. The Participation Rate will be less than 100% for each Outcome Period.

The Buffer is 100% and takes into account the Fund’s annualized management fee, but does not account for brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee. In down markets, the Fund will seek to maintain approximately a 0% return (i.e., not experience a decrease in NAV if and to the extent the Underlying ETF’s share price decreases) at the end of each Outcome Period.

The Fund’s return will be reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee. For the purpose of this prospectus, “non-routine or extraordinary expenses” are non-recurring expenses that may be incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding or soliciting proxies for a meeting of Fund shareholders. The returns that the Fund seeks to provide also do not include the costs associated with purchasing Shares of the Fund. The Fund will not receive or benefit from any dividend payments made by the Underlying ETF. It is expected that the Participation Rate will change from one Outcome Period to the next. There is no guarantee, and it is unlikely, that the Participation Rate will remain the same after the end of the Outcome Period. The Participation Rate may increase or decrease, and it may change significantly, depending upon the market conditions at that time.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means it generally may invest a greater proportion of its assets in the securities of one or more issuers and may invest overall in a smaller number of issuers than a diversified fund.

The Underlying ETF is an exchange-traded unit investment trust that seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index (the “Underlying Index”). The Underlying Index is a large-cap, market-weighted, U.S. equities index. The Underlying ETF seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the Underlying Index, with the weight of each stock in the Underlying ETF’s portfolio substantially corresponding to the weight of such stock in the Underlying Index. Although the Underlying ETF seeks to track the performance of the Underlying Index, the Underlying ETF’s return may not match or achieve a high degree of correlation with the return of the Underlying Index due to fees, expenses and transaction costs incurred by the Underlying ETF, among other factors. In addition, it is possible that the Underlying ETF may not always fully replicate the Underlying Index, including due to the unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances (e.g., if trading in a security has been halted). As of April 30, 2025, the Underlying Index

4

was comprised of 503 constituent securities, representing 500 companies, with a market capitalization range of between $5.7 billion and $3.2 trillion, and had significant exposure to the information technology sector. Accordingly, through its investments in FLEX Options that reference the Underlying ETF, the Fund had significant exposure to the information technology sector as of April 30, 2025.

The Fund seeks to achieve its objective by buying and selling call and put FLEX Options that reference the Underlying ETF. Generally, the Fund will enter into the FLEX Options for an Outcome Period on the business day immediately prior to the first day of each Outcome Period, and the FLEX Options of an Outcome Period will expire on the last business day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period.

In general, the Fund seeks to achieve the following outcomes for each Outcome Period, although there can be no guarantee these results will be achieved:

•	If the Underlying ETF’s share price has increased as of the end of the Outcome Period, the combination of FLEX Options held by the Fund is designed to provide positive returns that track the return of the Underlying ETF’s share price, subject to the Participation Rate. For example, if the Participation Rate is 25% and the Underlying ETF’s share price has increased 10%, the Fund is designed to return 2.50%.

•	If the Underlying ETF’s share price has decreased as of the end of the Outcome Period, the combination of FLEX Options held by the Fund is designed to compensate for 100% of losses experienced by the Underlying ETF’s share price (i.e., if the Underlying ETF loses 30%, the Fund is designed to lose 0%).

The outcomes described here take into account the Fund’s unitary management fee, but do not take into account brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee. An investor that purchases Shares after the Outcome Period has begun or sells Shares prior to the end of the Outcome Period may experience results that are very different from the investment objective sought by the Fund for that Outcome Period.

The following charts illustrate the hypothetical returns that the Fund seeks to provide where a shareholder holds Shares for the entire Outcome Period. The returns shown in the charts are based on hypothetical performance of the Underlying ETF’s share price in certain illustrative scenarios and take into account the Fund’s unitary management fee, but do not take into account brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee. There is no guarantee that the Fund will be successful in providing these investment outcomes for any Outcome Period.

In the first graph below, the dotted line represents the Underlying ETF’s share price performance, and the solid line represents the returns that the Fund seeks to provide relative to the Underlying ETF’s share price performance.

5

The following table contains hypothetical examples designed to illustrate the Outcomes the Fund seeks to provide at the end of an Outcome Period, based upon the performance of the Underlying ETF’s share price from -100% to 100%. The table below reflects the Participation Rate for the current Outcome Period: [ ]%. The table is provided for illustrative purposes and does not provide every possible performance scenario for the Fund for an Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The table is not intended to predict or project the performance of the FLEX Options or the Fund. Fund shareholders should not take this information as an assurance of the expected performance of the Underlying ETF’s share price or return on the Fund’s Shares. The actual overall performance of the Fund will vary with fluctuations in the value of the FLEX Options during the Outcome Period, among other factors. Please refer to the Fund’s website, www.AllianzIMetfs.com/AIOO, which provides updated information relating to this table on a daily basis throughout the Outcome Period.

Underlying ETF Performance	-100%	-50%	-20%	-10%	0%	5%	10%	20%	50%	100%
Fund Performance	0%	0%	0%	0%	0%	[ ]%*	[ ]%*	[ ]%*	[ ]%*	[ ]%*

*	The Participation Rate is set on the business day prior to the first day of the Outcome Period and is [ ]%, which takes into account the Fund’s annualized management fee. Any shareholder transaction fees and fees and expenses incurred by the Fund that are excluded from the Fund’s annualized management fee will have the effect of reducing the Participation Rate and the Buffer amounts for Fund shareholders.

Despite the intended Buffer, a shareholder who holds Shares for the entire Outcome Period could lose their entire investment. An investment in the Fund is only appropriate for shareholders willing to bear the loss of their entire investment.

The outcomes may only be achieved if Shares are held over a complete calendar quarter Outcome Period. An investor that purchases or sells Shares during an Outcome Period may experience results that are very different from the outcomes sought by the Fund for that Outcome Period. For example, if an investor purchases Shares during an Outcome Period at a time when the Underlying ETF’s share price has increased from its price at the beginning of the Outcome Period, the rate of that investor’s gains relative to such increase could differ from the Participation Rate. The strategy is designed to realize the outcomes only on the final day of the Outcome Period. To achieve the target outcomes sought by the Fund for an Outcome

6

Period, an investor must hold Shares for that entire Outcome Period. This means investors should purchase the Shares immediately prior to the beginning of the Outcome Period and hold the Shares until the end of the Outcome Period to achieve the intended results.

Both the Participation Rate and Buffer are fixed at levels calculated in relation to the Outcome NAV and the Underlying ETF’s share price. The Outcome NAV is the Fund’s net asset value (or “NAV”, which is the per share value of the Fund’s assets) calculated at the close of the market on the business day prior to the first day of the Outcome Period. An investor purchasing Shares on the secondary market on the first day of the Outcome Period may pay a price that is different from the Fund’s Outcome NAV. As a result, the investor may not experience the same investment results as the Fund, even if the Fund is successful in achieving the outcomes. Furthermore, an investor cannot expect to purchase Shares precisely at the beginning of the Outcome Period or precisely at the price of the Outcome NAV, or sell Shares precisely at the end of the Outcome Period or precisely at the price of the last calculated NAV of the Outcome Period, and thereby experience precisely the investment returns sought by the Fund for the Outcome Period.

The Outcome Period will be a three-month calendar quarter from January 1 to March 31, April 1 to June 30, July 1 to September 30, or October 1 to December 31. The Fund is designed to seek to achieve the outcomes at the end of each successive calendar quarter Outcome Period. The outcomes that the Fund achieves over multiple calendar quarter Outcome Periods likely will be different than the outcomes achieved by a comparable fund with a longer outcome period, and an investor holding Shares over multiple calendar quarter Outcome Periods likely will experience different investment results than if the investor held shares in a comparable fund with a longer outcome period. For example, during a single twelve-month period, the outcomes achieved by the Fund over four successive three-month Outcome Periods likely would be different than the outcomes achieved by a comparable fund over a one-year outcome period. The Fund resets at the beginning of each Outcome Period by investing in a new set of FLEX Options that will provide a new Participation Rate for the new Outcome Period. This means that the Participation Rate is expected to change each Outcome Period and is determined by market conditions on the business day immediately prior to the first day of each Outcome Period. The Participation Rate may increase or decrease for each Outcome Period. The Buffer is not expected to change for each Outcome Period. The Participation Rate and Buffer, and the Fund’s position relative to each, should be considered before investing in the Fund. The Fund will be indefinitely offered with a new Outcome Period tied to the same Underlying ETF beginning after the end of each Outcome Period; the Fund is not intended to terminate after the current or any subsequent Outcome Period.

Approximately one week prior to the end of each Outcome Period, the Fund will file a prospectus supplement that discloses the anticipated ranges for the Participation Rate for the next Outcome Period. Following the close of business on the last day of the Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Participation Rate for the next Outcome Period. There is no guarantee the final Participation Rate will be within the anticipated range. This information also will be available on the Fund’s website, www.AllianzIMetfs.com/AIOO.

An investor that purchases Shares after the Outcome Period has begun or sells Shares prior to the end of the Outcome Period may experience investment returns very different from those sought by the Fund for that Outcome Period. The Fund’s website, www.AllianzIMetfs.com/AIOO, provides important Fund information. Before purchasing Shares, an investor should visit the website to review this information and understand the possible outcomes of an investment in Shares on a particular day and held through the end of the Outcome Period.

Principal Risks

The Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, return and ability to meet its investment objective. Risks shown below that are applicable to ETFs, such as the Fund, also apply to the Underlying ETF. There can be no assurance that the Fund’s investment objective will be achieved.

FLEX Options Risk. The Fund utilizes FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (“OCC”). The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In a less liquid market for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. The Fund may experience substantial downside from specific FLEX Option

7

positions and certain FLEX Option positions may expire worthless. The value of the underlying FLEX Options will be affected by, among other things, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF’s share price and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price; although they generally move in the same direction, it is possible they may move in different directions.

Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to buffer 100% of losses experienced by the Underlying ETF in an Outcome Period. A shareholder may lose their entire investment. The Fund does not provide principal protection or protection of gains and shareholders could experience significant losses including loss of their entire investment.

Participation Rate Risk. The Fund’s strategy seeks to provide returns that track the share price returns of the Underlying ETF at the end of the Outcome Period, subject to the Participation Rate. As a result, the Fund will not fully participate in all the gains achieved by the Underlying ETF. If an investor purchases or sells Shares during an Outcome Period after the Underlying ETF’s share price has increased relative to its price at the close of the market the business day prior to the first day of the Outcome Period, the rate of that investor’s investment gain on their Shares for that Outcome Period may differ from the Participation Rate. The Participation Rate represents the absolute maximum percentage of the Underlying ETF’s positive returns an investor can achieve from an investment in the Fund held for the entire Outcome Period. In certain market environments, the Participation Rate can be zero or near zero.

Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF’s share price and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as, and it is possible the value may move in different directions from, the Underlying ETF’s share price, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Underlying ETF’s share price. Similarly, the components of the FLEX Option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period, and it should not be expected that the outcomes will be provided at any point other than the end of the Outcome Period.

Participation Rate Change Risk. A new Participation Rate is established at the beginning of each Outcome Period and is dependent on market conditions generally on the business day immediately prior to the beginning of the Outcome Period. As such, the Participation Rate will change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods and could change significantly from one Outcome Period to another.

Investment Objective Risk. Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options during an Outcome Period or otherwise for reasons not related to the Fund’s investment strategy, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes affecting the treatment of FLEX Options. In select market environments, such as a low interest rate environment, the Fund’s ability to implement its investment strategy, produce the specific outcomes as discussed above, and achieve its investment objective may be adversely impacted. Although it is anticipated the Fund will be indefinitely offered with a new Outcome Period beginning after the end of each Outcome Period, there can be no guarantee that in the event of adverse, unexpected, or other market conditions the Fund will be continued following the end of an Outcome Period. The Fund may liquidate and terminate at any time without shareholder approval.

Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the share price returns of the Underlying ETF at the end of each Outcome Period, subject to the Participation Rate and the Buffer. If an investor purchases or sells Shares during an Outcome Period and does not hold Shares for the entire Outcome Period, the returns realized by the investor will not match those that the Fund seeks to achieve for the Outcome Period. In particular, an investor who does not hold Shares for the entire Outcome Period may not receive the full intended benefit of the Buffer and may not experience investment returns at the Participation Rate sought by the Fund for the Outcome Period. Each Outcome Period is a three-month calendar quarter from January 1 to March 31, April 1 to June 30, July 1 to September 30, or October 1 to December 31. The Fund is designed to seek to achieve the outcomes at the end of each successive three-month calendar quarter Outcome Period.

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The outcomes that the Fund achieves over multiple calendar quarter Outcome Periods likely will be different than the outcomes achieved by a comparable fund with a longer outcome period, and an investor holding Shares over multiple calendar quarter Outcome Periods likely will experience different investment results than if the investor held shares in a comparable fund with a longer outcome period. For example, during a single twelve-month period, the outcomes achieved by the Fund over four successive three-month Outcome Periods likely would be different than the outcomes achieved by a comparable fund over a one-year outcome period.

Generally, the Fund will enter into the FLEX Options for an Outcome Period on the business day immediately prior to the first day of the Outcome Period, and the FLEX Options of an Outcome Period will expire on the last business day of the Outcome Period. The Participation Rate for each Outcome Period is also determined based on market conditions on the business day prior to the beginning of the Outcome Period. The outcomes are based on the Outcome NAV. As a result, investors should purchase the Shares immediately prior to the beginning of the Outcome Period and hold the Shares until the end of the Outcome Period. In addition, an investor cannot expect to purchase Shares precisely at the beginning of the Outcome Period or precisely at the price of the Outcome NAV, or sell Shares precisely at the end of the Outcome Period or precisely at the price of the last calculated NAV of the Outcome Period, and thereby experience precisely the investment returns sought by the Fund for the Outcome Period. Accordingly, such investors should expect their investment returns to vary from those sought by the Fund for the Outcome Period.

Downside Risk. The Fund’s strategy seeks to provide returns that track the share price returns of the Underlying ETF at the end of an entire Outcome Period, subject to the Participation Rate, while limiting, or providing a buffer against, downside losses. Despite the intended Buffer, a shareholder could lose their entire investment. If an investor purchases Shares during an Outcome Period after the Underlying ETF’s share price has increased in value from its Outcome NAV, then the investor may experience losses prior to benefitting from the intended Buffer. The Fund might not achieve its objective in certain circumstances. The Fund does not provide principal protection or protection of gains and an investor may experience significant losses on their investment, including loss of their entire investment.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability to value the FLEX Options becomes more difficult and the judgment of Allianz Investment Management LLC (the “Adviser”) or a fair value pricing vendor (in accordance with the fair value procedures approved by the Board of Trustees of the Trust (the “Board”)) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult to accurately assign a daily value.

Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may significantly impact the price of the options. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Tax Risk. The Fund has elected and will continue to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. However, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear.

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This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. Certain options on an ETF may not qualify as “Section 1256 contracts” under Section 1256 of the Code, and disposition of such options will likely result in short-term capital gains or losses. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. To maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. For purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In particular, there is no published IRS guidance or case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon the language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, the Fund may not qualify, or may be disqualified, as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying a dividend.” If a shareholder purchases Shares after the Outcome Period has begun and shortly thereafter the Fund issues a dividend, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Underlying ETF Risk. The Fund invests in FLEX Options that derive their value from the Underlying ETF, and therefore the Fund’s investment performance largely depends on the investment performance of the Underlying ETF. The value of the Underlying ETF will fluctuate over time based on fluctuations in the values of the securities held by the Underlying ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to absence of an active market risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund’s investments. The Underlying ETF seeks to track the Underlying Index but may not exactly match the performance of the Underlying Index due to differences between the portfolio of the Underlying ETF and the components of the Underlying Index, fees and expenses, transaction costs, and other factors.

Equity Securities Risk. The Fund invests in FLEX Options that derive their value from the Underlying ETF. Because the Underlying ETF has exposure to the equity securities markets, the Fund has exposure to the equity securities markets. Equity securities prices fluctuate for several reasons, including economic and political developments, changes in interest rates, war, acts of terrorism, public health issues, or other events. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as investors’ perceptions of and confidence in their issuers change. These investor perceptions are based on various and unpredictable factors, including many of the same factors already mentioned.

Large-Capitalization Companies Risk. The Fund invests in FLEX Options that derive their value from the Underlying ETF, which tracks the Underlying Index. Because the Underlying ETF has exposure to large-capitalization companies, the Fund has exposure to large-capitalization companies. Such large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets or other part of the securities markets, such as smaller- or mid-capitalization companies.

Information Technology Sector Risk. The Fund invests in FLEX Options that derive their value from the Underlying ETF, which tracks the Underlying Index. Because the Underlying ETF, as of April 30, 2025, has significant exposure to the information technology sector, the Fund has significant exposure to the information technology sector. Information technology companies may have limited product lines, markets, financial resources or personnel. Information technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of a FLEX Option or other asset may also decline due to general market conditions, inflation, recessions, changes in interest rates, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country,

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group of countries, region, market, industry, group of industries, sector or asset class. Additionally, certain changes in the U.S. economy, such as a decrease in imports or exports, changes in trade regulations, inflation and/or economic recession, may have an adverse effect on the value of a FLEX Option or other assets. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. In addition, unexpected events and their aftermaths, such as pandemics, epidemics or other public health issues; natural, environmental or man-made disasters; financial, political or social disruptions; military conflict; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Any such circumstances could have a materially negative impact on the value of the Shares and could result in increased market volatility. During any such events, the Shares may trade at increased premiums or discounts to their NAV.

Premium/Discount Risk. The market price of the Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for Shares on the exchange on which the Shares are listed and traded (the “Exchange”). The Adviser cannot predict whether Shares will trade below, at or above their NAV because the Shares trade on the Exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate significantly from the Fund’s NAV. Thus, you may pay more (or less) than NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Large Shareholder Risk. Certain shareholders, including an authorized participant, the Adviser or an affiliate of the Adviser, or other funds or accounts advised by the Adviser or an affiliate of the Adviser, may own a substantial amount of Shares. Additionally, from time to time an authorized participant, a third-party investor, the Adviser, or an affiliate of the Adviser may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or to allow the Fund to achieve size or scale. Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Fund may be liquidated. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. In addition, the Fund may be a constituent of one or more adviser asset allocation models. Being a component of such a model may greatly affect the trading activity of the Fund, the size of the Fund, and the market volatility of the Fund’s shares. Inclusion in a model could increase demand for the Fund and removal from a model could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted, and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, model rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.

Active Markets Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, or perceived trends in securities prices. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a significant variance in the market price of Shares and their underlying value and wider bid-ask spreads. Shares of the Fund could decline in value or underperform other investments.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Participation Rate, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, including errors relating to the operation and valuation of the Underlying ETF,

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failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem “Creation Units” (defined in “Purchase and Sale of Shares”), Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Cash Transactions Risk. The Fund may effectuate creations and redemptions solely or partially for cash, rather than in-kind. To the extent the Fund engages in full or partial cash creation and redemption transactions, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund (“ETF”) that effects its creations and redemption for in-kind securities or instruments. To the extent the Fund effects redemptions for cash, it may be required to sell portfolio securities or close derivatives positions in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. Under such circumstances, an investment in the Fund may be less tax-efficient than investments in other ETFs. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, generally will be passed on to purchasers and redeemers of Shares in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for other ETFs.

Trading Issues Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listing on the Exchange.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intraday bid-ask spreads for Shares.

Performance

As of the date of this prospectus, the Fund has not commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be available on the Fund’s website at www.AllianzIMetfs.com and will provide some indication of the risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Management

Investment Adviser

Allianz Investment Management LLC (the “Adviser”)

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Portfolio Managers

The following persons serve as portfolio managers of the Fund and are responsible for the day-to-day management of the Fund.

•	Thomas Paustian, CFA, Hedge Portfolio Manager and Senior Vice President at the Adviser, has served as Portfolio Manager for the Fund since its inception in June 2025; and

•	Josiah Highmark, Vice President at the Adviser, has served as Portfolio Manager for the Fund since its inception in June 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“Authorized Participants”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 25,000 Shares) or multiples thereof (“Creation Unit Aggregations”), generally in exchange for the deposit or delivery of a basket of instruments (including cash in lieu of any portion of such instruments) and/or an amount of cash that the Fund specifies each day. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on the Exchange and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.AllianzIMetfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital, capital gains or some combination of the three, unless you are investing through a tax-advantaged arrangement, such as a 401(k) or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Principal Investment Strategies

The discussion below provides additional information regarding key aspects of the Fund’s principal investment strategies, including the Outcome Periods, the operation of the Buffer and Cap, the Fund’s use of FLEX Options, and other information relevant to an investment in the Shares.

The Fund’s investment objective is to provide, at the end of the current Outcome Period, returns that track the share price returns of the Underlying ETF in positive market environments, subject to a Participation Rate, while providing 100% downside protection of Underlying ETF losses. The Fund’s investment objective is not “fundamental”, meaning that it may be changed by the Board at any time without shareholder approval upon prior notice to shareholders. Additionally, the Fund may liquidate and terminate at any time without shareholder approval upon prior notice to shareholders. Under normal market conditions, the Fund invests at least 80% of its net assets in instruments with economic characteristics similar to U.S. equity securities. Shareholders will be given at least 60 days’ advance notice of any change to the Fund’s 80% policy.

Outcome Period

The investment objective of the Fund, which includes a Buffer and Participation Rate as discussed below, is based upon the performance of the Underlying ETF’s share price over the Outcome Period in effect, which is generally a three-month calendar quarter from January 1 to March 31, April 1 to June 30, July 1 to September 30, or October 1 to December 31. The Underlying ETF’s share price returns reflect the price at which the Underlying ETF’s shares trade on the secondary market (not the Underlying ETF’s net asset value).

The Fund resets at the beginning of each Outcome Period by investing in a new set of FLEX Options that will provide a new Participation Rate for the new Outcome Period. Generally, the Fund will enter into the FLEX Options for an Outcome Period on the business day immediately prior to the first day of the Outcome Period, and the FLEX Options for an Outcome Period will expire on the last business day of the Outcome Period. The customizable nature of FLEX Options allows the Adviser to select the price at which the FLEX Option can be exercised. This is commonly known as the “strike price.” The Adviser specifically selects the strike price for each FLEX Option such that when the FLEX Options are exercised on the final day of the Outcome Period, the outcomes may be obtained based upon the performance of the Underlying ETF’s share price at the end of the Outcome Period. The Participation Rate is expected to change for each Outcome Period and is determined based upon market conditions and the cost of FLEX Options on the business day prior to each Outcome Period when the Adviser enters into the new set of FLEX Options. The Buffer is not expected to change for each Outcome Period.

The Participation Rate and Buffer, and the Fund’s position relative to each, should be considered before investing in the Fund. The Fund will be indefinitely offered with a new Outcome Period tied to the same Underlying ETF beginning after the end of each Outcome Period; the Fund is not intended to terminate after the current or any subsequent Outcome Period.

An investor that purchases or sells Shares during an Outcome Period may experience results that are very different from the investment objective sought by the Fund for that Outcome Period. Both the Participation Rate and Buffer are fixed levels that are calculated in relation to the Underlying ETF’s share price and Outcome NAV (which is the Fund’s NAV, the per share value of the Fund’s assets, calculated at the close of the market on the business day prior to the first day of the Outcome Period). While the Participation Rate and Buffer reference the performance of the Underlying ETF’s share price over the Outcome Period, the Fund does not expect its NAV to directly correlate on a day-to-day basis with the price movement of the Underlying ETF’s share price over the Outcome Period. Because the Underlying ETF’s share price and the Fund’s NAV will change over the Outcome Period, an investor purchasing Shares during the Outcome Period will have a different return potential than an investor who held Shares at the beginning of the Outcome Period. This is because the Participation Rate and Buffer for the Outcome Period are fixed levels that remain constant throughout the Outcome Period, and an investor purchasing Shares at market price during the Outcome Period likely purchased Shares at a price that is different from the Outcome NAV. For example, if an investor purchases Shares during an Outcome Period at a time when the Underlying ETF’s share price has increased from its price at the beginning of the Outcome Period, the rate of that investor’s gains relative to such increase could differ from the Participation Rate. See “Buffer and Participation Rate” below for additional information. The degree to which a FLEX Option’s value correlates with the Underlying ETF’s share price is also affected by the expected volatility of the Underlying ETF’s share price. The strategy is designed to realize the outcomes only on the final day of the Outcome Period. To achieve the target outcomes sought by the Fund for an Outcome Period, an investor must hold Shares for that entire Outcome Period.

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Both the Participation Rate and Buffer are fixed at levels calculated in relation to the Outcome NAV and Underlying ETF’s share price. The Outcome NAV is the Fund’s NAV calculated at the close of the market on the business day prior to the first day of the Outcome Period. An investor purchasing Shares on the secondary market on the first day of the Outcome Period may pay a price that is different from the Fund’s Outcome NAV. As a result, the investor may not experience the same investment results as the Fund, even if the Fund is successful in achieving the outcomes. Furthermore, an investor cannot expect to purchase Shares precisely at the beginning of the Outcome Period or precisely at the price of the Outcome NAV, or sell Shares precisely at the end of the Outcome Period or precisely at the price of the last calculated NAV of the Outcome Period, and thereby experience precisely the investment returns sought by the Fund for the Outcome Period.

Approximately one week prior to the end of each Outcome Period, the Fund will file a prospectus supplement that discloses the anticipated ranges for the Participation Rate for the next Outcome Period. Following the close of business on the last day of the Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Participation Rate for the next Outcome Period. There is no guarantee the final Participation Rate will be within the anticipated range. This information also will be available on the Fund’s website, www.AllianzIMetfs.com/AIOO.

An investor that purchases Shares after the Outcome Period has begun or sells Shares prior to the end of the Outcome Period may experience investment returns very different from those sought by the Fund for that Outcome Period. The Fund’s website, www.AllianzIMetfs.com/AIOO, provides important Fund information. Before purchasing Shares, an investor should visit the website to review this information and understand the possible outcomes of an investment in Shares on a particular day and held through the end of the Outcome Period.

Prior to the commencement of an Outcome Period, if the Adviser determines that there are adverse, unexpected or other market conditions that will not allow for the Fund to make investments for the next Outcome Period to effectively implement its investment objective, the Fund may temporarily hold cash equivalents, including money market funds, or cash. Additionally, the Fund may liquidate and terminate at any time without shareholder approval. It is expected that any such liquidation and termination in the circumstances described above would occur following the end of an Outcome Period.

Buffer and Participation Rate

The outcomes sought by the Fund’s Buffer and Participation Rate are based upon the Outcome NAV and will not change over the Outcome Period. Generally, the Fund will enter into the FLEX Options for an Outcome Period on the business day immediately prior to the first day of the Outcome Period, and the FLEX Options for an Outcome Period will expire on the last business day of the Outcome Period. Each FLEX Option’s value is ultimately derived from the performance of the Underlying ETF’s share price during that time. Because the terms of the FLEX Options do not change throughout the Outcome Period, the Buffer and Participation Rate both relate to the Outcome NAV and corresponding Underlying ETF share price.

The Fund seeks to provide downside protection with a buffer against 100% loss of the Underlying ETF over each Outcome Period. This means that if the Underlying ETF’s share price has decreased at the end of the Outcome Period, the Fund is not expected to experience such decrease.

The Participation Rate and the Buffer are each calculated after taking into account the Fund’s unitary management fee, but before taking into account brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee, which will reduce the Participation Rate and the Buffer.

If an investor purchases Shares during an Outcome Period at a time when the Fund has decreased in value from the Outcome NAV, that investor’s potential for gain would be greater than an investor who purchased Shares at the beginning of the Outcome Period if the Fund recovers the value it has lost from the beginning of the Outcome Period through the date the investor purchased their Shares, plus any additional gains above the Outcome NAV, subject to the Participation Rate. The Participation Rate and Buffer relative to the Outcome NAV will not change over the Outcome Period. The Participation Rate represents the absolute maximum percentage of the Underlying ETF’s positive returns that the Fund seeks to deliver to an investor if held for the entire Outcome Period. In certain market environments, the Participation Rate can be zero or near zero.

Conversely, if an investor purchases Shares during an Outcome Period at a time when the Fund has increased in value from its Outcome NAV, then the investor may experience losses prior to benefitting from the intended Buffer (because the Buffer only applies to losses measured against the Fund’s Outcome NAV for the Outcome Period, the Fund must first decrease in value to its Outcome NAV for the Outcome Period before subsequent losses will benefit from the intended Buffer). There is no guarantee that the Buffer will operate as intended regardless of when an investor purchases

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Shares, and even if the investor holds its Shares for the entire Outcome Period. While the Fund seeks to limit 100% of losses for shareholders who hold Shares for an entire Outcome Period (by providing a Buffer against 100% of Underlying ETF losses), there is no guarantee it will successfully do so. Depending upon market conditions at the time of purchase, a shareholder that purchases Shares during an Outcome Period may lose their entire investment.

Despite the intended Buffer, a shareholder who holds Shares for the entire Outcome Period could lose their entire investment. The Buffer is not guaranteed and may not be achieved. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

The returns of the Fund are subject to the Participation Rate of [ ]%. An investor’s return will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee. “Non-routine or extraordinary expenses” means non-recurring expenses that may be incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding or soliciting proxies for a meeting of Fund shareholders. The returns that the Fund seeks to provide also do not include the costs associated with purchasing Shares of the Fund. The Fund will not receive or benefit from any dividend payments made by the Underlying ETF.

The Participation Rate represents the anticipated absolute maximum percentage of the Underlying ETF’s positive returns an investor can achieve from an investment in the Fund for an entire Outcome Period (before fees and expenses not included in the Fund’s unitary management fee). In the event the Underlying ETF experiences positive returns at the end of an Outcome Period, the Fund seeks to provide investment returns that track the percentage increase of the Underlying ETF’s share price, subject to the Participation Rate. This means that if the Underlying ETF experiences gains at the end of an Outcome Period, the Fund will experience only a specified percentage of those gains, and will not experience the full amount of the Underlying ETF’s gains. Therefore, regardless of the performance of the Underlying ETF’s share price, the Participation Rate impacts the maximum return an investor can achieve from an investment in the Fund for that Outcome Period, relative to the Underlying ETF’s positive returns. The Participation Rate represents the opportunity cost (i.e., the upside performance a shareholder forgoes) in return for the downside protection provided by the Buffer.

The Participation Rate is determined on the business day immediately prior to the beginning of each Outcome Period when the Adviser enters into the new set of FLEX Options. The Participation Rate applicable to an Outcome Period will vary based on various factors, including market conditions at the time, including then-current interest rate levels, Underlying ETF share price volatility and the relationship of puts and calls on the underlying FLEX Options.

The Participation Rate and Buffer are a result of the design of the Fund’s principal investment strategy. The Participation Rate, and the Fund’s position relative to it on any given day, should be considered before investing in the Fund. If an investor purchases Shares during an Outcome Period, and the Fund has already increased in value above its Outcome NAV, the investor will be vulnerable to significant downside risk because the investor will bear the losses between the price at which they purchased their Shares and the Outcome NAV for the Outcome Period before subsequent losses will be limited by the Buffer, provided the Buffer operates as intended.

Use of FLEX Options

The Adviser has constructed a portfolio consisting substantially of FLEX Options on the Underlying ETF that are each set to expire on the last business day of the Outcome Period. The customizable nature of FLEX Options allows the Adviser to select the price at which each FLEX Option will be exercised at its expiration. This is commonly known as the “strike price.” On the business day immediately prior to the first day of the Outcome Period, the Adviser selects the strike price for each FLEX Option. The strike prices are set such that when the FLEX Options are exercised on the last business day of the Outcome Period, the Fund’s expected returns are intended to track the returns of the Underlying ETF’s share price, subject to the Participation Rate or the Buffer, depending on the performance of the Underlying ETF over the duration of the Outcome Period.

The Fund’s targeted investment outcomes, based upon the performance of the Underlying ETF’s share price over the Outcome Period, may be achieved by purchasing and selling call and put FLEX Options in the Fund’s portfolio. Specifically, by purchasing and selling call and put FLEX Options referencing the Underlying ETF, the Fund seeks to deliver investment returns that track the share price returns of the Underlying ETF for the Outcome Period, subject to the Participation Rate, if the Underlying ETF experiences gains, and to achieve the Buffer for the Outcome Period if the Underlying ETF experiences losses, only over a complete Outcome Period. The FLEX Options have varying strike prices. The investment in FLEX Options with varying strike prices provides the mechanism for producing the Fund’s desired outcome.

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The FLEX Options purchased and sold throughout the Outcome Period are anticipated to have the same or similar terms (i.e., strike price and expiration) as the corresponding FLEX Options purchased and sold at the beginning of the Outcome Period.

Additionally, the value of the Fund’s FLEX Options positions will not increase or decrease at the same rate as the Underlying ETF’s share price, and it is possible they may move in different directions. Because a component of a FLEX Option’s value will be affected by, among other things, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF’s share price and the remaining time until the FLEX Options expire, the Fund’s NAV will not directly correlate on a day-to-day basis with the share price returns experienced by the Underlying ETF. While the Adviser generally anticipates that the Fund’s NAV will move in a similar direction, but not always, as the Underlying ETF’s share price (meaning that the Fund’s NAV will increase if the Underlying ETF experiences gains and that the Fund’s NAV will decrease if the Underlying ETF experiences losses), the Fund’s NAV may not increase or decrease at the same rate or in the same direction as the Underlying ETF’s share price, and it is possible they may move in different directions. The strategy is designed to realize the outcomes only on the final day of the Outcome Period.

The expiration date for each of the Fund’s FLEX Options is the last business day of the Outcome Period, at which time the Fund will invest in a new set of FLEX Options for the next Outcome Period.

General Information on the FLEX Options

In general, an options contract is an agreement between a buyer and seller that gives the purchaser of the option the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a particular asset at a specified future date at an agreed upon price. Options give the purchaser of the option the right to receive the reference asset (or the cash value of a reference asset) upon exercise of the option. Receipt of a cash amount will depend upon the closing price of the reference asset upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option.

For each Outcome Period, the Fund will invest in both purchased and written put and call FLEX Options that reference the Underlying ETF. FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the OCC. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” reducing counterparty risk for clearing members and options traders. The OCC may make adjustments to FLEX Options for certain significant events. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and subject to the risk that the OCC may fail to perform the settlement of the FLEX Options due to bankruptcy or other adverse reasons. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts.

Depending on whether the option is a put or a call option and whether the Fund purchases or sells the option will determine whether the Fund has the right to receive or the obligation to deliver the reference asset (or the difference between the cash value of a reference asset and the strike price of the option) on the option expiration date. The FLEX Options held by the Fund are European style options, which are exercisable at the strike price only on the FLEX Option expiration date. The FLEX Options used by the Fund currently are listed on the Cboe Options Exchange (“CBOE”). FLEX Options may be less liquid than more traditional exchange-traded options.

The Fund will generally, under normal conditions, hold FLEX Options for each Outcome Period. The Fund intends to structure the FLEX Options so that any amount owed by the Fund on the written FLEX Options will be covered by payouts at expiration from the purchased FLEX Options. As a result, the FLEX Options will be fully covered and no additional collateral will be necessary during the life of the Fund. The Fund receives premiums in exchange for the written FLEX Options and pays premiums in exchange for the purchased FLEX Options. The OCC and securities exchanges on which the FLEX Options are listed do not charge ongoing fees to writers or purchasers of the FLEX Options during their life for continuing to hold the option contracts, but may charge transaction fees. The FLEX Options purchased and sold throughout the Outcome Period are anticipated to have the same or similar terms, such as strike price and expiration date, as the FLEX Options purchased and sold at the beginning of the Outcome Period.

The Fund’s principal investment strategy seeks to produce the outcomes subject to a Buffer and Participation Rate based upon the performance of the Underlying ETF’s share price. By investing in both purchased and written call and put FLEX Options, the Fund seeks to deliver investment returns that track the share price returns of the Underlying ETF for the Outcome Period, subject to the Participation Rate, if the Underlying ETF experiences gains, and buffered losses for the Outcome Period if the Underlying ETF experiences losses, in each case only over a complete Outcome Period. Both the Participation Rate and the

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Buffer take into account the Fund’s unitary management fee, but will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee. There is no guarantee that the Fund will be successful in its attempt to mitigate losses or to track the share price returns of the Underlying ETF for the Outcome Period, subject to the Participation Rate.

As described on the cover of this prospectus, in “Principal Investment Strategies” and in “Principal Risks,” there are risks associated with an investment in the Fund and there is no guarantee the Fund will achieve the outcomes it seeks to provide. The Fund’s characteristics (i.e., the importance of holding Shares for the entire Outcome Period, the Participation Rate and Buffer) distinguish it from many more typical investment products and may make it unsuitable for some investors. To help decide whether an investment in the Fund is appropriate based upon individual circumstances, please see the section of this prospectus entitled “Investor Considerations.”

Fund Investments

Description of Principal Investments

FLEX Options

FLEX Options are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX Options in which the Fund invests are all European style options (options that are exercisable only on the expiration date). The FLEX Options used by the Fund currently are listed only on the CBOE.

The Fund purchases and sells call and put FLEX Options. In general, put options give the holder (i.e., the buyer) the right, but not the obligation, to sell an asset (or, in the case of certain put options, to receive a cash settlement equal to the amount by which the strike price of the option exceeds the value of the asset, times a specified multiple) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or, in the case of certain put options, to deliver a cash settlement equal to the amount by which the strike price of the option exceeds the value of the asset, times a specified multiple) at a certain defined price. Call options give the holder (i.e., the buyer) the right, but not the obligation, to buy an asset (or, in the case of certain call options, to receive a cash settlement equal to the amount by which the value of the asset exceeds the strike price of the option, times a specified multiple) and the seller (i.e., the writer) the obligation to sell the asset (or, in the case of certain call options, to deliver a cash settlement equal to the amount by which the closing value of the asset exceeds the strike price of the option, times a specified multiple) at a certain defined price.

Additional Investments

In addition, although the Fund is expected to invest substantially all of its assets in FLEX Options on the Underlying ETF, the Adviser also may invest in FLEX Options on the S&P 500® Price Return Index, or in other index options, index futures contracts or ETFs that the Adviser believes will provide investment exposure or returns similar to that of the Underlying ETF (or in FLEX Options, options or futures contracts on such ETFs), when the Adviser believes that doing so may help the Fund to achieve its investment objective. For example, the Adviser may utilize such investments when, due to abnormal market conditions, they better enable the Adviser to achieve the outcomes sought by the Fund for that Outcome Period. Such abnormal market conditions might include temporary disruptions or halts in the trading market for, or the trading efficiency of, FLEX Options or the Underlying ETF. Currently, it is expected that the use of such alternative investments, if any, would be temporary.

Traditional Options Contracts and Futures

Options contracts on an index give one party the right to receive or deliver cash value of the particular index, and another party the obligation to receive or deliver the cash value of that index. Options contracts on an individual security such as an ETF give one party the right to buy or sell the particular security, and another party the obligation to sell or buy that same security. In contrast to FLEX Options which have customizable terms, many traditional options are exchange-traded and are available to

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investors with set or defined contract terms. Futures are financial contracts obligating the buyer to purchase an asset or the seller to sell an asset and have a predetermined future date and price. The buyer must purchase or the seller must sell the underlying asset at the set price, regardless of the current market price at the expiration date. The Fund may invest in traditional options contracts and futures when the Adviser believes that doing so would help the Fund to meet its investment objective.

Exchange Traded Funds (ETFs)

The Fund may invest in ETFs when the Adviser believes that doing so would help the Fund to meet its investment objective. ETFs are regulated as registered investment companies under the 1940 Act and are classified as either open-end investment companies or unit investment trusts. Shares of ETFs are traded on a securities exchange similar to shares of a publicly traded company. The Fund may invest in ETFs that the Adviser believes will provide investment exposure or returns similar to that of the Underlying ETF. The goal of such ETFs is to seek to provide returns that correspond generally to the price and yield performance, before fees and expenses, of an underlying index.

Cash Equivalents and Temporary Investments

Normally, the Fund invests substantially all of its assets in FLEX Options that reference the Underlying ETF to meet its investment objective as described above. The Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, including money market funds, or may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a temporary defensive strategy when the portfolio managers believe the investments in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the Statement of Additional Information (“SAI”).

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.AllianzIMetfs.com.

Additional Risks of Investing in the Fund

Principal Risks

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above. Risks shown below that are applicable to ETFs, such as the Fund, also apply to the Underlying ETF.

FLEX Options Risk. The Fund utilizes FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In a less liquid market for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The value of the underlying FLEX Options will be affected by, among other things, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF’s share price and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the Underlying ETF’s share price; although they generally move in the same direction, it is possible they may move in different directions.

Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to buffer 100% of losses experienced by the Underlying ETF in an Outcome Period. A shareholder may lose their entire investment. The Fund does not provide principal protection or protection of gains and shareholders could experience significant losses including loss of their entire investment.

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Participation Rate Risk. The Fund’s strategy seeks to provide returns that track the share price returns of the Underlying ETF at the end of the Outcome Period, subject to the Participation Rate. As a result, the Fund will not fully participate in all the gains achieved by the Underlying ETF. If an investor purchases or sells Shares during an Outcome Period after the Underlying ETF’s share price has increased relative to its price at the close of the market the business day prior to the first day of the Outcome Period, the rate of that investor’s investment gain on their Shares for that Outcome Period may differ from the Participation Rate. The Participation Rate represents the absolute maximum percentage of the Underlying ETF’s positive returns an investor can achieve from an investment in the Fund held for the entire Outcome Period. In certain market environments, the Participation Rate can be zero or near zero.

Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of the Underlying ETF’s share price and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as, and it is possible the value may move in different directions from, the Underlying ETF’s share price, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Underlying ETF’s share price. Similarly, the components of the FLEX Option’s value are anticipated to impact the effect of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the outcomes upon the expiration of the FLEX Options on the last business day of the Outcome Period and it should not be expected that the outcomes will be provided at any point other than the end of the Outcome Period.

Participation Rate Change Risk. A new Participation Rate is established at the beginning of each Outcome Period and is dependent on market conditions, generally on the business day immediately prior to the beginning of the Outcome Period. As such, the Participation Rate will change from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods and could change significantly from one Outcome Period to another.

Investment Objective Risk. Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options during an Outcome Period or otherwise for reasons not related to the Fund’s investment strategy, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes affecting the treatment of FLEX Options. In select market environments, such as a low interest rate environment, the Fund’s ability to implement its investment strategy, produce the specific outcomes as discussed above, and achieve its investment objective may be adversely impacted. Although it is anticipated the Fund will be indefinitely offered with a new Outcome Period beginning after the end of each Outcome Period, there can be no guarantee that in the event of adverse, unexpected, or other market conditions the Fund will be continued following the end of an Outcome Period. The Fund may liquidate and terminate at any time without shareholder approval.

Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that track the share price returns of the Underlying ETF at the end of each Outcome Period, subject to the Participation Rate and the Buffer. If an investor purchases or sells Shares during an Outcome Period and does not hold Shares for the entire Outcome Period, the returns realized by the investor will not match those that the Fund seeks to achieve for the Outcome Period. In particular, an investor who does not hold Shares for the entire Outcome Period may not receive the full intended benefit of the Buffer and may not experience investment returns at the Participation Rate sought by the Fund for the Outcome Period. Each Outcome Period is a three-month calendar quarter from January 1 to March 31, April 1 to June 30, July 1 to September 30, or October 1 to December 31. The Fund is designed to seek to achieve the outcomes at the end of each successive three-month calendar quarter Outcome Period. The outcomes that the Fund achieves over multiple calendar quarter Outcome Periods likely will be different than the outcomes achieved by a comparable fund with a longer outcome period, and an investor holding Shares over multiple calendar quarter Outcome Periods likely will experience different investment results than if the investor held shares in a comparable fund with a longer outcome period. For example, during a single twelve-month period, the outcomes achieved by the Fund over four successive three-month Outcome Periods likely would be different than the outcomes achieved by a comparable fund over a one-year outcome period. Generally, the Fund will enter into the FLEX Options for an Outcome Period on the business day immediately prior to the first day of the Outcome Period, and the FLEX Options of an Outcome Period will expire on the last business day of the Outcome Period. The Participation Rate for each Outcome Period is also determined based on market conditions on the business day prior to the beginning of the Outcome Period. The outcomes are based on the Outcome NAV.

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As a result, investors should purchase the Shares immediately prior to the beginning of the Outcome Period and hold the Shares until the end of the Outcome Period. In addition, an investor cannot expect to purchase Shares precisely at the beginning of the Outcome Period or precisely at the price of the Outcome NAV, or sell Shares precisely at the end of the Outcome Period or precisely at the price of the last calculated NAV of the Outcome Period, and thereby experience precisely the investment returns sought by the Fund for the Outcome Period. Accordingly, such investors should expect their investment returns to vary from those sought by the Fund for the Outcome Period.

Downside Risk. The Fund’s strategy seeks to provide returns that track the share price returns of the Underlying ETF at the end of an entire Outcome Period, subject to the Participation Rate, while limiting, or providing a buffer against, downside losses. Despite the intended Buffer, a shareholder could lose their entire investment. If an investor purchases Shares during an Outcome Period after the Underlying ETF’s share price has increased in value from its Outcome NAV, then the investor may experience losses prior to benefitting from the intended Buffer. The Fund might not achieve its objective in certain circumstances. The Fund does not provide principal protection or protection of gains and an investor may experience significant losses on their investment, including loss of their entire investment.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability to value the FLEX Options becomes more difficult and the judgment of the Adviser or a fair value pricing vendor (in accordance with the fair value procedures approved by the Board) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult to accurately assign a daily value.

Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities. FLEX Options may be less liquid than certain non-customized options. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may significantly impact the price of the options. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Tax Risk. The Fund has elected and will continue to qualify each year to be treated as a RIC under Subchapter M of the Code. However, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code, including a requirement that the “issuers” of the Fund’s assets be sufficiently diversified. There is no published IRS guidance or case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Therefore, there is a risk that the Fund will not meet the Code’s diversification requirements and will not qualify, or will be disqualified, as a RIC. The Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to count the FLEX Options as automatically diversified investments under the Code’s diversification requirements. This position is consistent with informal guidance from the IRS but has not been confirmed by published guidance or case law. In addition, the Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or if the FLEX Options are not treated as issued by the reference asset for diversification test purposes, there is a risk that the Fund could lose its RIC status. If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the

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Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund may reorganize, close or materially change its investment objective and strategies.

The Fund’s investments in offsetting positions with respect to the Underlying ETF may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase the amount of short-term capital gain realized by the Fund. Such short-term capital gain is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. As a result, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders as ordinary income may be increased substantially as compared to a fund that did not engage in such transactions. Accordingly, shareholders could have a lower after-tax return from investing in the Fund than investing directly in the Underlying ETF.

The FLEX Options included in the Fund’s portfolio are exchange-traded options. The tax treatment of certain derivatives contracts including listed non-equity options written or purchased by the Fund on U.S. exchanges (such as options on futures contracts, broad-based equity indices and debt securities) may be governed by Section 1256 of the Code (“Section 1256 Contracts”). Section 1256 Contracts are treated as if they were sold (i.e., “marked to market”) at the end of each year. Gain or loss is recognized on this deemed sale. Such treatment could cause the Fund to recognize taxable income without receiving cash. In order to maintain its RIC qualification, the Fund must distribute at least 90% of its income annually. If FLEX Options held by the Fund are subject to Section 1256 of the Code, and the Fund is unable to distribute marked-to-market gains to its shareholders, the Fund may lose its RIC qualification and be taxed as a regular corporation. The Fund believes that the FLEX Options typically held in its portfolio (i.e., FLEX Options that reference the SPDR® S&P 500® ETF Trust) will not be subject to Section 1256, and disposition of such options will likely result in short-term capital gains or losses.

Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying a dividend.” If a shareholder purchases Shares after the Outcome Period has begun and shortly thereafter the Fund issues a dividend, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Underlying ETF Risk. The Fund invests in FLEX Options that derive their value from the Underlying ETF, and therefore the Fund’s investment performance largely depends on the investment performance of the Underlying ETF. The value of the Underlying ETF will fluctuate over time based on fluctuations in the values of the securities held by the Underlying ETF, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, ETFs are subject to absence of an active market risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the Underlying ETF and, in turn, the value of the Fund’s investments. The Underlying ETF seeks to track the Underlying Index but may not exactly match the performance of the Underlying Index due to differences between the portfolio of the Underlying ETF and the components of the Underlying Index, fees and expenses, transaction costs, and other factors.

Equity Securities Risk. The Fund invests in FLEX Options that derive their value from the Underlying ETF. Because the Underlying ETF has exposure to the equity securities markets, the Fund has exposure to the equity securities markets. Equity securities prices fluctuate for several reasons, including economic and political developments, changes in interest rates, war, acts of terrorism, public health issues, or other events. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as investors’ perceptions of and confidence in their issuers change. These investor perceptions are based on various and unpredictable factors, including many of the same factors already mentioned.

Large-Capitalization Companies Risk. The Fund invests in FLEX Options that derive their value from the Underlying ETF, which tracks the Underlying Index. Because the Underlying ETF has exposure to large-capitalization companies, the Fund has exposure to large-capitalization companies. Such large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets or other part of the securities markets, such as smaller- or mid-capitalization companies.

Information Technology Sector Risk. The Fund invests in FLEX Options that derive their value from the Underlying ETF, which tracks the Underlying Index. Because the Underlying ETF, as of April 30, 2025, has significant exposure to the

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information technology sector, the Fund has significant exposure to the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on a company’s profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and other intellectual property rights. An information technology company’s loss or impairment of these rights may adversely affect the company’s profitability.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of a FLEX Option or other asset may also decline due to general market conditions, inflation, recessions, changes in trade regulations, elevated levels of government debt, changes in interest rates, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry or group of industries, including labor shortages or increased production costs and competitive conditions within an industry, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. In addition, unexpected events and their aftermaths, such as pandemics, epidemics or other public health issues; natural, environmental or man-made disasters; financial, political or social disruptions; military conflict, internal unrest and discord; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. In addition, increasingly strained relations between the U.S. and foreign countries, including as a result of economic sanctions and tariffs, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade, and could adversely affect financial markets generally. Any such circumstances could have a materially negative impact on the value of the Shares and could result in increased market volatility. During any such events, the Shares may trade at increased premiums or discounts to their NAV.

Premium/Discount Risk. The market price of the Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for Shares on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV because the Shares trade on the Exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate significantly from the Fund’s NAV. The Adviser cannot predict whether Shares will trade at a premium or discount to, or at NAV. Thus, you may pay more (or less) than NAV when you buy Shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. The Shares may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem Shares. At such times, Shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders. In addition, disruptions to creations and redemptions may result in trading prices for Shares of the Fund that differ significantly from its NAV.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Large Shareholder Risk. Certain shareholders, including an authorized participant, the Adviser or an affiliate of the Adviser, or other funds or accounts advised by the Adviser or an affiliate of the Adviser, may own a substantial amount of Shares. Additionally, from time to time an authorized participant, a third-party investor, the Adviser, or an affiliate of the Adviser may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or to allow the Fund to achieve size or scale. Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its Shares, there is no guarantee that the Fund will be able to maintain sufficient assets to continue operations in which case the Fund may be liquidated. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares. In addition, the Fund may be a constituent of one

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or more adviser asset allocation models. Being a component of such a model may greatly affect the trading activity of the Fund, the size of the Fund, and the market volatility of the Fund’s shares. Inclusion in a model could increase demand for the Fund and removal from a model could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted, and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, model rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.

Active Markets Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. The Fund faces numerous market trading risks, including losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, or perceived trends in securities prices. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio holdings, which may cause a significant variance in the market price of Shares and their underlying value and wider bid-ask spreads. Shares of the Fund could decline in value or underperform other investments.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Participation Rate, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, including errors relating to the operation and valuation of the Underlying ETF, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem Creation Units, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Cash Transactions Risk. The Fund may effectuate creations and redemptions solely or partially for cash, rather than in-kind. To the extent the Fund engages in full or partial cash creation and redemption transactions, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemption for in-kind securities or instruments. To the extent the Fund effects redemptions for cash, it may be required to sell portfolio securities or close derivatives positions in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. Under such circumstances, an investment in the Fund may be less tax-efficient than investments in other ETFs. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, generally will be passed on to purchasers and redeemers of Shares in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for other ETFs.

Trading Issues Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listing on the Exchange.

During a “flash crash,” the market prices of the Shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause authorized participants and other market makers to limit or cease trading in Shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.

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The Shares, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intraday bid-ask spreads for Shares.

Additional Risks

The Fund may also be subject to certain other risks associated with its investments and investment strategies.

Derivatives Risk. Index options and index futures contracts are types of derivative instruments, and the performance of such derivative instruments depends largely on the performance of an underlying reference instrument, and such derivatives often have risks similar to the underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant.

Risks of Futures Contracts. The Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, the Fund’s investments in futures contracts may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities or exit a derivatives position in its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract. The Fund may not be able to properly effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur.

Exchange Traded Funds Risk. Shares of ETFs are traded on a securities exchange similar to shares of a publicly traded operating company and the risks and costs of investing in ETFs are comparable to investing in other publicly traded shares. The Fund may invest in index-based ETFs that seek to track the performance of a specified index. The goal of an index-based ETF is to seek to provide returns that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The risk that the ETF’s returns will not correlate to the index is an additional risk to the investors of ETFs. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the underlying ETF’s fees and expenses.

Secondary Listings Risk. The Shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts.

The Shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Cyber Security Risk. As the use of technology has become more prevalent, the Fund may be more susceptible to operational risks through breaches in cyber security. A cyber security incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or a service provider to suffer data corruption or lose operational functionality. A cyber security incident could, among other things,

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result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial impact on the Fund. For example, if a cyber security incident results in a denial of service, Fund shareholders could lose access to their electronic accounts for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Share purchases and redemptions. Cyber security incidents could cause the Fund, the Adviser, the Fund’s distributor or other service providers to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude. They may also cause the Fund to violate applicable privacy and other laws. The Fund’s service providers have established risk management systems that seek to reduce the risks associated with cyber security, and business continuity plans in the event there is a cyber security breach. However, there is no guarantee that such efforts will succeed, especially since the Fund does not directly control the cyber security systems of the issuers of securities in which the Fund invests or of the Fund’s third-party service providers (including the Fund’s transfer agent and custodian).

Investor Considerations

An investment in Shares may be suitable for you if:

•	You fully understand and are willing to accept the risks inherent in an investment in the Fund, including the risk of loss of your entire investment.

•	You desire to invest in a product with a return that depends upon the performance of the Underlying ETF’s share price over the Outcome Period.

•	You understand and accept the risks associated with the Underlying ETF.

•	You understand that the Fund’s investments do not pay dividends to the Fund and you are willing to forgo any dividends paid by the Underlying ETF.

•	You do not seek current income from your investment.

•	You understand and accept that your potential return is limited by the Participation Rate and you are willing to give up any appreciation of the Underlying ETF’s share price in excess of the Participation Rate.

•	You understand the Participation Rate is expected to change from one Outcome Period to the next.

•	You are willing to hold Shares for the entire Outcome Period. You understand that the outcomes sought by the Fund may only be realized when Shares are held for the entire Outcome Period. You also understand that (i) the Buffer is not guaranteed and may not be achieved and (ii) gains at the Participation Rate may not be achieved, even if Shares are held for the entire Outcome Period.

•	You can tolerate fluctuations in the value of the Shares prior to the end of the Outcome Period that may be similar to or exceed the fluctuations in the Underlying ETF’s share price.

•	You are willing to assume counterparty risk with the OCC.

•	You have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.

An investment in Shares may not be suitable for you if:

•	You do not fully understand and are not willing to accept the risks inherent in an investment in the Fund, including the risk of loss of your entire investment.

•	You do not desire to invest in a product with a return that depends upon the performance of the Underlying ETF’s share price over the Outcome Period.

•	You do not understand and accept the risks associated with the Underlying ETF.
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•	You do not understand that the Fund’s investments do not pay dividends to the Fund and you are not willing to forgo any dividends paid by the Underlying ETF.

•	You seek current income from your investment.

•	You do not understand and accept that your potential return is limited by the Participation Rate and you are not willing to give up any appreciation of the Underlying ETF’s share price in excess of the Participation Rate.

•	You do not understand the Participation Rate is expected to change from one Outcome Period to the next.

•

You are not willing to hold Shares for the entire Outcome Period. You do not understand that the outcomes sought by the Fund may only be realized when Shares are held for the entire Outcome Period. You also do not understand that (i) the Buffer is not guaranteed and may not be achieved and (ii) gains at the Participation Rate may not be achieved, even if Shares are held for the entire Outcome Period.

•	You cannot tolerate fluctuations in the value of the Shares prior to the end of the Outcome Period that may be similar to or exceed the fluctuations in the Underlying ETF’s share price.

•	You are not willing to assume counterparty risk with the OCC.

•	You have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the time of your purchase.

•	You seek an investment that participates in the full appreciation of the Underlying ETF, or you are unwilling to invest in Shares based on the Participation Rate for the current Outcome Period.

Management of the Fund

The Fund is a series of AIM ETF Products Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Allianz Investment Management LLC, 5701 Golden Hills Drive, Minneapolis, MN 55416, serves as the Fund’s investment adviser and in this capacity has responsibility for managing the Fund’s investment program in pursuit of its investment objective. The Adviser was established as an investment adviser by Allianz Life Insurance Company of North America in April 2001. The Adviser currently acts as Adviser of all of the series of the Trust. The Adviser’s other clients are the Allianz Variable Insurance Products Trust, the Allianz Variable Insurance Products Fund of Funds Trust and certain affiliates of the Adviser. As of December 31, 2024, the Adviser had aggregate assets under management of approximately $17.49 billion.

The Adviser is a subsidiary of Allianz SE, one of the world’s largest insurance and financial services companies. Allianz SE is headquartered in Munich, Germany and has operations in more than 70 countries. In North America, Allianz SE subsidiaries are engaged in the life insurance, property/casualty insurance, broker-dealer, banking, investment adviser, mutual fund and ETF businesses.

Portfolio Managers

The following persons serve as the Fund’s portfolio managers:

•	Thomas Paustian, CFA, is a Hedge Portfolio Manager and Senior Vice President at the Adviser. Mr. Paustian has served as Portfolio Manager for the Fund since its inception in June 2025. Mr. Paustian also serves as Hedge Portfolio Manager on other institutional strategies since 2014 and as a lead Portfolio Manager since 2016. Mr. Paustian joined Allianz Life Insurance Company of North America, parent of the Adviser, in April of 2009. Mr. Paustian has 16 years of experience in derivative markets and market risk management primarily focused on interest rate, credit, and equity derivatives; and
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•	Josiah Highmark is a Vice President at the Adviser. Mr. Highmark has served as Portfolio Manager for the Fund since its inception in June 2025. Mr. Highmark joined the Adviser in June of 2020. Previously, Mr. Highmark managed ETFs and indexed funds at Invesco Advisers, Inc. from 2014 to 2020, most recently as Manager, Portfolio Management Analyst.

For additional information concerning the Adviser, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

Management Fee

Pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”), the Fund has agreed to pay a unitary management fee to the Adviser in an amount equal to the annual rate of 0.64% of its average daily net assets. This unitary management fee is designed to pay the Fund’s ordinary operating expenses and to compensate the Adviser for the services it provides to the Fund. Under the Advisory Agreement, the Adviser pays all of the ordinary operating expenses of the Fund, excluding (i) the Fund’s investment advisory fee, (ii) acquired fund fees and expenses, (iii) payments under the Fund’s Rule 12b-1 plan (if any), (iv) brokerage expenses (including any costs incidental to transactions in portfolio securities or other instruments), (v) taxes, (vi) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vii) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto), and (viii) other non-routine or extraordinary expenses (including expenses arising from mergers, acquisitions or similar transactions involving any Fund).

A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be available on the Fund’s website and in the Fund’s Form N-CSR filed with the SEC for the fiscal period ending October 31, 2025.

Manager of Managers Structure. The Board has authorized the Fund to operate in a “manager of managers” structure whereby the Adviser can appoint and replace both affiliated and unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers on behalf of the Fund, each subject to Board approval but without obtaining prior shareholder approval (“Manager of Managers Structure”). The Fund will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring. The Manager of Managers Structure provides the Fund with greater flexibility and efficiency by preventing the Fund from incurring the expense and delays associated with obtaining shareholder approval of such sub-advisory agreements.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in SEC exemptive relief and no-action letter guidance issued by the SEC staff. Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee sub-advisers and recommend their hiring, termination and replacement. The Adviser will also, subject to the review and oversight of the Board: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with the Fund’s investment objective, policies and restrictions. Subject to review and oversight by the Board, the Adviser will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisers and monitor and evaluate the sub-advisers’ performance.

Exclusion of Adviser from Commodity Pool Operator Definition. With respect to the Fund, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC. The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described in the Fund’s SAI. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

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How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, an investor may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized Participants may acquire Shares directly from the Fund, and Authorized Participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes. Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

Shares may be purchased and redeemed directly from the Fund only in Creation Units by Authorized Participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases or redemptions of Shares. Cash purchases or redemptions of Creation Units, however, can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. However, direct trading by Authorized Participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

At the time you purchase your Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you

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of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Taxes

The Fund has elected and will continue to qualify as a “regulated investment company” under the Code. If the Fund qualifies as a regulated investment company and distributes its income as required under the Code, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	Your Fund makes distributions,

•	You sell your Shares listed on the Exchange, and

•	You purchase or redeem Creation Units.

To maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. The Fund intends to treat any income that it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, the Fund could lose its own status as a RIC.

Fund Distributions

The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, return of capital, capital gains, or some combination of the three. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. A portion of the income dividends reported by the Fund may be qualified dividend income eligible for taxation by individuals at long-term capital gain rates.

Sale of Fund Shares

A sale of Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Tax Treatment of Fund Shareholders

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Fund distributions and gains from the sale of your Shares generally are subject to state and local taxes.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding

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such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected).

Information about a shareholder in the Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

Withholding

By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. Withholding is also imposed if the Internal Revenue Service (“IRS”) requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

Treatment of the Options

The Fund’s investments in offsetting positions with respect to the Underlying ETF may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders as ordinary income may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

The FLEX Options included in the Fund’s portfolio are exchange-traded options. The tax treatment of certain derivatives contracts including listed non-equity options written or purchased by the Fund on U.S. exchanges (such as options on futures contracts, broad-based equity indices and debt securities) may be governed by Section 1256 of the Code (“Section 1256 Contracts”). Section 1256 Contracts are treated as if they were sold (i.e., “marked to market”) at the end of each year. Gain or loss is recognized on this deemed sale. Such treatment could cause the Fund to have taxable income without receiving cash. In order to maintain its RIC qualification, the Fund must distribute at least 90% of its income annually. If FLEX Options held by the Fund are subject to Section 1256 of the Code and the Fund is unable to distribute marked-to-market gains to its shareholders, the Fund may lose its RIC qualification and be taxed as a regular corporation. On the other hand, positions that are subject to the Section 1256 mark-to-market rules statutorily produce gain or loss that is 60% long-term capital gain and 40% short-term capital gain. In addition, offsetting positions that are both subject to Section 1256 are not subject to the straddle rules discussed above. Thus, positions subject to Section 1256 may force the Fund to make increased distributions, but also increase the amount of long-term capital gain recognized as compared to positions subject to the straddle rules. The Fund believes that the FLEX Options typically held in its portfolio (i.e., FLEX Options that reference the SPDR® S&P 500® ETF Trust) will not be subject to Section 1256, which means that the positions will not be marked to market, but the positions will be subject to the straddle rules.

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Taxes and Purchases and Redemptions of Creation Units

To the extent the Fund issues and redeems Creation Units solely or partially for cash, an Authorized Participant generally will recognize neither gain nor loss on the issuance of Creation Units, but may recognize gain or loss on the redemption of Creation Units equal to the difference between the Authorized Participant’s basis in the Creation Units and the cash received by the Authorized Participant as part of the redemption. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

Because the Fund may redeem Creation Units solely or partially in cash, it may recognize more capital gains than it would have if it redeemed Creation Units solely in-kind.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Taxes” in the SAI for more information.

Distribution

Distributor

Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Distribution and Service (12b-1) Fees

The Board has adopted a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.25% per year, to those who sell and distribute Shares and provide other services to shareholders. However, the Board has determined not to authorize payment of a Rule 12b-1 plan fee at this time.

Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Net Asset Value

The Fund’s NAV is determined as of the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the NAV per Share.

The Fund’s investments are valued daily at market or, in the absence of market value with respect to any investments, at fair value. Market value prices generally represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. The Board has designated the Adviser as the valuation designee for the Fund under Rule 2a-5 under the 1940 Act. As the valuation designee, the Adviser fair values the Fund’s portfolio securities and other assets for which market quotations are not readily available or reliable in accordance with valuation procedures approved by the Board. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive for the security upon its current sale. Valuing the Fund’s assets using fair value pricing can result in using prices for those assets that may differ from current market valuations and the Fund’s NAV will be subject to the judgment of the Adviser. The Adviser’s fair valuation process is subject to the oversight of the Board.

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FLEX Options listed on an exchange (e.g., Cboe) generally are valued using a model-based price provided by the exchange at the official close of that exchange’s trading day. The close of trading for some options exchanges may occur later than the closing of the NYSE. However, on days when a trade in the FLEX Options held by the Fund occurs, the same-day market trade price will be used to value such FLEX Options in lieu of the model-based price. If there is no same-day market trade price for the FLEX Options and/or the exchange is unable to provide a model price, or if such prices are deemed by the Adviser, in its judgment, to be unreliable, the value of the FLEX Options may be priced at fair value as determined in accordance with valuation procedures approved by the Board and the requirements of the 1940 Act.

Options (other than FLEX Options) generally are valued at the last sale price on the principal exchange on which the option is traded as of the close of the NYSE, If market quotations are not available or reliable, the value of an option may be priced at fair value as determined in accordance with valuation procedures approved by the Board and the requirements of the 1940 Act.

Fund Service Providers

Brown Brothers Harriman & Co. (“BBH”) is the administrator, transfer agent and custodian for the Trust.

Stradley Ronon Stevens and Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as legal counsel to the Trust.

Cohen & Company, Ltd, 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Trust’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

The market prices of the Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on the Exchange. It cannot be predicted whether the Shares will trade below, at or above their NAV.

Information regarding how often the Shares traded on the Exchange at a price above (at a premium) or below (at a discount) the NAV of the Fund for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), when available, can be found at www.AllianzIMetfs.com.

Investments by Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in certain SEC exemptive rules, including, as applicable, that such investment companies enter into an agreement with the Trust on behalf of the Fund prior to exceeding the limits imposed by Section 12(d)(1).

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC (the Underlying ETF’s sponsor) (“PDR”), Standard & Poor’s® or their affiliates. SPDR® S&P 500® ETF Trust, PDR, Standard & Poor’s® or their affiliates have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. SPDR® S&P 500® ETF Trust, PDR, Standard & Poor’s® or their affiliates make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Underlying ETF. SPDR® S&P 500® ETF Trust, PDR, Standard & Poor’s® or their affiliates have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

This document relates only to the Shares offered hereby and does not relate to the underlying stocks or other securities of the SPDR® S&P 500® ETF Trust. The Fund has derived all disclosures contained in this document regarding the SPDR® S&P 500® ETF Trust from publicly available documents. In connection with the offering of Shares, neither the Fund, the Trust nor the Adviser has participated in the preparation of such documents relating to the SPDR® S&P 500® ETF Trust or made any due diligence inquiry with respect to the SPDR® S&P 500® ETF Trust. Neither the Fund, the Trust nor the Adviser makes any

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representation that such publicly available documents or any other publicly available information regarding the SPDR® S&P 500® ETF Trust is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the SPDR® S&P 500® ETF Trust have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the SPDR® S&P 500® ETF Trust could affect the value of the SPDR® S&P 500® ETF Trust (and therefore the value of the FLEX Options) and the ability of the Fund to achieve the outcomes sought for the Outcome Period. Neither the Fund, the Trust, the Adviser nor any of their affiliates makes any representation to you as to the performance of the SPDR® S&P 500® ETF Trust.

THE FUND, THE TRUST AND THE ADVISER ARE NOT AFFILIATED WITH SPDR® S&P 500® ETF TRUST, PDR, STANDARD & POOR’S® OR THEIR AFFILIATES.

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Financial Highlights

The Fund is new and has no performance history as of the date of this prospectus. Financial information therefore is not available.

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AllianzIM U.S. EQuity Buffer100 Protection ETF

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments will be available in the annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. Once available, in the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports, financial statements and certain other information are available free of charge by calling the Fund at 877-429-3837 (877-4AZ-ETFS), on the Fund’s website at www.AllianzIMetfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov and copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the following email address: publicinfo@sec.gov.

Allianz Investment Management LLC 5701 Golden Hills Drive, Minneapolis, MN 55416 877-429-3837 (877-4AZ-ETFS) www.AllianzIMetfs.com

1940 Act File #: 811-23504

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AIM ETF PRODUCTS TRUST

AllianzIM U.S. Equity Buffer15 ETF (Ticker: QBSF)

AllianzIM U.S. Equity Buffer100 Protection ETF (Ticker: AIOO)

Statement of Additional Information

June 10, 2025

5701 Golden Hills Drive

Minneapolis, MN 55416

www.AllianzIMetfs.com

This Statement of Additional Information (“SAI”) describes shares of the AllianzIM U.S. Equity Buffer15 ETF and AllianzIM U.S. Equity Buffer100 Protection ETF (each, a “Fund” and together, the “Funds”), each a series of AIM ETF Products Trust (the “Trust”). The Funds’ investment adviser is Allianz Investment Management LLC (“AIM”, “Allianz”, “AllianzIM” or the “Adviser”). The Fund’s distributor is Foreside Fund Services, LLC (the “Distributor”).

This SAI supplements the information contained in each Fund’s Prospectus, dated June 10, 2025, as it may be amended from time to time. This SAI should be read in conjunction with a Fund’s Prospectus. This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectuses. When available, a copy of the most recent annual report, semi-annual report, financial statements or the Prospectus for a Fund may be obtained, without charge, at www.AllianzIMetfs.com, by writing AllianzIM at the address listed above or by calling 877-429-3837 (877-4AZ-ETFS).

GENERAL INFORMATION

The Trust is a Delaware statutory trust organized on December 17, 2019. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of fifty-four separate series, representing separate portfolios of investments, two of which are described in this SAI. Each Fund is a non-diversified series of the Trust.

Each Fund offers, issues and redeems shares (“Shares”) at net asset value (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit” or a “Creation Unit Aggregation”). Creation Units typically are a specified number of Shares, generally 25,000 or multiples thereof. In the event of liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit. In its discretion, the Adviser reserves the right to increase or decrease the number of a Fund’s Shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of the Fund, and to make a corresponding change in the number of Shares constituting a Creation Unit. Each Fund may issue and sell Creation Units of its Shares to Authorized Participants (as defined herein) in exchange for a designated basket of portfolio investments (including cash in lieu of any portion of such investments), together with the deposit of a specified cash payment and applicable fees as described below. Shares of the Funds are listed and trade on Cboe BZX (the “Exchange”), a national securities exchange. Shares of the Funds are traded in the secondary market and elsewhere at market prices that may be at, above or below a Fund’s NAV. Shares are redeemable only in Creation Units by Authorized Participants in exchange for a designated basket of portfolio investments (including cash in lieu of any portion of such investments) together with a specified amount of cash and applicable fees as described below.

The Trust reserves the right to permit or require that creations and redemptions of Shares be effected entirely in cash, in-kind or a combination thereof. Fees imposed by a Fund in connection with creations and redemptions of Shares (“Transaction Fees”) and other costs associated with creations or redemptions that include cash may be higher than Transaction Fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of Shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities. See the Creation and Redemption of Creation Unit Aggregations section of this SAI.

Each Fund is a separate series of the Trust, and each Share of a Fund represents an equal proportionate interest in the Fund. All consideration received by the Trust for a Fund’s Shares and all assets of a Fund belong solely to that Fund and would be subject to liabilities related thereto.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Funds will continue to be met. The Exchange will consider the suspension of trading in, and will commence delisting proceedings of, the Shares of a Fund under any of the following circumstances: (i) if the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (ii) if the Fund no longer complies with the requirements set forth in the relevant listing standards of the Exchange; (iii) if following the initial 12-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels. Negotiated commission rates only apply to investors who will buy and sell Shares of a Fund in secondary market transactions through brokers on the Exchange and does not apply to investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by a Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “1933 Act”), may occur. Broker-dealers and other persons are cautioned that some

1

activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Transfer Agent, breaks them down into constituent Shares and sells such Shares directly to customers or if it chooses to couple the creation of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to Shares of a Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Exchange generally is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

INVESTMENT RESTRICTIONS AND POLICIES

Investment Objective

There can be no assurance that a Fund will achieve its objective. Each Fund’s investment objective and policies, and its associated risks, are discussed below and in the Fund’s Prospectus, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. Additional information about the Funds and their policies is provided below.

Fundamental Investment Restrictions

The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund. All other investment policies or practices of the Funds are considered by the Trust to be non-fundamental and, accordingly, may be changed without shareholder approval. For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of the vote of: (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Fund.

Each Fund shall not:

(1)	Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(2)	Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

(3)	Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder which may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

(4)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of
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issuers that invest, deal or otherwise engage in transactions in real estate or interests therein and (ii) making, purchasing or selling real estate mortgage loans.

(5)	Purchase or sell commodities except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(6)	Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

(7)	Invest 25% or more of the Fund’s net assets in securities of issuers in any one industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

Notations Regarding the Funds’ Fundamental Investment Restrictions

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (A Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act and applicable rules, regulations and interpretations thereunder. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

Unless otherwise indicated, all limitations under a Fund’s fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of a Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

Names Rule Policies

Each Fund is subject to an 80% investment policy as shown below, which is considered non-fundamental and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval. Shareholders will be given at least 60 days’ advance notice of any change to a Fund’s 80% policy. Net assets for purposes of an 80% policy include the amount of any borrowings for investment purposes.

Under normal market conditions, the Fund invests at least 80% of its net assets in instruments with economic characteristics similar to U.S. equity securities.

Portfolio Turnover

Each Fund may have a portfolio turnover rate in excess of 100%. Portfolio trading will be undertaken principally to accomplish a Fund’s investment objective. Each Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986 (the “Code”) and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective. Therefore, a Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover.

The portfolio turnover rate tells you the amount of trading activity in a Fund’s portfolio. A turnover rate of 100% would occur, for example, if all of a Fund’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded. The turnover rate also may be affected by cash requirements from purchases and redemptions of Shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

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INVESTMENT STRATEGIES AND RISKS

The following information relates to and supplements the description of the Funds’ investment strategies and risks that are contained in the Prospectus and includes descriptions of permitted investments and investment practices as well as associated risk factors.

Types of Investments

FLexible EXchange® Options. Under normal market conditions, each Fund will invest substantially all of its assets in FLexible EXchange Options (“FLEX Options”) on an underlying exchange-traded fund (“ETF”) that seeks to track an underlying index. Each Fund also may invest in FLEX Options on an underlying index, if the portfolio managers believe that it is in the best interests of the Fund.

Each Fund’s portfolio includes several types of FLEX Options, including both purchased and written put and call options (as further described below). The FLEX Options are all European style options, which means that they are exercisable at a predetermined specified price (the “strike price”) only on the FLEX Option’s expiration date. FLEX Options are customized option contracts available through national securities exchanges that are guaranteed for settlement by the Options Clearing Corporation (“OCC”), a market clearinghouse. FLEX Options provide investors with the ability to customize terms of an option, including exercise prices, exercise styles (European style options versus American style options, which are exercisable any time prior to the expiration date) and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of the over-the-counter option positions.

Each FLEX Option contract entitles the holder thereof (i.e., the purchaser of the FLEX Option) the option to purchase (for the call options) or sell (for the put options) the reference asset (or the cash value thereof) as of the close of the market on the FLEX Option expiration date at the strike price. Each Fund generally intends to structure the FLEX Options so that any amount owed by the Fund on the written FLEX Options will be covered by payouts at expiration from the purchased FLEX Options. Each Fund receives premiums in exchange for the written FLEX Options and pays premiums in exchange for the purchased FLEX Options. The OCC and securities exchange that the FLEX Options are listed on do not charge ongoing fees to writers or purchasers of the FLEX Options during their life for continuing to hold the option contracts.

The OCC guarantees performance by each of the counterparties to FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” reducing counterparty risk for clearing members and options traders. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and subject to the risk that the OCC may fail to perform the settlement of the FLEX Options due to bankruptcy or other adverse reasons. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts.

Subject to determination by the Securities Committee of the OCC, adjustments may be made to the FLEX Options for certain events (collectively, “Corporate Actions”) specified in the OCC’s by-laws and rules: certain stock dividends or distributions, stock splits, reverse stock splits, rights offerings, distributions, reorganizations, recapitalizations, or reclassifications with respect to an underlying security, or a merger, consolidation, dissolution or liquidation of the issuer of the underlying security. According to the OCC’s by-laws, the nature and extent of any such adjustment is to be determined by the OCC’s Securities Committee, in light of the circumstances known to it at the time such determination is made, based on its judgment as to what is appropriate for the protection of investors and the public interest, taking into account such factors as fairness to holders and writers (or purchasers and sellers) of the affected options, the maintenance of a fair and orderly market in the affected options, consistency of interpretation and practice, efficiency of exercise settlement procedures, and the coordination with other clearing agencies of the clearance and settlement of transactions in the underlying interest.

Certain Considerations Regarding Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for a Fund.

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Options on ETFs and Indices. The FLEX Options in which each Fund invests will be options on an underlying ETF or index (each, a “reference asset”) specified in the Fund’s Prospectus. The Funds may also invest in other types of options that seek to track the reference asset or that the Adviser believes will provide similar investment exposure or returns as the reference asset. The value of a Fund’s FLEX Options will fluctuate with changes in the value of the reference asset, and the value of the reference asset (the share price, in the case of an ETF, or the cash value of the level of an index) in turn will fluctuate with changes in the market values of the securities held by or included in the reference asset. Options give the holder the right to receive a specified number of shares of a security or an amount of cash upon exercise of the option. Receipt of shares or a cash amount will depend upon the closing price or level, as applicable, of the reference asset upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Each of the options exchanges can establish limitations governing the maximum number of call or put options on the same reference asset that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under such limitations, option positions of all investment companies advised by AIM may be combined for purposes of these limits, and an exchange may order the liquidation of positions or may impose other sanctions or restrictions. Currently, the relevant national securities exchanges have no position limits for the instruments in which the Funds expect to invest.

Puts and calls on an ETF entitle the purchaser of the option the right to purchase (for a call option) or sell (for a put option) shares of the ETF at the strike price (or in the case of the FLEX Options in which the Funds invest, to receive (for a put option) or pay (for a call option) a cash settlement amount upon exercise, which correlates to the gain or loss of the ETF’s share price over the duration of the option contract). When writing a call on an ETF, the seller receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from the seller the delivery of a specified number of shares of the ETF in exchange for the strike price (or for FLEX Options in which the Funds invest, the cash settlement amount). When buying a call on an ETF, the purchaser pays a premium and has the same rights to such call as indicated above. When buying a put on an ETF, the purchaser pays a premium and has the right to require the seller of the put, upon the purchaser’s exercise of the put, to deliver the specified number of shares of the ETF in exchange for the strike price (or for FLEX Options in which the Funds invest, the cash settlement amount). When writing a put on an ETF, the seller receives a premium and the purchaser of the put has the right to require the seller to deliver the specified number of shares of the ETF in exchange for the strike price (or for FLEX Options in which the Funds invest, the cash settlement amount).

Puts and calls on indices are similar to puts and calls on securities (such as ETF shares), except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When writing a call on an index, the seller receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the seller an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When buying a call on an index, the purchaser pays a premium and has the same rights to such call as are indicated above. When buying a put on an index, the purchaser pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the purchaser’s exercise of the put, to deliver to the seller an amount of cash if the closing level of index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When writing a put on an index, the seller receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the seller to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

The value of an option, in general, will reflect, among other things, the current market value or current level of the reference asset, the time remaining until expiration (end of the Outcome Period), the relationship of the exercise price to the market price or level of the reference asset and general market conditions. Options that expire unexercised have no value.

Cash Equivalents and Temporary Investments. Normally, each Fund invests substantially all of its assets to meet its investment objective. Each Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, including money market funds, or each may hold cash. The percentage of a Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, a Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, a Fund may not be able to achieve its investment objective. Each Fund may adopt a temporary defensive strategy when the portfolio managers believe the investments in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances.

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Other Investment Companies. Each Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto. With respect to unaffiliated funds in which the Funds may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Each Fund will limit its investments in unaffiliated funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act, including Rule 12d1-4 discussed below, permits a Fund’s investments to exceed such limits in unaffiliated underlying funds. To the extent that a Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees. The Fund may also invest its cash balances in money market funds to the extent permitted by its investment policies and in accordance with rules and exemptions granted under the 1940 Act. Additionally, to the extent a Fund has knowledge that its shares are purchased by another investment company in reliance on the provisions of paragraph (G) of Section 12(d)(1) of the 1940 Act, the Fund will not acquire shares of other affiliated or unaffiliated open-end funds or unit investment trusts in reliance on paragraph (F) or (G) of Section 12(d)(1) of the 1940 Act.

Rule 12d1-4 under the 1940 Act allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 without obtaining an exemptive order from the SEC, subject to certain terms and conditions. Among other conditions, the rule generally requires that, prior to acquiring the securities of another fund in reliance on the rule, the acquiring fund must enter into a fund of funds investment agreement with the acquired fund.

Rule 12d1-4 also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent a Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds.

In addition to Rule 12d1-4, the 1940 Act and related rules provide other exemptions from these restrictions. For example, these limitations do not apply to investments by a Fund in investment companies that are money market funds, including money market funds that have the Adviser or an affiliate of the Adviser as an investment adviser.

Exchange-Traded Funds. The Funds may invest in ETFs. ETFs are regulated as registered investment companies under the 1940 Act. The ETFs in which the Fund may invest acquire and hold securities of all of the companies or other issuers, or a representative sampling of companies or other issuers that are components of a particular index. Such ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.

ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. The shares of an ETF may also be assembled in a block (generally 25,000 shares or multiples thereof) known as a Creation Unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a Creation Unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.

ETF shares, as opposed to Creation Units, are generally purchased and sold in a secondary market on a securities exchange. ETF shares can be traded in lots of any size, at any time during the trading day. Although the Funds, like most other investors in ETFs, intend to purchase and sell ETF shares primarily in the secondary trading market, the Funds may redeem Creation Units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase Creation Units, if the Adviser believes it is in a Fund’s best interest to do so.

An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has similar risks as investing in other publicly traded shares. In addition, because of the ability of Authorized Participants to arbitrage price differences by purchasing or redeeming Creation Units, the difference between the market value and the NAV of ETF shares is expected in most cases to be small under normal market conditions. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

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Futures Contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument (or delivery of a cash settlement price, in the case of index futures), at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow a Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

Each Fund may invest in index futures contracts and futures contracts on ETFs that seek to track an underlying index or similar indexes, as described in the Fund’s Prospectus. An index futures contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading on the date specified in the contract and the price agreed upon in the futures contract; no physical delivery of securities comprising the index is made. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, index futures contracts require cash settlement.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts.

When a Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM.

Thereafter, a “variation margin” amount may be required to be paid by a Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Adviser and custodian on a daily basis. When the futures contract is closed out, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Exclusion of Adviser from Commodity Pool Operator Definition. With respect to the Funds, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Funds, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC. The terms of the CPO exclusion require the Funds, among other things, to adhere to certain limits on their investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described below. Because the Adviser and the Funds intend to comply with the terms of the CPO exclusion, the Funds may, in the future, need to adjust their investment strategies, consistent with their investment objectives, to limit their investments in these types of instruments. The Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Funds, their investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the Adviser relies requires the Funds to meet one of the following tests for their commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish a Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the

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Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Funds may not be marketed as commodity pools or otherwise as vehicles for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Adviser would withdraw its notice claiming an exclusion from the definition of a CPO, and the Adviser would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Funds, the Funds may incur additional compliance and other expenses.

Developing Government Regulation of Derivatives. The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. The SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective. The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect a Fund’s ability to enter into derivative transactions. New requirements, even if not directly applicable to a Fund, may increase the cost of the Fund’s investments and cost of doing business.

Illiquid and Restricted Investments. Generally, an “illiquid security” or “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the 1940 Act.

The sale of illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of investments eligible for trading on national securities exchanges or in the over-the-counter (OTC) markets.

The risk to a Fund in holding illiquid investments is that they may be more difficult to sell if the Fund wants to dispose of the investment in response to adverse developments or in order to raise money for redemptions or other investment opportunities. Illiquid trading conditions may also make it more difficult for a Fund to realize an investment’s fair value.

A Fund may also be unable to achieve its investment objective due to overall limitations on its ability to invest in illiquid investments and the difficulty in purchasing such investments.

No Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Because illiquid investments may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the net asset value of a Fund to decline.

Borrowing and Leverage. Each Fund may borrow money to the extent permitted by the 1940 Act. If a Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, a Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. A Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.

Types of Risks

The following risk disclosure supplements the discussion of each Fund’s investment risks that appears in its Prospectus.

An investment in a Fund should be made with an understanding of the risks that an investment in the Shares entails, including

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the risk that the general condition of the securities market may worsen and the value of the equity securities and therefore the value of the Fund may decline. The Funds may not be appropriate investments for those who are unable or unwilling to assume the risks involved generally with such an investment.

Derivatives Risk. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, when a Fund invests in certain derivative securities, including, but not limited to, options and futures contracts, the Fund is effectively leveraging its investments, which could result in exaggerated changes in the NAV of the Shares and can result in losses that exceed the amount originally invested. The success of the Adviser’s derivatives strategies will depend on its ability to assess the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Derivatives are also subject to liquidity risk. Liquidity risk exists when a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price.

Market Disruption Risks Related to Armed Conflict. As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or in a geographic region, for example the current conflicts between Russia and Ukraine in Europe and Hamas and Israel in the Middle East, has the potential to adversely impact the Funds’ investments. Such conflicts, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts, resulting sanctions, related events and other implications cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in a Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic regions.

Cyber Security Risk. As the use of technology has become more prevalent, a Fund may be more susceptible to operational risks through breaches in cyber security. A cyber security incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Fund or a service provider to suffer data corruption or lose operational functionality. A cyber security incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial impact on a Fund. For example, if a cyber security incident results in a denial of service, Fund shareholders could lose access to their electronic accounts for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for a Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Share purchases and redemptions. Cyber security incidents could cause a Fund, the Adviser, Distributor or other service providers to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude. They may also cause a Fund to violate applicable privacy and other laws. The Funds’ service providers have established risk management systems that seek to reduce the risks associated with cyber security, and business continuity plans in the event there is a cybersecurity breach. However, there is no guarantee that such efforts will succeed, especially since the Funds do not directly control the cyber security systems of the issuers of securities in which the Funds invest or of the Funds’ third-party service providers (including the Funds’ transfer agent and custodian).

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Pursuant to Rule 6c-11 under the 1940 Act, each Fund is required to disclose on its website each Business Day before the opening of regular trading on the Fund’s primary listing exchange the portfolio holdings that will form the basis for the Fund’s next calculation of NAV per share. Consistent with current law, each Fund also releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag. The Funds will provide such information to shareholders as required by federal securities laws and regulations thereunder. A Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed below, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly available website or other means that make the information available to all likely interested parties contemporaneously.

Each Business Day, Fund portfolio holdings information will be provided to the Custodian for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other

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fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading Shares of a Fund in the secondary market. Daily access to information concerning a Fund’s portfolio holdings also is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants and (ii) to other personnel of the Adviser, Administrator and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and/or the terms of the Fund’s current registration statement. Portfolio holdings information may not be provided prior to its public availability except where appropriate confidentiality arrangements limiting the use of such information are in effect.

From time to time, information concerning Fund portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Funds, including, among others, rating or ranking organizations and other data providers, including pricing services, in the ordinary course of business Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Funds in the ordinary course of business after it has been disseminated to the NSCC.

MANAGEMENT OF THE TRUST

Trustees and Officers

Overall responsibility for management of the Trust rests with its Board. In addition to serving on the Board of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Trust and the Allianz Variable Insurance Products Fund of Funds Trust (together, the “VIP Trusts”). The Trust and the VIP Trusts together are referred to herein as the “AIM Fund Complex.” The Trustees elect the officers of the Trust to supervise its day-to-day operations. Subject to the provisions of the Declaration of Trust, the Board manages the business of the Trust and the Trustees have all powers necessary or convenient to carry out this responsibility including the power to engage in transactions of all kinds on behalf of the Trust. The Board is responsible for oversight of the officers and may elect and remove, with or without cause, such officers as they consider appropriate.

The Chair of the Board is Brian Muench who is an “interested person” of the Trust, as defined under the 1940 Act, by virtue of his employment with the Adviser. The Trust has a Lead Independent (non-“interested”) Trustee, who is Peggy Ettestad. The Lead Independent Trustee was established to enable the independent members of the Board to have a single point of contact with Fund management and the Adviser, to coordinate the independent trustees’ control and influence over fund governance. The Lead Independent Trustee is a member of the Board, who plays an active role in setting agendas, facilitating discussions, and serving as an interface between the Board and Fund management. The Lead Independent Trustee’s responsibilities include (i) serving as leader of the independent trustees (keeping members focused on the objectives at hand, helping to shape meeting agendas, leading discussions, serving as spokesperson for the independent trustees, overseeing the quality, quantity, and timeliness of information received from Fund management, and seeking to improve the governance process); (ii) communicating regularly with other members of the Board and with the Chair; and (iii) overseeing evaluations of the members of the Board. The independent trustees believe that they have adequate control and influence over the governance of the Board and the Trust.

The Board presently is composed of six members, five of whom are independent. As described further below, each of the independent trustees is sophisticated and experienced in business matters. Each has prior senior management or board experience. Many of the independent trustees have significant prior experience in the financial services industry. Two of the independent trustees have served on the Board of the VIP Trusts for at least fifteen years.

As reflected below, the chairs and membership of the Audit and Operational Risk Oversight, Investment and Nominating and Corporate Governance Committees are composed entirely of independent trustees. Through these committees, the independent trustees have direct oversight of accounting, auditing and financial matters affecting the Trust, the evaluation and supervision of the Adviser and the selection and nomination of candidates to the Board.

The independent trustees, through the Lead Independent Trustee, regularly communicate with Brian Muench, President and Chair of the Trust, regarding matters of interest or concern to them, and the independent trustees, through the Lead Independent Trustee, participate in developing agenda items for Board meetings. Under normal circumstances, the Board meets at least four

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times each year and also at such other times as the Board deems appropriate. At each meeting, the Board may hold one or more executive sessions at which the independent trustees are free to discuss any matter of interest or concern to them and obtain information directly from officers, employees and other agents of the Trust; the independent trustees are joined and assisted in such executive sessions by independent legal counsel to the independent trustees.

The Board is actively involved in the risk oversight of the Trust. The Board, as a whole and through its Audit and Operational Risk Oversight and Investment Committees, supervises the Trust’s accounting and audit functions, as well as other financial matters affecting the Trust, and evaluates and supervises the Adviser, including overseeing the Adviser’s management of the Trust’s operational risks and the effectiveness of processes for monitoring and mitigating such risks. The Board regularly receives detailed reports from, and has opportunity to question representatives of, the Trust’s Chief Compliance Officer, the Trust’s independent audit firm, and the Trust’s administrator. The Chief Compliance Officer’s reports include a quarterly risk assessment outlining all identified compliance risks, all identified exceptions and their resolution. The Board has established certain standing committees to assist in the oversight of the Trust.

The Audit and Operational Risk Oversight Committee is made up of Ms. Ettestad, Ms. Fagely, Mr. Forde, Mr. Gee and Ms. Leonardi. Ms. Fagely serves as chair of the Audit and Operational Risk Oversight Committee. The functions of the Audit and Operational Risk Oversight Committee include advising the full Board with respect to accounting, auditing and financial matters affecting the Trust, and overseeing the Adviser’s management of the Trust’s operational risks and the effectiveness of processes for monitoring and mitigating such risks. The Audit and Operational Risk Oversight Committee met two times during the last fiscal year.

The Investment Committee is made up of Ms. Ettestad, Ms. Fagely, Mr. Forde, Mr. Gee and Ms. Leonardi. Messrs. Gee and Forde serve as co-chairs of the Investment Committee. The functions of the Investment Committee include evaluating and supervising the Adviser and the various investment portfolios of the Trust. The Investment Committee met four times during the last fiscal year.

The Nominating and Corporate Governance Committee is made up of Ms. Ettestad, Ms. Fagely, Mr. Forde, Mr. Gee and Ms. Leonardi. Ms. Leonardi serves as chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee advises the Board of Trustees with respect to the selection and nomination of candidates for election to the Board of Trustees. The Nominating and Corporate Governance Committee does not consider nominees recommended by shareholders of the Trust. Additionally, with respect to the Board’s responsibilities under Rule 38a-1 regarding the Chief Compliance Officer (“CCO”) of the Trust, the chair of the Nominating and Corporate Governance Committee consults with the CCO on several issues, including but not limited to (i) the annual assessment of the adequacy of compliance policies and procedures and any proposed revisions or additions to such policies and procedures and (ii) material compliance matters (as defined in Rule 38a-1), if any, that the CCO should report to the Board before their next regular meeting. The Nominating and Corporate Governance Committee met once during the last fiscal year.

There are currently six Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, years of birth, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Name, Address, and Birth Year	Positions Held with the Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years
INDEPENDENT TRUSTEES(1)
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since February 2020	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	73	None
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since February 2020	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	73	Diamond Hill Funds (11 funds); Diamond Hill Securitized Credit Fund

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Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since February 2020	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	73	Connecticut Water Service, Inc.
Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since February 2020	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	73	TCW ETF Trust (3 funds); Esoterica Thematic Trust (2019 to 2020)
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since February 2020	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	73	None
INTERESTED TRUSTEE(3)
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee and President	Since December 2019	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life Insurance Company of North America, 2011 to present	73	None

(1)	Member of the Audit and Operational Risk Oversight Committee.
(2)	Indefinite.
(3)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz.

The following briefly describes specific experiences, qualifications, attributes or skills each trustee brings to his or her service on the Board:

Ms. Ettestad – Brings to the Board over 25 years of senior management experience, including over ten years of experience in senior management positions specifically at mutual fund, annuities, insurance, and other financial service firms. Her consulting experience includes work in interim “C suite” positions and Finance and I/T organizational redesign. Ms. Ettestad’s subject matter expertise includes creation and analysis of financial systems and design and implementation of compliance and control processes, both directly applicable to the Board’s supervision of the Trust’s finance, operations, and compliance functions.

Ms. Fagely – Brings to the Board of Trustees extensive experience with mutual fund management and governance. She has over 20 years of senior management experience with various mutual fund and financial services firms, as well as prior experience serving as a member of the board of trustees, audit committee chair, and lead independent trustee for the Diamond Hill Funds, another fund complex. This experience is directly applicable to the Board’s supervision of the Trust’s finance, operational and audit functions.

Mr. Forde – Brings to the Board of Trustees over 30 years of experience in the investment department of CIGNA (and its predecessors), including eight years as Chief Investment Officer and many prior years as senior managing director. Mr. Forde also has board experience with Connecticut Water Service, Inc. Mr. Forde therefore brings to the Board considerable experience with the securities industry, considerable knowledge of investments, and experience in board governance matters.

Mr. Gee – Brings to the Board extensive experience with ETF management and governance. He has 15 years of senior management experience with BlackRock, Inc., as Managing Director and as Treasurer and Chief Financial Officer for the U.S. iShares ETFs. This experience is directly applicable to the Board’s supervision of the Trust’s finance, operational and audit functions.

Ms. Leonardi – Brings to the Board of Trustees more than 30 years of senior management experience, including approximately 20 years of experience as senior vice president, managing director or general partner of two private equity fund-of-funds managers and experience launching a new insurance subsidiary of Phoenix Home Life Mutual Insurance Co. Ms. Leonardi has substantial prior board experience, including service on the boards of the University of Connecticut Health Center (14 years), the University of Connecticut (10 years) and the Connecticut Children’s Medical Center (3 years). Ms. Leonardi therefore brings considerable knowledge of the securities and insurance industries in which the Trust functions and in Board governance matters.

Mr. Muench – As President, is responsible for the day-to-day functions of the investment advisor, including management of the investment research process and the investment analytical group. Mr. Muench brings to the Board of Trustees not only his expertise in investment management, but also his day-to-day working knowledge of the strategic direction of the Trust and the performance of the various funds of the Trust.

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The officers of the Trust not named above are:

OFFICERS

Name, Address, and Birth Year	Positions Held with the Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Amanda Farren (1978) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary and Chief Legal Officer	Since February 2024	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life, January 2024 to present; Senior Vice President and Director, The Bank of New York Mellon, 2023; Vice President and Director, The Bank of New York Mellon, 2015 to 2023
Monique Labbe (1973) Three Canal Plaza Suite 100 Portland, ME 04101	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since February 2020	Treasurer, Principal Accounting Officer and Principal Financial Officer of the VIP Trusts, 2024 to present; Fund Principal Officer, ACA Group, 2014 to present(1)
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(3) and Anti-Money Laundering Compliance Officer	Since February 2020	Chief Compliance Officer of the VIP Trusts, 2014 to present
Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since February 2020	Assistant Vice President, Allianz Investment Management LLC, 2013 to present
Thomas Paustian (1979) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since February 2020	Hedge Portfolio Manager and Senior Vice President, Allianz Investment Management LLC, June 2020 to present; previously, Hedge Portfolio Manager and Vice President, 2014 to 2020
Blair Johnston (1978) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since February 2020	Senior Vice President, Allianz Investment Management LLC, 2016 to present
Laura Quade (1969) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since August 2023	Vice President, Allianz Investment Management LLC, May 2023 to present; previously, Director, Wealth Enhancement Group, 2019 to 2022; Vice President, Head of Operations, Hartford Funds, 2014 to 2019

(1)	Ms. Labbe serves as an officer to other unaffiliated mutual funds or closed-end funds for which the Distributor (or its affiliates) acts as distributor (or provider of other services).
(2)	Indefinite.
(3)	The Adviser and the Trust are parties to a Compliance Services Agreement under which the Adviser provides an employee of the Adviser or one of its affiliates to act as the Trust’s Chief Compliance Officer.

Share Ownership

The following table provides the dollar range of equity securities beneficially owned by the Board members on December 31, 2024.

Trustee	Aggregate Dollar Range of Equity Securities of the Funds	Aggregate Dollar Range of Equity Securities in all Funds Overseen Within AIM Fund Complex
Peggy L. Ettestad	None	Over $100,000
Tamara Lynn Fagely	None	Over $100,000
Richard H. Forde	None	Over $100,000
Jack Gee	None	Over $100,000
Claire R. Leonardi	None	$10,001 - $50,000
Brian Muench	None	Over $100,000
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Trustee Compensation

The following table sets forth the compensation paid to the Trustees for the fiscal year ended October 31, 2024. Trustees who are affiliated with the Funds or the Adviser do not receive compensation from the Trust but all Trustees are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

Trustee	Compensation from the Trust	Compensation from AIM Fund Complex
Peggy L. Ettestad	$30,875.00	$260,000.00
Tamara Lynn Fagely	$23,375.00	$230,000.00
Richard H. Forde	$19,625.00	$215,000.00
Jack Gee	$19,625.00	$215,000.00
Claire R. Leonardi	$20,250.00	$217,500.00
Dickson W. Lewis(1)	$5,218.75	$55,000.00
Brian Muench	None	None

(1) Mr. Lewis retired from the Board, effective December 31, 2023.

Codes of Ethics

The Trust, Adviser and Foreside Financial Group, LLC (on behalf of Foreside Fund Officer Services, LLC) have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The codes of ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by a Fund are voted consistently with the best interests of the Fund.

The Board has delegated to the Adviser the proxy voting responsibilities for the Funds and has directed Allianz to vote proxies consistent with the Funds’ best interests. The fundamental guideline followed by the Adviser in voting proxies is to make every effort to confirm that the manner in which shares are voted is in the best interest of clients and the value of the investment. Absent special circumstances of the types described below, it is the policy of the Adviser to exercise its proxy voting discretion in accordance with the Proxy Voting Policy and Procedures set forth in Exhibit A.

Information regarding how each Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Fund’s website at www.AllianzIMetfs.com, by calling 877-429-3837 (877-4AZ-ETFS) or by accessing the SEC’s website at https://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS

The Funds had not commenced operations as of the date of this SAI.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser

The Adviser, located at 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, furnishes investment advisory services to the Funds pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”), subject to the supervision and direction of the Board. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary management fee for managing the Fund’s assets at the annual rate listed below. This unitary management fee is designed to pay the Fund’s ordinary operating expenses and to compensate the Adviser for the services it provides to the Fund. Under the Advisory Agreement, AIM pays all of the ordinary operating expenses of the Fund, excluding (i) the Fund’s investment advisory fee, (ii) acquired fund fees and expenses,

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(iii) payments under the Fund’s Rule 12b-1 plan (if any), (iv) brokerage expenses (including any costs incidental to transactions in portfolio securities or other instruments), (v) taxes, (vi) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vii) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto), and (viii) other non-routine or extraordinary expenses (including expenses arising from mergers, acquisitions or similar transactions involving any Fund).

The fee is equal to the following annual rate of the average daily net assets of each Fund: 0.64%

The Funds had not commenced operations as of the date of this SAI.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss suffered by a Fund resulting from a breach of fiduciary duty with respect to its receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser as applicable in the performance of its duties, or from reckless disregard of its duties and obligations thereunder. The Advisory Agreement also provides that directors, officers or employees of the Adviser may engage in other business, devote time and attention in part to any other business whether of a similar or dissimilar nature, and the Adviser may render investment advisory services to others.

The Advisory Agreement with respect to a Fund will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by: (1) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding Shares of the Fund; and (2) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or affiliates of the Adviser, cast at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of a Fund’s shareholders, on 60 calendar days written notice to the Adviser, and by the Adviser on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

Distributor

Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor of Creation Units for the Funds on an agency basis pursuant to a distribution agreement (the “Distribution Agreement”). Shares will be continuously offered for sale only in Creation Units, as described the Funds’ prospectuses and this SAI. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor is not affiliated with the Trust, the Adviser or any stock exchange. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust or its shareholders.

Distribution and Service Plan

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”) on behalf of each Fund. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance any activity primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services, including but not limited to: (i) delivering copies of the Fund’s then-current prospectus to prospective purchasers of such Creation Units; (ii) preparing, setting in type, printing, and mailing any prospectus, report or other communication to prospective shareholders or Authorized Participants of the Trust; (iii) marketing and promotional services, including advertising; (iv) facilitating communications with beneficial owners of Shares of the Funds; and (v) such other services and obligations as may be set forth in the Distribution Agreement with the Distributor.

The Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of investors. These activities and services are intended to make the Shares an attractive investment alternative, which may lead to increased assets, investment opportunities and diversification. No fees are currently paid by any Fund under the Plan, however, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in a Fund.

If fees were charged under the Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

Each Plan will remain in effect for a period of one year and is renewable from year to year with respect to a Fund, so long as

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its continuance is approved at least annually: (1) by the vote of a majority of the Trustees; and (2) by a vote of the majority of those Independent Trustees who have no direct or indirect financial interest in the Plan or in any agreements related thereto (“Rule 12b-1 Trustees”), cast at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by any Fund unless such amendment is approved by a 1940 Act majority vote of the outstanding Shares and by the Board in the manner described above. The Plan is terminable with respect to a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding Shares.

Fund Administrator

General Information. The Administrator and Fund Accountant for the Funds is Brown Brothers Harriman & Co. (“BBH,” the “Administrator” or the “Custodian”), which has its principal office at 50 Post Office Square, Boston, Massachusetts 02110. The Administrator performs these services pursuant to an Administrative and Transfer Agency Agreement.

Administration Agreement. Pursuant to the Administrative and Transfer Agency Agreement (“Administration Agreement”) with the Funds, the Administrator provides administrative services to the Funds, subject to the supervision of the Board, including preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with certain regulatory requirements.

Further pursuant to the Administration Agreement, the Administrator also provides the Funds with accounting services, including daily computation of NAV, maintenance of books and records as required by the 1940 Act; and reconciling account information against records of the Custodian.

For the administrative and fund accounting services rendered to the Funds by the Administrator, the Administrator receives compensation in the form of transaction fees and asset-based fees, plus reimbursement of certain out-of-pocket expenses. Pursuant to the terms of the Advisory Agreement, AllianzIM is responsible for paying for the services provided by BBH. The Funds do not directly pay BBH.

The Funds had not commenced operations as of the date of this SAI.

Custodian, Transfer Agent and Dividend Agent

BBH also serves as custodian for each Fund. The Custodian is entitled to certain fees and is reimbursed for certain out-of-pocket expenses for its services. BBH also acts as the Fund’s transfer and dividend agent. Pursuant to the terms of the Advisory Agreement, AllianzIM is responsible for paying for the services provided by BBH. The Funds do not directly pay BBH.

Principal Financial Officer Agreement

The Trust has entered into an agreement with Foreside Fund Officer Services, LLC, with its principal place of business at Three Canal Plaza, Suite 100, Portland, ME 04101, pursuant to which Foreside Fund Officer Services, LLC provides the Trust with the services of an individual to serve as the Trust’s Principal Financial Officer. Foreside Fund Officer Services, LLC does not have a role in determining the investment policies of the Trust or Funds, or which securities are to be purchased or sold by the Trust or a Fund.

Legal Counsel

Stradley Ronon Stevens and Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103 serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been selected as the independent registered public accounting firm for the Trust. As such, they are responsible for auditing the Trust’s annual financial statements.

Payments to Financial Intermediaries

The Adviser and/or its affiliates may enter into contractual arrangements with certain broker-dealers and other financial intermediaries that the Adviser and/or its affiliates believe may benefit the Funds. Pursuant to such arrangements, the Adviser

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and/or its affiliates may provide cash payments or non-cash compensation to intermediaries for certain activities related to the Funds. Such payments are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including the Funds, or for other activities, such as participating in marketing activities and presentations, educational training programs, conferences, data collection and provision, technology support, the development of technology platforms and reporting systems. The Adviser and/or its affiliates may also pay intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to ETFs in general.

In addition, the Adviser and/or its affiliates may make payments to intermediaries that make Shares available to their clients or for otherwise promoting the Funds. Payments of this type are sometimes referred to as revenue-sharing payments. Any payments made pursuant to such arrangements may vary in any year and may be different for different intermediaries. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. As of the date of this SAI, the intermediaries receiving such payments include CUSO Financial Services, LP, Veta Investment Partners, LLC, AE Wealth Management, LLC, Raymond James Financial Services, Inc., Raymond James and Associates, Inc., Fidelity Brokerage Services LLC, USA Financial Formulas LLC, and RFG Advisory LLC. Any additions, modifications, or deletions to this list of intermediaries that have occurred since the date of this SAI are not included in the list.

Any payments described above by the Adviser and/or its affiliates will be made from their own assets and not from the assets of a Fund. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by the Funds, payments to financial intermediaries are not financed by the Funds and therefore do not increase the price paid for the purchase of Shares of, or the cost of owning, the Funds or reduce the amount received as proceeds from the redemption of Shares. As a result, such payments are not reflected in the fees and expenses listed in the fees and expenses sections of a Fund’s prospectus.

The Adviser periodically assesses the advisability of continuing to make these payments. Payments to a financial intermediary may be significant to that intermediary, and amounts that intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the intermediary and its clients. For example, these financial incentives may cause the intermediary to recommend a Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professionals if he or she receives similar payments from his or her intermediary firm.

Please contact your salesperson, adviser, broker or other investment professional for more information regarding any such payments or financial incentives his or her intermediary firm may receive. Any payments made, or financial incentives offered, by the Adviser and/or its affiliates made to an intermediary may create the incentive for the intermediary to encourage customers to buy Shares of the Funds.

PORTFOLIO MANAGERS

Other Accounts Managed

The following chart lists certain information regarding the total accounts for which the portfolio managers are primarily responsible as of October 31, 2024. None of the accounts shown below charge an advisory fee based on the performance of the account.

	Other Registered Investment Company Accounts/Assets Under Management	Other Pooled Investment Vehicles/Assets Under Management	Other Accounts/Assets Under Management
Thomas Paustian	40/$3.3 billion	n/a	6/$45.8 billion
Josiah Highmark	40/$3.3 billion	n/a	1/$0.3 billion

Description of Potential Material Conflicts of Interest

When a portfolio manager has day-to-day management responsibilities with respect to other investments accounts, the portfolio manager, accordingly, may be presented with potential or actual conflicts of interest.

•	Actual or apparent conflicts of interest may arise when the portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, a portfolio manager who manages multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
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•	Time and attention – The management of multiple Funds and/or other accounts may result in the portfolio manager devoting unequal time and attention to the management of each Fund and/or other account.

•	Limited investment opportunities – If the portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

•	Brokerage allocation – With respect to securities transactions for the Funds, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as registered investment companies for which the Adviser or an affiliate of the Adviser acts as investment adviser, other pooled investment vehicles that are not registered investment companies, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•	Pursuit of differing strategies – At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing, including potentially opposite, positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds and/or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

•	Variation in compensation – Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser has implemented policies and procedures to seek to mitigate conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

The following section includes portfolio manager compensation information as of October 31, 2024.

Each portfolio manager’s cash compensation consists of a fixed, market-based salary, an annual incentive bonus, and an annual retention bonus through February 15, 2025. Employees may also be eligible for compensation under a long-term performance incentive plan (known as Allianz Executive Incentive - AEI). An employee’s salary, and any annual salary increase, is determined based on relevant market considerations and the employee’s individual performance. The amount of any annual incentive bonus is determined based on the overall financial performance relative to business goals of the Adviser and its parent, Allianz Life, and on the employee’s individual performance. Eligibility for compensation under the AEI is based on the employee’s level in the organization and individual performance. An eligible employee may be awarded AEI units based on the overall financial performance relative to business goals of the Adviser and its parent, and on the employee’s individual performance. AEI units are valued and paid out after four years following the award, with the full value paid at the end of the four-year vesting period. The actual value of the AEI units in any year is based primarily on the overall financial performance relative to business goals of the Adviser and of the ultimate parent, Allianz SE.

Portfolio managers also may be eligible to participate in (i) a 401(k) retirement plan, (ii) a non-qualified employee stock purchase plan, which offers participants the opportunity to invest at a discount in shares of the publicly-traded stock of the Adviser’s ultimate parent, Allianz SE, and (iii) a non-qualified deferred compensation plan, which offers participants the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

Portfolio manager compensation is not based on the value of the assets held in the Funds’ portfolios and is not based directly on the performance of the Funds; the performance of the Funds is a factor in the evaluation of the portfolio managers’ performance, and each portfolio manager’s individual performance is a factor in the determination of cash compensation, as described above.

Investments in the Funds

As of the date of this SAI, the portfolio managers did not beneficially own any Shares.

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TRADING AND BROKERAGE

In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of the Adviser is to obtain the best overall terms. Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser, in its best judgment and in the manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions on behalf of the Trust. The types of research services the Adviser may receive includes economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analyses of U.S. Treasury securities, research-dedicated computer hardware and software and related consulting services and other services that assist in the investment decision-making process. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Adviser by, or through, broker-dealers. Research so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable by the Trust. Such information may be useful to the Adviser in serving both the Trust and other clients and, conversely supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Trust.

While the Adviser generally seeks competitive commissions, the Trust may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above. Thus, a Fund may pay a higher brokerage commission in connection with a given portfolio transaction than it would have paid another broker for the same transaction in recognition of the value of brokerage or research services provided by the executing broker.

The Funds had not commenced operations as of the date of this SAI.

CAPITAL STRUCTURE

The Trust currently has authorized and allocated to each Fund an unlimited number of shares of beneficial interest with no par value. The Trustees of the Trust may, at any time and from time to time, by resolution, authorize the establishment and division of additional shares of the Trust into an unlimited number of series and the division of any series (including the Funds) into two or more classes. When issued in accordance with the Trust’s registration statement, governing instruments and applicable law (all as may be amended from time to time), all of the Trust’s shares are fully paid and non-assessable. Shares do not have preemptive rights.

All Shares of a Fund represent an undivided proportionate interest in the assets of such Fund. Shareholders of the Trust are entitled to one vote for each full share standing in the shareholder’s name on the books of the Trust. However, matters affecting only one particular fund or class can be voted on only by shareholders in such fund or class. The shares of the Trust are not entitled to cumulative voting, meaning that holders of more than 50% of the Trust’s shares may elect the entire Board. All shareholders are entitled to receive dividend and/or capital gains when and as declared by the Trustees from time to time and as discussed in the Prospectus.

Book Entry Only System. The following information supplements and should be read in conjunction with the section of the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”), NYSE MKT and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

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Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares. No Beneficial Owner shall have the right to receive a certificate representing such Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of a Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

General

Each Fund issues Shares only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. A “Business Day” is any day the Fund is open for business, including any day when it satisfies redemption requests as required by Section 22(e) of the 1940 Act. The Fund is open for business any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On days when the Exchange closes earlier than normal, the Fund may require orders to be placed earlier in the day.

Each Fund effects creations and redemptions only to and from broker-dealers and large institutional investors that have entered into authorized participant agreements, as described further below. Each Fund may issue and redeem Creation Units of its Shares in exchange for a designated basket of portfolio investments (including any portion of such investments for which cash may be substituted), together with an amount of cash and any applicable fees, as described below, or Shares may be offered and redeemed solely for cash.

To the extent the Funds engage in in-kind transactions, the Funds intend to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.

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The Funds utilize custom creation or redemption baskets consistent with Rule 6c-11 under the 1940 Act. Custom orders typically clear outside the Clearing Process (described further below) and, therefore, like other orders outside the Clearing Process, may need to be transmitted early on the relevant Business Day to be effectuated at that day’s NAV. Custom orders may be required to be received by the Transfer Agent by 2:00 p.m., Eastern Time, to be effectuated based on the Fund’s NAV on that Business Day. A custom order may be placed when, for example, an Authorized Participant cannot transact in an instrument in the in-kind creation or in-kind redemption basket and therefore has additional cash included in lieu of such instrument. The Trust has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. These policies and procedures provide detailed parameters for the construction and acceptance of custom baskets that are in the best interests of a Fund and its shareholders, including the process for any revisions to, or deviations from, those parameters, and specify the titles or roles of the employee(s) of the Adviser who are required to review each custom basket for compliance with the parameters.

Persons placing or effectuating custom orders should be mindful of time deadlines imposed by intermediaries, which may impact the successful processing of such orders.

Creation

Deposit of Instruments/Delivery of Cash. The consideration for purchase of Creation Units of the Fund may consist of the in-kind deposit of a designated portfolio of investments (including cash in lieu of any portion of such investments) determined by the Fund (“Deposit Instruments”) and generally a specified amount of cash (the “Cash Component”), computed as described below, together with the applicable Creation Transaction Fee (as defined below). Together, the Deposit Instruments and the Cash Component constitute the “Fund Deposit,” applicable to creation requests received in proper form, subject to amendment or correction as described below.

The Cash Component, also commonly referred to as the balancing amount, is an amount equal to the difference between (i) the NAV of Shares (per Creation Unit); and (ii) the “Deposit Amount,” the amount equal to the market value of the Deposit Instruments and/or cash in lieu of all or a portion of the Deposit Instruments. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the Deposit Amount. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Instruments are the sole responsibility of the Authorized Participant purchasing the Creation Unit. Creation Units may also be sold partially or solely for cash.

The Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required quantities of each Deposit Instrument and the amount of the Cash Component to be included in the current Fund Deposit for the Fund.

The Funds reserve the right to accept a nonconforming (i.e., custom) Fund Deposit. In addition, the composition of the Fund Deposit may change as, among other things, corporate actions, investment rebalancing, and investment decisions by the Adviser are implemented for the Fund’s portfolio. The composition of the Fund Deposit may also change in response to adjustments to the weighting or composition of the component securities constituting the Fund’s portfolio. All questions as to the composition of the in-kind creation basket to be included in the Fund Deposit and the validity, form, eligibility, and acceptance for deposit of any instruments shall be determined by the Fund, and the Fund’s determination shall be final and binding.

Procedures for Creation of Creation Units. To be eligible to place orders with the Transfer Agent to create a Creation Unit of the Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”); or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an authorized participant agreement with the Fund, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as “Authorized Participants.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Fund. All Shares of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of a specified number of Shares. All standard orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Transfer Agent no later than the order cut-off time designated by the Trust (“Closing Time”) on the date such order is placed in order for the creation of Creation

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Units to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. With certain exceptions, the Closing Time for a Fund usually is the closing time of the regular trading session on the NYSE—i.e., ordinarily 4:00 p.m., Eastern Time. Subject to the provisions of the applicable Participant Agreement, in the case of custom orders, the order must generally be received by the Transfer Agent no later than 2:00 p.m. Eastern Time on the date such order is placed. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent as described below (see “Placement of Creation Orders Using Clearing Process” and “Placement of Creation Orders Outside Clearing Process”), pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication systems failure, may impede the ability to reach the Distributor, the Transfer Agent or an Authorized Participant.

Investors other than Authorized Participants are responsible for making arrangements for a creation request to be made through an Authorized Participant. Orders to create Creation Units of a Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effecting such transfer of the Fund Deposit.

Placement of Creation Orders Using the Clearing Process. Creation orders made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Transfer Agent to transmit to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the Fund Deposit to the Fund, together with applicable Creation Transaction Fees, and such additional information as may be required by the Transfer Agent. An order to create Creation Units through the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date and (ii) all other procedures with respect to creation orders are properly followed. The delivery of Creation Unit Aggregations so created will generally occur no later than the first Business Day following the day on which the purchase order is deemed received by the Transfer Agent (“T+1”) (except as otherwise set forth in the Participant Agreement or as agreed to by the Fund and an Authorized Participant).

Placement of Creation Orders Outside the Clearing Process. Creation orders made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Fund, the Distributor and the Transfer Agent. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of portfolio instruments and/or cash directly through DTC. Any applicable cash payable in connection with a Fund Deposit must be transferred directly to the Transfer Agent through the Federal Reserve wire system in a timely manner so as to be received by the Transfer Agent no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures with respect to creation orders are properly followed. If the Transfer Agent does not receive the requisite cash amount by 2:00 p.m. on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day using a newly constituted Fund Deposit as specified by the Fund. The delivery of Creation Unit Aggregations so created will generally occur no later than T+1 (except as otherwise set forth in the Participant Agreement or as agreed to by the Fund and an Authorized Participant). When full or partial in-kind creation baskets are specified for a Fund, if the Transfer Agent does not receive both the required Deposit Instruments by the DTC Cut-Off Time and the applicable cash amount by 2:00 p.m., Eastern Time, on the Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day using a newly constituted Fund Deposit as specified by the Fund. The delivery of Creation Units so created will generally occur no later than T+1(except as otherwise set forth in the Participant Agreement or as agreed to by the Fund and an Authorized Participant).

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Acceptance of Orders for Creation Units. The SEC has expressed the view that a suspension of creations that impairs the arbitrage mechanism applicable to the trading of ETF shares in the secondary market is inconsistent with Rule 6c-11 under the 1940 Act. The SEC’s position does not prohibit the suspension or rejection of creations in all instances. The Funds, Transfer Agent and Distributor reserve the right, to the extent consistent with the provisions of Rule 6c-11 under the 1940 Act and the SEC’s position, to reject or revoke a creation order in respect of the Fund for any reason, including, for example, if (a) the order is not in proper form; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (d) in the event that circumstances outside the control of the Fund, Transfer Agent, Distributor or Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, Adviser, Transfer Agent, Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Fund, Custodian, Transfer Agent, Distributor and Adviser are under no duty, however, to give notification of any defects or irregularities in the delivery of the Fund Deposit nor shall either of them incur any liability for the failure to give any such notification.

Issuance of Creation Units. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Instruments and the payment of the Cash Component and applicable Creation Transaction Fee have been completed. A Fund may issue Creation Units to an Authorized Participant, notwithstanding the fact that the corresponding Fund Deposit has not been delivered in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Instruments as soon as possible. To secure such undertaking, the Authorized Participant must deposit and maintain cash collateral in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 105% of the market value of the undelivered Deposit Instruments. The Trust may use such collateral at any time to buy Deposit Instruments for the Fund, and the Authorized Participant agrees to accept liability for any shortfall between the cost to the Trust of purchasing such Deposit Instruments and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Creation Transaction Fee. A fixed standard creation (purchase) Transaction Fee payable to the Funds’ Custodian (“Creation Transaction Fee”), may be imposed for the transfer and other costs associated with the purchase of Creation Units. The standard Creation Transaction Fee for each Fund is $250, regardless of the number of Creation Units created in the transaction. Each Fund may adjust the standard fixed Creation Transaction Fee from time to time. The fixed Creation Transaction Fee may be waived on certain orders.

In addition, a variable fee, payable to the Fund, of up to a maximum of 2% (as a percentage of the net asset value per Creation Unit) may be imposed for purchases of Creation Units. The variable charge is primarily designed to cover additional costs involved with buying the securities or instruments with cash. A Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, such as for creation orders that facilitate the transaction of a Fund’s portfolio in a more tax efficient manner than could be achieved without such order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant may be charged a fee for such services.

Redemption

Redemption of Creation Units. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit Aggregation.

When in-kind redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of a designated portfolio of investments including cash in lieu of all or a portion of such investments (“Fund Instruments”) plus or minus the Cash Component, as next determined after a receipt of a request in proper form, together with the applicable Redemption Transaction Fee (as defined below) and, if applicable, any operational processing and brokerage

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costs, transfer fees or stamp taxes. The Fund Instruments together with the Cash Component comprise the “Fund Redemption.” The Cash Component, also commonly referred to as the balancing amount, included in the Fund Redemption is a compensating cash payment equal to the difference, if any, between (i) the NAV attributable to a Creation Unit and (ii) the aggregate market value of the Fund Instruments (i.e., securities or other instruments in the in-kind redemption basket) and/or the cash in-lieu of all or a portion of the Fund Instruments. In the event that the Fund Instruments and the cash in lieu have a value greater than the NAV of the Shares, the Cash Component is required to be paid by the redeeming shareholder. If the NAV attributable to a Creation Unit exceeds the market value of the Fund Instruments and the cash in-lieu amount, if any, the Fund pays the Cash Component to the redeeming shareholder. Creation Units may also be redeemed partially or solely for cash.

The Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern Time) on each Business Day, the identity of the Fund Instruments and Cash Component that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form on that day. Fund Instruments received on redemption may not be identical to Deposit Instruments that are applicable to creations of Creation Unit Aggregations.

The Funds reserve the right to deliver a nonconforming (i.e., custom) Fund Redemption. All questions as to the composition of the in-kind redemption basket to be included in the Fund Redemption shall be determined by the Fund, in accordance with applicable law, and the Fund’s determination shall be final and binding. The Funds reserve the right to make redemption payments in cash, in-kind or a combination of each.

Deliveries of Fund Redemptions will generally be made within one Business Day. The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for an order to redeem to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations is deemed received by the Fund on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Closing Time on the Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Fund after the Closing Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. Fund Redemptions (or the requisite amount of cash in the case of all cash redemptions) will generally be transferred by T+1 (except as otherwise set forth in the Participant Agreement or as agreed to by the Fund and an Authorized Participant). On days when the Exchange or the bond market closes earlier than normal, orders to redeem Creation Unit Aggregations may need to be placed earlier in the day.

Placement of Redemption Orders Outside the Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of the Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Fund on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the Shares specified in such order, which delivery must be made through DTC, to the Custodian no later than 2:00 p.m., Eastern Time; and (iii) all other procedures set forth in the Participant Agreement are properly followed. A redemption order is deemed to be irrevocable upon the delivery of the confirmation of acceptance. The Transfer Agent will then initiate procedures to transfer the Fund Redemption to the Authorized Participant on behalf of the redeeming Beneficial Owner generally by T+1 (except as otherwise set forth in the Participant Agreement or as agreed to by the Fund and an Authorized Participant).

Issuance of Fund Redemptions. In the event that the number of Shares is insufficient on the contractual settlement date, the Fund may deliver the Fund Redemption notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Shares as soon as possible. This undertaking shall be secured by the Authorized Participant’s delivery on the contractual settlement date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The Trust may use such collateral at any time to purchase the missing Shares,

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and the Authorized Participant agrees to accept liability for any shortfall between the cost to the Trust of purchasing such Shares and the value of the collateral, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

Redemption Transaction Fee. A fixed Transaction Fee payable to the Funds’ Custodian upon redemption of Shares (“Redemption Transaction Fee”) may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units. The standard fixed Redemption Transaction Fee for each Fund is $250 regardless of the number of Creation Units redeemed in the transaction. Each Fund may adjust the Redemption Transaction Fee from time to time. The fixed Redemption Transaction Fee may be waived on certain orders.

In addition, a variable fee, payable to a Fund, of up to a maximum of 2% (as a percentage of the net asset value per Creation Unit, inclusive of the standard fixed Redemption Transaction Fee) may be imposed for redemptions of Creation Units. The variable charge is primarily designed to cover additional costs involved with selling portfolio investments to satisfy a redemption. A Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, such as for redemption orders that facilitate the transaction of a Fund’s portfolio in a more tax efficient manner than could be achieved without such order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant may be charged a fee for such services.

From time to time, the Adviser, in its sole discretion, may waive all or a portion of the creation or redemption transaction fees payable by Authorized Participants and may reimburse the Fund’s Custodian for any such waived amounts.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

A Fund’s NAV is determined as of the close of trading (normally 4:00 p.m., Eastern Time) on each day the NYSE is open for business. NAV is calculated for a Fund by taking the market price of a Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the NAV per Share.

A Fund’s investments are valued daily at market or, in the absence of market value with respect to any investments, at fair value. Market value prices generally represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. The Board has designated the Adviser as the valuation designee for the Fund under Rule 2a-5 under the 1940 Act. As the valuation designee, the Adviser fair values the Fund’s portfolio securities and other assets for which market quotations are not readily available or reliable in accordance with valuation procedures approved by the Board. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive for the security upon its current sale. Valuing a Fund’s assets using fair value pricing can result in using prices for those assets that may differ from current market valuations and the Fund’s NAV will be subject to the judgment of the Adviser. The Adviser’s fair valuation process is subject to the oversight of the Board.

FLEX Options listed on an exchange (e.g., Cboe) generally are valued using a model-based price provided by the exchange at the official close of that exchange’s trading day. The close of trading for some options exchanges may occur later than the closing of the NYSE. However, on days when a trade in the FLEX Options held by the Fund occurs, the same-day market trade price will be used to value such FLEX Options in lieu of the model-based price. If there is no same-day market trade price for the FLEX Options and/or the exchange is unable to provide a model price, or if such prices are deemed by the Adviser, in its judgment, to be unreliable, the value of the FLEX Options may be priced at fair value as determined in accordance with valuation procedures approved by the Board and the requirements of the 1940 Act.

Options (other than FLEX Options) generally are valued at the last sale price on the principal exchange on which the option is traded, as of the close of the NYSE. If market quotations are not available or reliable, the value of an option may be priced at fair value as determined in accordance with valuation procedures approved by the Board and the requirements of the 1940 Act.

Fair value pricing is used by a Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s NAV is next calculated that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

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DISTRIBUTIONS AND TAXES

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Funds (collectively referred to in this section as the “Fund”). This section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Taxation of the Fund

Election to be Taxed as a Regulated Investment Company. The Fund intends to elect and qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•	Distribution Requirement —the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•	Income Requirement —the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options or other derivatives contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•	Asset Diversification Test —the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

The Fund may use “equalization” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Shares and will correspondingly reduce the amount of such income and gains

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that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions - Distributions of Capital Gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors – Capital Gain Dividends” and “– Interest-Related Dividends and Short-Term Capital Gain Dividends” below.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year lookback period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions—Distributions of capital gains” below). A “qualified late year loss” includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

(ii)	the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses
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incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Purchase of Shares. As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers acting in concert with each other) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Sections 351 and 362 of the Code, the Fund would have a basis in Deposit Instruments different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another fund). You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

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Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. See the discussion below under the headings, “–Qualified Dividend Income for Individuals” and “– Dividends-Received Deduction for Corporations”

Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”).

Qualified Dividend Income for Individuals. Ordinary income dividends reported by the Fund as derived from qualified dividend income will be taxed in the hands of individuals and other non-corporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income. Because the income of the Fund primarily is derived from investments in derivatives, none or only a small amount of the Fund’s distributions are expected to be qualified dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment. Because the income of the Fund primarily is derived from investments in derivatives, none or only a small amount of the Fund’s distributions are expected to qualify for the corporate dividends-received deduction.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged

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arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the end of a fiscal year are invested in foreign securities, the Fund may elect to pass through foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income than it actually distributes. Shareholders then are entitled either to deduct their share of these taxes in computing taxable income, or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide the information necessary to claim this deduction or credit if it makes this election. No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. Each Fund reserves the right not to pass through the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Dividends Declared in October, November or December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales of Fund Shares

Sales of Shares are taxable transactions for federal and state income tax purposes. If you sell your Shares, the IRS requires you to report any gain or loss on your sale. If you held your Shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your Shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Taxes on Purchase and Redemption of Creation Units. To the extent the Fund issues and redeems Creation Units solely or partially for cash, an Authorized Participant generally will recognize neither gain nor loss on the issuance of Creation Units, but may recognize gain or loss on the redemption of Creation Units equal to the difference between the Authorized Participant’s basis in the Creation Units and the cash received by the Authorized Participant as part of the redemption. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less, assuming such Creation Units are held as a capital asset.

Because the Fund may redeem Creation Units solely or partially in cash, it may recognize more capital gains than it would have if it redeemed Creation Units solely in-kind.

Tax Basis Information. A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

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Wash Sales. All or a portion of any loss that you realize on a sale of your Shares will be disallowed to the extent that you buy other Shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your Share sale. Any loss disallowed under these rules will be added to your tax basis in the new Shares.

Sales at a Loss Within Six Months of Purchase. Any loss incurred on a sale of Shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Options and Other Derivatives Transactions. In general, option premiums received by the Fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The Fund’s investments in offsetting positions with respect to the reference asset may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders as ordinary income may be increased or decreased substantially as compared to the Fund that did not engage in such transactions.

The tax treatment of certain derivatives contracts including listed non-equity options written or purchased by the Fund on U.S. exchanges (such as options on futures contracts, broad-based equity indices and debt securities) may be governed by Section 1256 of the Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60%

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long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any Section 1256 Contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement. The Fund believes that the FLEX Options typically held in its portfolio (i.e., FLEX Options that reference the SPDR S&P 500® ETF Trust) will not be subject to Section 1256, which means that such positions will not be marked to market, but the positions will be subject to the straddle rules.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

Certain investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. Transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.

PFIC investments. The Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to re-characterization by the IRS. To the extent the tax treatment of such securities

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or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, a portion of your taxable dividends and sales proceeds may be withheld unless you:

•	provide your correct social security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

Withholding is also imposed if the IRS requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends. In general, capital gain dividends reported by the Fund as paid from its net long-term capital gains, other than long-term capital gains realized on the disposition of certain U.S. real property interests, are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund as paid from its net short-term capital gains, other than short-term capital gains realized on the disposition of certain U.S. real property interests, are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-

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through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

U.S. Estate Tax. Transfers by gift of Shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate, which permits the decedent’s property to be transferred without federal estate tax liability. The transfer certificate will identify the property (i.e., Shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, an affidavit from an appropriate individual that states that the decedent’s U.S. situs assets are below this threshold amount may be sufficient to transfer the Shares.

U.S. Tax Certification Rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the United States and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the applicable withholding agent, which will, in turn, report information to the IRS.

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Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax adviser regarding your particular circumstances before making an investment in the Fund.

DISCLAIMERS

The Fund is not sponsored, endorsed, sold or promoted by SPDR® S&P 500® ETF Trust, PDR Services, LLC (the Underlying ETF’s sponsor) (“PDR”), Standard & Poor’s® or their affiliates. SPDR® S&P 500® ETF Trust, PDR, Standard & Poor’s® or their affiliates have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. SPDR® S&P 500® ETF Trust, PDR, Standard & Poor’s® or their affiliates make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the Underlying ETF. SPDR® S&P 500® ETF Trust, PDR, Standard & Poor’s® or their affiliates have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX Options.

This document relates only to the Shares offered hereby and does not relate to the underlying stocks or other securities of the SPDR® S&P 500® ETF Trust. The Fund has derived all disclosures contained in this document regarding the SPDR® S&P 500® ETF Trust from publicly available documents. In connection with the offering of Shares, neither the Fund, the Trust nor the Adviser has participated in the preparation of such documents relating to the SPDR® S&P 500® ETF Trust or made any due diligence inquiry with respect to the SPDR® S&P 500® ETF Trust. Neither the Fund, the Trust nor the Adviser makes any representation that such publicly available documents or any other publicly available information regarding the SPDR® S&P 500® ETF Trust is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the SPDR® S&P 500® ETF Trust have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning the SPDR® S&P 500® ETF Trust could affect the value of the SPDR® S&P 500® ETF Trust (and therefore the value of the FLEX Options) and the ability of the Fund to achieve the outcomes sought for the Outcome Period. Neither the Fund, the Trust, the Adviser nor any of their affiliates makes any representation to you as to the performance of the SPDR® S&P 500® ETF Trust.

THE FUND, THE TRUST AND THE ADVISER ARE NOT AFFILIATED WITH SPDR® S&P 500® ETF TRUST, PDR, STANDARD & POOR’S® OR THEIR AFFILIATES.

PERFORMANCE INFORMATION

To obtain the Funds’ most current performance information, please call 877-429-3837 (877-4AZ-ETFS) or visit the Funds’ website at www.AllianzIMetfs.com.

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From time to time, the Funds’ performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent a Fund’s past performance and should not be considered as representative of future results. Each Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, as they may be revised from time to time.

FINANCIAL STATEMENTS

The Funds are new and therefore Financial Statements are not available as of the date of this SAI.

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EXHIBIT A

Allianz Variable Insurance Products Fund Trust

Allianz Variable Insurance Products Fund of Funds Trust

AIM ETF Products Trust

Proxy Voting Policy and Procedures (revised effective June 24, 2024)

I.	Policy

A.	Basis for Proxy Voting. The Allianz Variable Insurance Products Trust (the “VIP Trust”), the Allianz Variable Insurance Products Fund of Funds Trust (the “FOF Trust”; together with the VIP Trust, the “VA Trusts”) and the AIM ETF Products Trust (the “ETF Trust”; together with the VA Trusts, the “Trusts”) seek to vote proxies received with respect to the securities held by one or more of their outstanding series (each, a “Fund”) in a manner that is most likely to maximize the monetary value of the holdings of the relevant Fund and to maximize the likelihood of a favorable investment return.

B.	Delegation of Proxy Voting. The Board of Trustees (the “Board”) of the Trusts recognizes that the right to vote a proxy with respect to the securities that each Fund holds is an asset of that Fund and that the oversight of the effective management of this asset is a part of the Board’s oversight responsibility and the obligations of the Trusts’ officers. The Board further recognizes that the voting of proxies is an integral part of the services provided by Allianz Investment Management LLC (“AIM”) and by those investment advisers retained by AIM to provide day-to-day investment management services to the Funds of the VIP Trust (each, a “Subadviser”). Accordingly, the Board hereby delegates to AIM or to each Subadviser of a Fund of the VIP Trust, as the case may be, the responsibility for voting proxies on securities held by any Fund, the purchase and holding of which is a result of one or more investment decisions made by AIM or such Subadviser, subject to the continuing oversight of the Board(1) (hereafter, AIM and the Subadvisers may, as appropriate, be referred to individually as a “Manager” or collectively as the “Managers”).

C.	Monitoring of Proxy Voting by Subadvisers. The Board further delegates to AIM, as an integral part of those services provided by AIM to the VIP Trust pursuant to its agreement with the VIP Trust dated April 27, 2001, the responsibility for receiving appropriate representations that each Subadviser votes proxies received with respect to Fund securities in a manner that is consistent with such Subadviser’s fiduciary obligation to the VIP Trust and the proxy voting policies, procedures, and guidelines (“Proxy Voting Policies”) adopted by such Subadviser.

II.	Procedures

A.	Manager Proxy Voting Policies; Board Oversight. The Proxy Voting Policies of each Manager are incorporated by reference herein. The officers of the Trusts shall obtain from each Manager the Proxy Voting Policies adopted by such Manager. Generally, a Manager’s Proxy Voting Policies initially shall be presented to the Board for review and approval not later than the Board meeting at which the agreement dealing with the services to be provided by the Manager is submitted for the Board’s review and approval. Thereafter, Proxy Voting Policies or a summary thereof for each Manager shall be presented to the Board at least annually for its review and approval. The Trusts’ officers shall use reasonable efforts to ensure that the Board is notified promptly of any material changes in the Proxy Voting Policies of each Manager.

B.	Specific Matters.

1.	Conflict of Interest. The Trusts recognize that there may be instances in which a Manager (or affiliated persons of a Manager) has a financial interest in a matter presented by a proxy. In reviewing the adequacy of Proxy Voting Policies provided to the Trusts by Managers, the Trusts’ officers will evaluate the extent to which conflicts of interest have been addressed; including the extent to which the existence of pre-determined voting policies have been established such that the Manager has limited discretion in making a proxy voting decision in the event of a conflict of interest, or existence of other specific decision-making mechanisms to ensure that any decision with respect to a proposal representing a conflict between the interests of the Manager and the Trusts would be effectively insulated from the conflict and the basis for such decision fully documented. In limited circumstances, a Manager may be unable to make a decision with regard to a particular proxy vote in accordance with its Proxy Voting Policies, due to the existence of a conflict. In these circumstances, and where the Manager advises the Trust of such a conflict and its inability to vote, the Trusts may direct the Manager how to vote. In directing a

(1)	This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.
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Manager how to vote, the Trusts may rely on one or more of the following considerations: the advice of counsel, or an independent third party; any voting decisions being made by other Managers to the Trusts on the same proxy voting decision, where a conflict does not exist; the policies and procedures of the Manager that is unable to vote due to the conflict; or any other consideration affecting the Trusts.

2.	Differences Among Proxy Voting Policies. The Trusts recognize that there may be instances where the responsibility for voting proxies with respect to a single security is vested in two or more Managers (such as, when more than one Fund, or two or more subportfolios of the same Fund that are managed by different Managers, hold voting securities of a single issuer). Under these circumstances, there is the possibility that the application of relevant Proxy Voting Policies will result in proxies being voted inconsistently. It is the position of the Trusts that such circumstance will not be deemed to suggest improper action on the part of any Manager or the Trusts.

3.	Proxy Voting for Loaned Securities. Portfolio securities of the Funds may, from time to time, be on loan through a securities lending program or securities lending arrangement with a third party (“Loaned Securities”). Currently, only the VIP Trust participates in securities lending. Voting rights that accompany Loaned Securities generally pass to the borrower of the securities. Because the right to vote a proxy with respect to the securities that each Fund holds is an important asset of that Fund, particularly, although not exclusively, with respect to proxies involving important or material events, it is the policy of the Trusts that it will direct the securities lending agent(s) to use reasonable efforts to recall Loaned Securities for the purpose of voting all proxies.

The Trusts recognize that the ability to timely recall shares for proxy voting purposes requires the cooperation of the securities lending agent(s) and other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall Loaned Securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting securities. The Trusts and their securities lending agent(s), and not the Managers, are responsible for recalling Loaned Securities.

4.	Cost-Benefit Analysis Involving Voting Proxies. The Trusts recognize that there may be circumstances in which refraining from voting a proxy may be in a Fund’s best interest, such as when the Manager determines that the cost of voting a proxy exceeds any expected benefit to the Fund. For example, a Manager may refrain from voting a proxy on behalf of a Fund due to de minimis holdings, immaterial impact on the portfolio, items relating to foreign issues (such as those described below) and timing issues related to the opening/closing of accounts. A Manager may refrain from voting a proxy of a foreign issue due to logistical considerations that may have a detrimental effect on the Manager’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language; (ii) untimely notice of a shareholder meeting; (iii) requirements to vote proxies in person; (iv) restrictions on a foreigner’s ability to exercise votes; (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting; or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Managers are expected, however, to vote all such proxies on a best-efforts basis.

5.	Proxy Voting for Affiliated Underlying Funds. Certain Funds of the Trusts may invest in shares of other investment companies (“Underlying Funds”) which may be advised by the Fund’s Manager or its affiliates. In particular, the Funds of the FOF Trust, each of which is advised by AIM, are expected to invest primarily in the shares of Underlying Funds which are advised by AIM or its affiliates. It is the policy of the Trusts that any proxy solicited by such an affiliated Underlying Fund shall be voted by the Trusts in the same ratio as shares are voted by the investors of such Underlying Fund who are not affiliated with the Manager or the Trusts. In the event that the affiliated Underlying Fund has no investors who are not affiliated with the Manager or the Trusts, any proxy solicited by such an affiliated Underlying Fund shall be voted by the Trusts in accordance with the recommendation of the Underlying Fund’s board.

C.	Voting Record Reporting.

1.	Maintenance of Manager Voting Records. No less than annually, the Trusts shall obtain from each Manager a record of each proxy voted with respect to portfolio securities of each Fund of the Trusts managed, in whole or in part, by that Manager during the year. This record may be provided directly by the Manager or accessed via an appropriate electronic means in the manner contemplated under relevant regulations promulgated by the Securities and Exchange Commission.

2.	Annual Filing on Form N-PX. Each of the Trusts shall file an annual report of each proxy voted with respect to securities of the Trust’s Funds during the 12-month period ended June 30 on Form N-PX not later than August 31 of each year.
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III.	Revocation

The delegation of the authority to vote proxies relating to portfolio securities of any Fund is entirely voluntary and may be revoked by either or both of the Trusts, acting by resolution of the Board, in whole or in part, at any time.

IV.	Disclosures

A.	Each of the Trusts shall include in its registration statement:

1.	Either copies of or a description of this policy and of each Manager’s Proxy Voting Policies; and

2.	A statement disclosing that information regarding how the Trust voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

B.	Each of the Trusts shall include in its Form N-CSR Filing:

1.	A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to securities of the Trust’s Funds is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; and on the SEC website.

2.	A statement disclosing that information regarding how the Trust voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.
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Allianz Investment Management LLC

Proxy Voting Policy and Procedures (revised January 31, 2024)

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Allianz Investment Management LLC (“AIM”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).1 AIM serves as the investment adviser to various clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).2 These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of AIM and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff.

AIM will implement these Policies and Procedures for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. AIM’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. These Policies and Procedures also apply to any voting rights and/or consent rights of AIM, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.3

Set forth below are AIM’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which AIM has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of AIM’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

AIM may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

AIM seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, AIM will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1.	convening an ad-hoc committee to assess and resolve the conflict;[4]

2.	voting in accordance with the policies of the client or with the instructions or consent of the client after providing notice of and disclosing the conflict to that client;

3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;

4.	suggesting that the client engage another party to determine how the proxies should be voted;

5.	delegating the vote to an independent third-party service provider; or

6.	voting in accordance with the factors discussed in these Policies and Procedures.

AIM will document the process of resolving any identified material conflict of interest.

1 These Policies and Procedures are adopted by AIM pursuant to Rule 206(4)-6 under the Advisers Act. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

2 These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.

3 For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of AIM on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

4 Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

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Reporting Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law or otherwise approved by AIM, AIM will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, AIM will disclose to its clients or the entity delegating the voting authority to AIM for such clients (for example, trustees or consultants retained by the client), how AIM voted such client’s proxy. In addition, AIM provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how AIM voted that client’s proxies is available upon request.

Record Keeping

AIM or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by AIM on behalf of a client; (4) a copy of any document created by AIM that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from AIM to any (written or oral) client request for such records. Additionally, AIM or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by AIM or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of AIM or its agent.

Review and Oversight

AIM’s proxy voting procedures are described below. AIM’s compliance group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.

1.	Receipt of Proxies by AIM. AIM’s Fund Investment Oversight Committee (“FIO”) generally will receive notice of any proxy from registered owners of record (for example, custodian bank or other third-party service providers).

2.	Conflicts of Interest. The FIO will engage the compliance group to review each proxy to determine whether there may be a material conflict between AIM and its client. As part of this review, the compliance group will determine whether the issuer of the security or proponent of the proposal is a client or affiliate of AIM, or if a client or affiliate has actively solicited AIM to support a particular position.

3.	Vote. The FIO will review the information, will vote the proxy in accordance with these Policies and Procedures.

4.	Transmittal to Third Parties. The FIO will document the decision for each proxy received in a format designated by the custodian bank or other third party service provider. The FIO will maintain a log of all corporate actions, including proxy voting, that indicates, among other things, the date the notice was received and verified, the FIO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date, and any action taken.

5.	Information Barriers. Certain entities controlling, controlled by, or under common control with AIM (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer, and investment banking activities. AIM personnel and AIM’s agents are prohibited from disclosing information regarding AIM’s voting intentions to any Affiliate. Any AIM personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which AIM or its delegate intend to vote on a specific issue must terminate the contact and notify the compliance group immediately.

Certain personnel performing duties for AIM also are employed by and perform duties for Allianz Life Insurance Company of North America (“AZL”), which owns AIM. In certain circumstances, AIM personnel involved in the process of voting proxies on behalf of AIM’s client may also be involved in the process of voting the same proxies on behalf of AZL or other Affiliates. Any such circumstances should be reported to AIM’s compliance group, which will be responsible to ensure that the interests of AIM’s clients are protected and that any conflicts of interest are identified and resolved.

Categories of Proxy Voting Issues

In general, AIM reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. AIM considers each proposal on a case-by-case basis, taking into consideration

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various factors and all relevant facts and circumstances at the time of the vote. AIM may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because AIM believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of AIM’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of AIM, and a non-exhaustive list of factors that AIM may consider in determining how to vote the client’s proxies.

Board of Directors

1.	Independence. AIM may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation, and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

2.	Director Tenure and Retirement. AIM may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

3.	Nominations in Elections. AIM may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

4.	Separation of Chairman and CEO Positions. AIM may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

5.	D&O Indemnification and Liability Protection. AIM may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (for example, negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

6.	Stock Ownership. AIM may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his/her duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

Proxy Contests and Proxy Contest Defenses

1.	Contested Director Nominations. AIM may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

2.	Reimbursement for Proxy Solicitation Expenses. AIM may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

3.	Ability to Alter the Size of the Board by Shareholders. AIM may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

4.	Ability to Remove Directors by Shareholders. AIM may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

5.	Cumulative Voting. AIM may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

6.	Supermajority Shareholder Requirements. AIM may consider all relevant factors, including but not limited to, limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or
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bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses

1.	Classified Boards. AIM may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

2.	Poison Pills. AIM may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

3.	Fair Price Provisions. AIM may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (for example, supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure

1.	Stock Authorizations. AIM may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

2.	Issuance of Preferred Stock. AIM may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

3.	Stock Splits. AIM may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

4.	Reverse Stock Splits. AIM may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation

1.	Stock Option Plans. AIM may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

2.	Director Compensation. AIM may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

3.	Golden and Tin Parachutes. AIM may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation

State Takeover Statutes. AIM may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

Mergers and Restructurings

1.	Mergers and Acquisitions. AIM may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the
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combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. AIM may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

2.	Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, AIM may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, AIM may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, AIM may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies

Except as otherwise provided in the following paragraph, for a client that is invested in an investment company, AIM votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by AIM or its affiliates, if there is a conflict of interest that may be presented when voting for the client (for example, a proposal to approve a contract between AIM and the investment company), AIM will resolve the conflict by doing any one of the following: (i) voting in accordance with the written policies of the client or with the instructions or consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

1.	Election of Directors or Trustees. AIM may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

2.	Converting Closed-End Fund to Open-End Fund. AIM may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

3.	Proxy Contests. AIM may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

4.	Investment Advisory Agreements. AIM may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) total return performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

5.	Policies Established in Accordance with the 1940 Act. AIM may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

6.	Changing a Fundamental Restriction to a Non-Fundamental Restriction. AIM may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

7.	Rule 12b-1 Plans. AIM may consider the following when voting on a proposal to approve a Rule 12b-1 Plan: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

8.	Names Rule Proposals. AIM may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

9.	Disposition of Assets/Termination/Liquidation. AIM may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

10.	Changes to Charter Documents. AIM may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and
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(iv) regulatory standards and implications.

11.	Changing the Domicile of a Fund. AIM may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

12.	Change in Fund’s Subclassification. AIM may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities

1.	Waivers and Consents. AIM may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities that are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2.	Voting on Chapter 11 Plans of Liquidation or Reorganization. AIM may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions

1.	Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” AIM may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) AIM’s responsibility to consider actions before supporting them.

2.	Equal Access. AIM may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

3.	Charitable Contributions. AIM may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

4.	Special Interest Issues. AIM may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.
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AIM ETF PRODUCTS TRUST

File Nos. 811-23504 & 333-235734

PART C

Other Information

Item 28. Exhibits.

The following exhibits are filed herewith, except as noted:

(a) Agreement and Declaration of Trust

(i)	Certificate of Trust dated December 17, 2019 is incorporated by reference to the Registrant’s initial Registration Statement on Form N-1A (Filed December 27, 2019) (the “Initial Registration Statement”).

(ii)	Agreement and Declaration of Trust dated December 17, 2019 is incorporated by reference to the Initial Registration Statement.

(b) By-laws

(i)	By-Laws effective as of December 17, 2019 are incorporated by reference to the Initial Registration Statement.

(c) Instruments Defining Rights of Security Holders

(i)	Agreement and Declaration of Trust

	(a)	Article III, Shares
	(b)	Article V, Shareholders’ Voting Powers and Meetings
	(c)	Article VI, Net Asset Value; Distributions; Redemptions; Transfers
	(d)	Article VIII, Certain Transactions: Section 4
	(e)	Article X, Miscellaneous: Section 4

(ii)	By-Laws

	(a)	Article II, Meetings of Shareholders
	(b)	Article VI, Records and Reports: Section 1, 2 and 3
	(c)	Article VII, General Matters: Section 3, 4, 6 and 7
	(d)	Article VIII, Amendments: Section 1

(iii)	Part B, Statement of Additional Information – Item 22

(d) Investment Advisory Contracts

(i)

Investment Advisory Agreement dated March 6, 2020 between AIM ETF Products Trust and Allianz Investment Management LLC is incorporated by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (Filed May 15, 2020).

	(a)	Schedule A to the Investment Advisory Agreement, as amended and restated June 10, 2025.

(e) Underwriting Contracts

(i)	ETF Distribution Agreement dated April 8, 2020 between AIM ETF Products Trust and Foreside Fund Services, LLC is incorporated by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (Filed May 15, 2020).

(a) First Amendment dated September 18, 2020 to the ETF Distribution Agreement is incorporated by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (Filed December 15, 2020).

(b)        Second Amendment dated September 1, 2021 to the ETF Distribution Agreement is incorporated by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A (Filed September 14, 2021).

(c)         ETF Distribution Agreement, effective September 30, 2021, between AIM ETF Products Trust and Foreside Fund Services, LLC is incorporated by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A (Filed January 28, 2022).

(d)         First Amendment dated October 1, 2022 to the ETF Distribution Agreement, effective September 30, 2021, is incorporated by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A (Filed October 14, 2022).

(e) Second Amendment dated November 20, 2023 to the ETF Distribution Agreement, effective September 30, 2021, is incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A (Filed January 24, 2024).

(f)          Third Amendment dated December 15, 2023 to the ETF Distribution Agreement, effective September 30, 2021, is incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A (Filed January 24, 2024).

(g)         Fourth Amendment dated February 6, 2024 to the ETF Distribution Agreement, effective September 30, 2021 is incorporated by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (Filed March 25, 2024).

(h)         Fifth Amendment dated October 23, 2024 to the ETF Distribution Agreement, effective September 30, 2021 is incorporated by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (Filed on December 2, 2024).

(i)          Sixth Amendment dated February 14, 2025 to the ETF Distribution Agreement, effective September 30, 2021 is incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (Filed on February 18, 2025).

(j) Seventh Amendment dated June 10, 2025 to the ETF Distribution Agreement, effective September 30, 2021.

(ii)	Form of Authorized Participant Agreement is incorporated by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (Filed May 15, 2020).

(f) Bonus or Profit Sharing Contracts

Not Applicable.

(g) Custodian Agreements

(i)	Custodian Agreement dated May 15, 2020 between AIM ETF Products Trust and Brown Brothers Harriman & Co is incorporated by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (Filed May 15, 2020).

(a) Amendment dated June 10, 2025 to the Custodian Agreement dated May 15, 2020.

(h) Other Material Contracts

(i)	Administrative and Transfer Agency Agreement dated May 15, 2020 between AIM ETF Products Trust and Brown Brothers Harriman & Co is incorporated by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (Filed May 15, 2020).

(a) Amendment dated June 10, 2025 to the Administrative and Transfer Agency Agreement dated May 15, 2020.

(ii)	Fund PFO/Treasurer Agreement dated April 8, 2020 between AIM ETF Products Trust and Foreside Fund Officer Services, LLC is incorporated by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (Filed May 15, 2020).

(iii)	Consulting Services Agreement dated April 8, 2020 between AIM ETF Products Trust and Foreside Fund Officer Services, LLC is incorporated by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (Filed May 15, 2020).

(iv)	Amended and Restated Compliance Services Agreement dated January 1, 2023 by and among Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust and Allianz Investment Management LLC is incorporated by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A (Filed March 29, 2023).

(v)	Investment Advisory Fee Reduction Agreement dated January 8, 2025 with respect to AllianzIM 6 Month Buffer10 Allocation ETF and AllianzIM Buffer20 Allocation ETF is incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (Filed February 18, 2025).

(vi)	Investment Advisory Fee Reduction Agreement dated March 6, 2025 with respect to AllianzIM Buffer15 Uncapped Allocation ETF.

(i) Legal Opinion

(i)	Opinion and consent of counsel with respect to AllianzIM U.S. Large Cap Buffer10 Apr ETF and AllianzIM U.S. Large Cap Buffer20 Apr ETF is incorporated by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (Filed May 15, 2020).

(ii)	Opinion and consent of counsel with respect to AllianzIM U.S. Large Cap Buffer10 Jul ETF and AllianzIM U.S. Large Cap Buffer20 Jul ETF is incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (Filed May 21, 2020).

(iii)	Opinion and consent of counsel with respect to AllianzIM U.S. Large Cap Buffer10 Oct ETF and AllianzIM U.S. Large Cap Buffer20 Oct ETF is incorporated by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A (Filed September 16, 2020).

(iv)	Opinion and consent of counsel with respect to AllianzIM U.S. Large Cap Buffer10 Jan ETF and AllianzIM U.S. Large Cap Buffer20 Jan ETF is incorporated by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A (Filed December 15, 2020).

(v)

Opinion and consent of counsel with respect to AllianzIM U.S. Large Cap 6 Month Buffer10 Jan/Jul ETF, AllianzIM U.S. Large Cap 6 Month Buffer10 Apr/Oct ETF, AllianzIM U.S. Large Cap Floor10 Jan ETF, AllianzIM U.S. Large Cap Floor10 Apr ETF, AllianzIM U.S. Large Cap Floor10 Jul ETF, and AllianzIM U.S. Large Cap Floor10 Oct ETF is incorporated by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A (Filed September 14, 2021).

(vi)	Opinion and consent of counsel with respect to AllianzIM U.S. Large Cap Buffer10 Nov ETF, AllianzIM U.S. Large Cap Buffer20 Nov ETF, AllianzIM U.S. Large Cap Buffer10 Dec ETF, AllianzIM U.S. Large Cap Buffer20 Dec ETF, AllianzIM U.S. Large Cap Buffer10 Feb ETF, AllianzIM U.S. Large Cap Buffer20 Feb ETF, AllianzIM U.S. Large Cap Buffer10 Mar ETF, and AllianzIM U.S. Large Cap Buffer20 Mar ETF is incorporated by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A (Filed October 14, 2022).

(vii)	Opinion and consent of counsel with respect to AllianzIM U.S. Large Cap Buffer10 May ETF, AllianzIM U.S. Large Cap Buffer20 May ETF, AllianzIM U.S. Large Cap Buffer10 Jun ETF, AllianzIM U.S. Large Cap Buffer20 Jun ETF, AllianzIM U.S. Large Cap Buffer10 Aug ETF, AllianzIM U.S. Large Cap Buffer20 Aug ETF, AllianzIM U.S. Large Cap Buffer10 Sep ETF, and AllianzIM U.S. Large Cap Buffer20 Sep ETF is incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A (Filed April 19, 2023).

(viii)	Opinion and consent of counsel with respect to AllianzIM U.S. Large Cap 6 Month Buffer10 Feb/Aug ETF, AllianzIM U.S. Large Cap 6 Month Buffer10 Mar/Sep ETF, AllianzIM U.S. Large Cap 6 Month Buffer10 May/Nov ETF and AllianzIM U.S. Large Cap 6 Month Buffer10 Jun/Dec ETF is incorporated by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A (Filed January 24, 2024).

(ix)	Opinion and consent of counsel with respect to AllianzIM U.S. Equity 6 Month Floor5 Jan/Jul ETF and AllianzIM U.S. Equity 6 Month Floor5 Apr/Oct ETF is incorporated by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A (Filed January 24, 2024).

(x)	Opinion and consent of counsel with respect to AllianzIM U.S. Equity Buffer15 Uncapped Jan ETF, AllianzIM U.S. Equity Buffer15 Uncapped Feb ETF, AllianzIM U.S. Equity Buffer15 Uncapped Mar ETF, AllianzIM U.S. Equity Buffer15 Uncapped Apr ETF, AllianzIM U.S. Equity Buffer15 Uncapped May ETF, AllianzIM U.S. Equity Buffer15 Uncapped Jun ETF, AllianzIM U.S. Equity Buffer15 Uncapped Jul ETF, AllianzIM U.S. Equity Buffer15 Uncapped Aug ETF, AllianzIM U.S. Equity Buffer15 Uncapped Sep ETF, AllianzIM U.S. Equity Buffer15 Uncapped Oct ETF, AllianzIM U.S. Equity Buffer15 Uncapped Nov ETF, and AllianzIM U.S. Equity Buffer15 Uncapped Dec ETF is incorporated by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (Filed March 25, 2024).

(xi)	Opinion and consent of counsel with respect to AllianzIM Buffer20 Allocation ETF and AllianzIM 6 Month Buffer10 Allocation ETF is incorporated by reference to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A (Filed December 2, 2024).

(xii)	Opinion and consent of counsel with respect to AllianzIM Buffer15 Uncapped Allocation ETF is incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (Filed February 14, 2025).

(xiii)	Opinion and consent of counsel with respect to AllianzIM U.S. Equity Buffer100 Protection ETF and AllianzIM U.S. Equity Buffer15 ETF.

(j) Other Opinions

(i)	Consent of Independent Registered Public Accounting Firm.

(k) Omitted Financial Statements

Not Applicable.

(l) Initial Capital Agreements

(i)	Purchase Agreement between AIM ETF Products Trust and Allianz Life Insurance Company of North America is incorporated by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (Filed May 15, 2020).

(m) Rule 12b-1 Plan

(i)	Distribution and Service Plan, pursuant to Rule 12b-1 is incorporated by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (Filed May 15, 2020).

(a) Schedule A to the Distribution and Service Plan, as amended and restated June 10, 2025.

(n) Rule 18f-3 Plan

Not Applicable.

(p) Code of Ethics

(i)	Code of Ethics of Allianz Investment Management LLC is incorporated by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A (Filed January 27, 2023).

(ii)	Code of Ethics of AIM ETF Products Trust is incorporated by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A (Filed May 15, 2020).

(iii)	Code of Ethics of Foreside Financial Group, LLC is incorporated by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A (Filed February 27, 2024).

(q) Power of Attorney

(i)	Power of Attorney dated February 25, 2022 is incorporated by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (Filed July 29, 2022).

Item 29. Persons Controlled by or Under Common Control with the Fund

None

Item 30. Indemnification

The Agreement and Declaration of Trust (the “Declaration”) provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the Delaware Statutory Trust Act (the “Delaware Act”), these Agents (as defined in the Declaration) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party, potential party, or non-party witness, or is threatened to be made a party, potential party, or non-party witness to any Proceeding (as defined in the Declaration), or is otherwise involved in a Proceeding, because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person’s conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Trust may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Indemnification of the Trust’s Trustees, officers, adviser, distributor, custodian, administrator and transfer agent against certain stated liabilities is provided for in the following documents:

(a) Section 9 of the Investment Advisory Agreement dated March 6, 2020 between AIM ETF Products Trust and Allianz Investment Management LLC, as incorporated by reference herein.

(b) Section 6 of the ETF Distribution Agreement dated April 8, 2020 between AIM ETF Products Trust and Foreside Fund Services, LLC, as incorporated by reference herein.

(c) Section 10 of the Custodian Agreement dated May 15, 2020 between AIM ETF Products Trust and Brown Brothers Harriman & Co., as incorporated by reference herein.

(d) Section 10 of the Administrative and Transfer Agency Agreement dated May 15, 2020 between AIM ETF Products Trust and Brown Brothers Harriman & Co., as incorporated by reference herein.

(e) Section 3 of the Fund PFO/Treasurer Agreement dated April 8, 2020 between AIM ETF Products Trust and Foreside Fund Officer Services, LLC, as incorporated by reference herein.

(f) Section 2 of the Consulting Services Agreement dated April 8, 2020 between AIM ETF Products Trust and Foreside Fund Officer Services, LLC, as incorporated by reference herein.

Item 31. Business and Other Connections of the Investment Adviser

Allianz Investment Management LLC (previously Allianz Life Advisers, LLC) - this information is included in Form ADV filed with the SEC by Allianz Investment Management LLC (Registration No. 801-60167). The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriters

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	Absolute Shares Trust
4.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
6.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
7.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
8.	Adaptive Core ETF, Series of Collaborative Investment Series Trust
9.	AdvisorShares Trust
10.	AFA Multi-Manager Credit Fund
11.	AGF Investments Trust
12.	AIM ETF Products Trust
13.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
14.	AlphaCentric Prime Meridian Income Fund
15.	American Century ETF Trust
16.	Amplify ETF Trust
17.	Applied Finance Core Fund, Series of World Funds Trust
18.	Applied Finance Explorer Fund, Series of World Funds Trust
19.	Applied Finance Select Fund, Series of World Funds Trust
20.	ARK ETF Trust
21.	ARK Venture Fund
22.	B.A.D. ETF, Series of Listed Funds Trust
23.	Bitwise Funds Trust
24.	Bluestone Community Development Fund
25.	BondBloxx ETF Trust
26.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
27.	Bridgeway Funds, Inc.
28.	Brinker Capital Destinations Trust
29.	Brookfield Real Assets Income Fund Inc.
30.	Build Funds Trust
31.	Calamos Convertible and High Income Fund
32.	Calamos Convertible Opportunities and Income Fund
33.	Calamos Dynamic Convertible and Income Fund
34.	Calamos ETF Trust
35.	Calamos Global Dynamic Income Fund
36.	Calamos Global Total Return Fund
37.	Calamos Strategic Total Return Fund
38.	Carlyle Tactical Private Credit Fund
39.	Cboe Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
40.	Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
41.	Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
42.	Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust
43.	Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
44.	Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust

45.	Center Coast Brookfield MLP & Energy Infrastructure Fund
46.	Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
47.	Clifford Capital International Value Fund, Series of World Funds Trust
48.	Clifford Capital Partners Fund, Series of World Funds Trust
49.	Cliffwater Corporate Lending Fund
50.	Cliffwater Enhanced Lending Fund
51.	Cohen & Steers Infrastructure Fund, Inc.
52.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
53.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
54.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
55.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
56.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
57.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of ONEFUND Trust
58.	Davis Fundamental ETF Trust
59.	Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions
60.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
61.	Defiance Israel Bond ETF, Series of ETF Series Solutions
62.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
63.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
64.	Defiance Pure Electric Vehicle ETF, Series of ETF Series Solutions
65.	Defiance Quantum ETF, Series of ETF Series Solutions
66.	Direxion Funds
67.	Direxion Shares ETF Trust
68.	Dividend Performers ETF, Series of Listed Funds Trust
69.	Dodge & Cox Funds
70.	DoubleLine ETF Trust
71.	DoubleLine Income Solutions Fund
72.	DoubleLine Opportunistic Credit Fund
73.	DoubleLine Yield Opportunities Fund
74.	DriveWealth ETF Trust
75.	EIP Investment Trust
76.	Ellington Income Opportunities Fund
77.	ETF Managers Trust
78.	ETF Opportunities Trust
79.	Evanston Alternative Opportunities Fund
80.	Exchange Listed Funds Trust
81.	FlexShares Trust
82.	Forum Funds
83.	Forum Funds II
84.	Forum Real Estate Income Fund
85.	Goose Hollow Enhanced Equity ETF, Series of Collaborative Investment Series Trust
86.	Goose Hollow Multi-Strategy Income ETF, Series of Collaborative Investment Series Trust
87.	Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
88.	Grayscale Future of Finance ETF, Series of ETF Series Solutions
89.	Guinness Atkinson Funds
90.	Harbor ETF Trust

91.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
92.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
93.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
94.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
95.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
96.	IDX Funds
97.	Innovator ETFs Trust
98.	Ironwood Institutional Multi-Strategy Fund LLC
99.	Ironwood Multi-Strategy Fund LLC
100.	John Hancock Exchange-Traded Fund Trust
101.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
102.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
103.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
104.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
105.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
106.	Manor Investment Funds
107.	Merk Stagflation ETF, Series of Listed Funds Trust
108.	Milliman Variable Insurance Trust
109.	Mindful Conservative ETF, Series of Collaborative Investment Series Trust
110.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
111.	Mohr Growth ETF, Series of Collaborative Investment Series Trust
112.	Mohr Sector Nav ETF, Series of Collaborative Investment Series Trust
113.	Morgan Stanley ETF Trust
114.	Morningstar Funds Trust
115.	Mutual of America Investment Corporation
116.	NEOS ETF Trust
117.	North Square Investments Trust
118.	OTG Latin American Fund, Series of World Funds Trust
119.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
120.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
121.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
122.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
123.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
124.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
125.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
126.	Palmer Square Opportunistic Income Fund
127.	Partners Group Private Income Opportunities, LLC
128.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
129.	Perkins Discovery Fund, Series of World Funds Trust
130.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
131.	Plan Investment Fund, Inc.
132.	PMC Core Fixed Income Fund, Series of Trust for Professional Managers
133.	PMC Diversified Equity Fund, Series of Trust for Professional Managers
134.	Point Bridge America First ETF, Series of ETF Series Solutions
135.	Preferred-Plus ETF, Series of Listed Funds Trust
136.	Putnam ETF Trust

137.	Quaker Investment Trust
138.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
139.	Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
140.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
141.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
142.	Renaissance Capital Greenwich Funds
143.	Reynolds Funds, Inc.
144.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
145.	RiverNorth Patriot ETF, Series of Listed Funds Trust
146.	RMB Investors Trust
147.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
148.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
149.	Roundhill Alerian LNG ETF, Series of Listed Funds Trust
150.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
151.	Roundhill Cannabis ETF, Series of Listed Funds Trust
152.	Roundhill ETF Trust
153.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
154.	Roundhill S&P Global Luxury ETF, Series of Listed Funds Trust
155.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
156.	Roundhill Video Games ETF, Series of Listed Funds Trust
157.	Rule One Fund, Series of World Funds Trust
158.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
159.	Six Circles Trust
160.	Sound Shore Fund, Inc.
161.	SP Funds Trust
162.	Sparrow Funds
163.	Spear Alpha ETF, Series of Listed Funds Trust
164.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
165.	STF Tactical Growth ETF, Series of Listed Funds Trust
166.	Strategic Trust
167.	Strategy Shares
168.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
169.	Syntax ETF Trust
170.	Tekla World Healthcare Fund
171.	Tema ETF Trust
172.	Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust
173.	Teucrium AiLA Long-Short Agriculture Strategy ETF, Series of Listed Funds Trust
174.	Teucrium AiLA Long-Short Base Metals Strategy ETF, Series of Listed Funds Trust
175.	The 2023 ETF Series Trust
176.	The 2023 ETF Series Trust II
177.	The Community Development Fund
178.	The Finite Solar Finance Fund
179.	The Private Shares Fund
180.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
181.	Third Avenue Trust
182.	Third Avenue Variable Series Trust

183.	Tidal ETF Trust
184.	Tidal Trust II
185.	TIFF Investment Program
186.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
187.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
188.	Timothy Plan International ETF, Series of The Timothy Plan
189.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
190.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
191.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
192.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
193.	Total Fund Solution
194.	Touchstone ETF Trust
195.	TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
196.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
197.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
198.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
199.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
200.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
201.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
202.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
203.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
204.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
205.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
206.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
207.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
208.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
209.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
210.	U.S. Global Investors Funds
211.	Union Street Partners Value Fund, Series of World Funds Trust
212.	Variant Alternative Income Fund
213.	Variant Impact Fund
214.	VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II
215.	VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II
216.	VictoryShares Corporate Bond ETF, Series of Victory Portfolios II
217.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
218.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
219.	VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
220.	VictoryShares Free Cash Flow ETF, Series of Victory Portfolios II
221.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
222.	VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
223.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
224.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
225.	VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II
226.	VictoryShares THB Mid Cap ESG ETF, Series of Victory Portfolios II
227.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
228.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II

229.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
230.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
231.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
232.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
233.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
234.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
235.	VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
236.	VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
237.	VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
238.	Volatility Shares Trust
239.	West Loop Realty Fund, Series of Investment Managers Series Trust
240.	Wilshire Mutual Funds, Inc.
241.	Wilshire Variable Insurance Trust
242.	WisdomTree Digital Trust
243.	WisdomTree Trust
244.	WST Investment Trust
245.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Alicia Stout	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

Item 33. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

(a) Allianz Investment Management LLC, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, for records relating to the Trust and Allianz Investment Management LLC’s function as investment adviser

(b) Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, for records relating to its function as principal underwriter

(c) Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, for records relating to its function as custodian, administrator, fund accountant and transfer agent

Item 34. Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35. Undertakings

Not Applicable

SIGNATURE

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Golden Valley and the State of Minnesota, on the 10th day of June, 2025.

AIM ETF PRODUCTS TRUST
(Registrant)

By:	/s/ Brian Muench
Brian Muench, Trustee, President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Brian Muench	Trustee, President and Principal Executive Officer	June 10, 2025
Brian Muench

/s/ Monique Labbe	Treasurer, Principal Accounting Officer and Principal Financial Officer	June 10, 2025
Monique Labbe

/s/ Peggy L. Ettestad*	Trustee	June 10, 2025
Peggy L. Ettestad

/s/ Tamara Lynn Fagely*	Trustee	June 10, 2025
Tamara Lynn Fagely

/s/ Richard H. Forde*	Trustee	June 10, 2025
Richard H. Forde

/s/ Jack Gee*	Trustee	June 10, 2025
Jack Gee

/s/ Claire R. Leonardi*	Trustee	June 10, 2025
Claire R. Leonardi

*By:	/s/ Brian Muench
Brian Muench
Attorney-in-Fact
(Pursuant to Power of Attorney filed herewith)

AIM ETF PRODUCTS TRUST

REGISTRATION STATEMENT

EXHIBITS INDEX

EX.99 (d)(i)(a)	Schedule A to the Investment Advisory Agreement, as amended and restated June 10, 2025.
EX.99.(e)(i)(j)	Seventh Amendment dated June 10, 2025 to the ETF Distribution Agreement effective September 30, 2021.
EX.99.(g)(i)(a)	Amendment dated June 10, 2025 to the Custodian Agreement dated May 15, 2020.
EX.99.(h)(i)(a)	Amendment dated June 10, 2025 to the Administrative and Transfer Agency Agreement dated May 15, 2020.
EX.99.(h)(vi)	Investment Advisory Fee Reduction Agreement dated March 6, 2025 with respect to AllianzIM Buffer15 Uncapped Allocation ETF.
EX.99.(i)(xiii)	Opinion and consent of counsel.
EX.99.(m)(i)(a)	Schedule A to the Distribution and Services Plan, amended and restated June 10, 2025.